 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 19, 2001
                                                     REGISTRATION NO. 333-11131
                                                                       811-5338

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                         PRE-EFFECTIVE AMENDMENT NO.                        [_]

                        POST-EFFECTIVE AMENDMENT NO. 6                      [X]

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                               AMENDMENT NO. 23                             [X]

                       THE NEW ENGLAND VARIABLE ACCOUNT
                          (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                 ONE MADISON AVENUE, NEW YORK, NEW YORK 10010
             (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                 DEPOSITOR'S TELEPHONE NUMBER: (212) 578-5364

NAME AND ADDRESS OF AGENT FOR SERVICE:    COPY TO:


Gary A. Beller, Esq.                      Stephen E. Roth, Esquire
Metropolitan Life Insurance Company       Sutherland, Asbill & Brennan LLP
One Madison Avenue                        1275 Pennsylvania Avenue, N.W.
New York, New York 10010                  Washington, D.C. 20004-2404


It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

  [X] on January 22, 2001 pursuant to paragraph (b) of Rule 485

  [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

  [ ] on (date) pursuant to paragraph (a)(1) of Rule 485


Title of Securities Being Registered: Individual Variable Annuity Contracts.

-------------------------------------------------------------------------------
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

This registration statement incorporates by reference the prospectus dated
May 1, 2000, the supplement dated May 1, 2000 to the prospectus dated April 30, 1999, the supplement dated May 1, 2000 to the prospectus dated May 1, 2000 and the Statement of Additional Information dated May 1, 2000 for the contracts, each as filed in Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 333-11131) filed on April 27, 2000.

                              ZENITH ACCUMULATOR

                      METROPOLITAN LIFE INSURANCE COMPANY

                       THE NEW ENGLAND VARIABLE ACCOUNT

                    Supplement dated January 22, 2001
                                      To

                      Prospectuses Dated May 1, 2000

  This supplement updates certain information contained in the prospectuses dated May 1, 2000 and April 30, 1999, as supplemented May 1, 2000.

1. PAGE A-1 OF YOUR PROSPECTUS IS AMENDED TO INCLUDE THE FOLLOWING ELIGIBLE
FUNDS:

METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")

Putnam Large Cap Growth Portfolio
State Street Research Aurora Small Cap Value Portfolio*
Janus Mid Cap Portfolio*

Lehman Brothers(R) Aggregate Bond Index Portfolio*
MetLife Stock Index Portfolio*+

MetLife Mid Cap Stock Index Portfolio*

Morgan Stanley EAFE(R) Index Portfolio*

Russell 2000(R) Index Portfolio*
--------
* Availability is subject to any necessary state insurance department approval.
+ Available to contracts purchased AFTER May 1, 1995.

2. During the second quarter of 2001, Metropolitan Life Insurance Company anticipates replacing the Westpeak Stock Index Series of the New England Zenith Fund with the MetLife Stock Index Portfolio of the Metropolitan Fund for all contracts purchased prior to May 1, 1995.

3. On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract.

4. You may allocate contract value to a maximum of twenty sub-accounts (including the Fixed Account) at any time.

5. THE "EXPENSE TABLE" IS REPLACED WITH THE FOLLOWING:

                                 EXPENSE TABLE

  The purpose of the table and the examples below is to explain the various costs and expenses you will bear, directly or indirectly, as a Contract Owner. These are deducted from purchase payments, the Variable Account, or the Eligible Funds. In the examples following the table, we assume that you allocated your entire purchase payment to one sub-account, with no transfers.

                                VARIABLE ACCOUNT

CONTRACT OWNER TRANSACTION EXPENSES(1)
    Sales Charge Imposed on Purchases (as a percentage
     of Contract Value).................................           0%
    Maximum Contingent Deferred Sales Charge(2) (as a
     percentage of Contract Value)......................          6.5%
    Transfer Fee (per Contract Year)(3)................. $0 on the first twelve
                                                          $10 each thereafter
ANNUAL CONTRACT FEE
    Administration Contract Charge (per Contract)(4) ...          $30
SEPARATE ACCOUNT ANNUAL EXPENSES(5)
(as percentage of average net assets)
    Mortality and Expense Risk Charge...................           .95%
    Administration Asset Charge.........................           .40%
                                                                  ----
        Total Separate Account Annual Expenses..........          1.35%

                            NEW ENGLAND ZENITH FUND

OPERATING EXPENSES FOR THE YEAR ENDED 12/31/99

 (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                        OTHER         TOTAL         OTHER         TOTAL
                                      EXPENSES      EXPENSES      EXPENSES      EXPENSES
                         MANAGEMENT    BEFORE        BEFORE         AFTER         AFTER
                           FEES*    REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
                         ---------- ------------- ------------- ------------- -------------
Back Bay Advisors Money
 Market Series..........    .35%        .05%           .40%         .05%           .40%
Back Bay Advisors Bond
 Income Series..........    .40%        .08%           .48%         .08%           .48%
Salomon Brothers
 Strategic Bond
 Opportunities Series...    .65%        .16%           .81%         .16%           .81%
Salomon Brothers U.S.
 Government Series(6)...    .55%        .17%           .72%         .15%           .70%
Back Bay Advisors
 Managed Series(8)......    .50%        .08%           .58%         .08%           .58%
Balanced Series.........    .70%        .07%           .77%         .07%           .77%
Alger Equity Growth
 Series.................    .75%        .05%           .80%         .05%           .80%
Capital Growth Series...    .62%        .04%           .66%         .04%           .66%
Davis Venture Value
 Series.................    .75%        .06%           .81%         .06%           .81%
Harris Oakmark Mid Cap
 Value Series(6)........    .75%        .13%           .88%         .13%           .88%
Loomis Sayles Small Cap
 Series(6)(7)...........    .90%        .20%          1.10%         .10%          1.00%
Westpeak Growth and
 Income Series..........    .68%        .06%           .74%         .06%           .74%
Westpeak Stock Index
 Series(8)..............    .25%        .10%           .35%         .10%           .35%

--------

* Our affiliate, New England Investment Management, LLC, is the investment adviser for the Series of the Zenith Fund.

                      METROPOLITAN SERIES FUND, INC.

OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1999

 (ANTICIPATED EXPENSES FOR 2000 FOR THE PUTNAM LARGE CAP GROWTH, STATE STREET RESEARCH AURORA SMALL CAP VALUE AND METLIFE MID CAP STOCK INDEX PORTFOLIOS)

 (AS A PERCENTAGE OF NET ASSETS)


                                                     OTHER         TOTAL         OTHER         TOTAL
                                       12B-1       EXPENSES      EXPENSES      EXPENSES      EXPENSES
                         MANAGEMENT DISTRIBUTION    BEFORE        BEFORE         AFTER         AFTER
                           FEES*        FEE      REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
                         ---------- ------------ ------------- ------------- ------------- -------------
Putnam Large Cap Growth
 Portfolio(9)...........    .80%         N/A          .59%         1.39%         .20%          1.00%
Putnam International
 Stock Portfolio........    .90%         N/A          .22%         1.12%         .22%          1.12%
State Street Research
 Aurora Small Cap Value
 Portfolio(9)...........    .85%         N/A          .23%         1.08%         .20%          1.05%
Janus Mid Cap
 Portfolio(9)(10).......    .67%        .25%          .04%          .96%         .04%           .96%
Lehman Brothers
 Aggregate Bond Index
 Portfolio(9)(10).......    .25%        .25%          .15%          .65%         .15%           .65%
MetLife Stock Index
 Portfolio(10)(11)......    .25%        .25%          .04%          .54%         .04%           .54%
MetLife Mid Cap Stock
 Index
 Portfolio(9)(10).......    .25%        .25%          .65%         1.15%         .20%           .70%
Morgan Stanley EAFE
 Index
 Portfolio(9)(10).......    .30%        .25%         1.47%         2.02%         .40%           .95%
Russell 2000 Index
 Portfolio(9)(10).......    .25%        .25%          .64%         1.14%         .30%           .80%

--------

* Metropolitan Life Insurance Company ("MetLife") is the investment adviser for the Portfolios of the Metropolitan Fund.

                        VARIABLE INSURANCE PRODUCTS FUND

OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1999

 (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                         TOTAL
                                                                       PORTFOLIO
                                                   MANAGEMENT  OTHER   OPERATING
                                                     FEES*    EXPENSES EXPENSES
                                                   ---------- -------- ---------
VIP Overseas Portfolio (12).......................    .73%      .18%      .91%
VIP Equity Income Portfolio (12)..................    .48%      .09%      .57%

--------

* The investment adviser for VIP is Fidelity Management & Research Company ("FRM").

6. THE "EXAMPLE" CHART IS AMENDED TO INCLUDE THE FOLLOWING:

EXAMPLE (NOTE: The examples below are hypothetical. Although we base them on the expenses shown in the expense tables above, the examples are not representations of past or future performance or expenses. Actual performance and/or expenses may be more or less than shown.(13)) For purchase payments allocated to each of the Series indicated:

  You would pay the following expenses on a $1,000 purchase payment assuming 1) 5% annual return on the underlying New England Zenith
   Fund Series, Metropolitan Fund Portfolio or
   VIP Portfolio and 2) that you surrender your Contract or that you elect to annuitize under a period certain option for a specified period of less than 15 years, at the end of each time period (a contingent deferred sales charge will apply at the end of 1 year, 3 years and 5 years):

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
     Putnam Large Cap Growth................... 84.44  128.57  174.45   285.65
     Putnam International Stock................ 85.57  131.97  180.15   297.33
     State Street Research Aurora Small Cap
      Value *.................................. 84.91  129.99  176.83   290.53
     Janus Mid Cap*............................ 84.06  127.44  172.55   281.73
     Lehman Brothers Aggregate Bond Index*..... 81.14  118.59  157.62   250.70
     MetLife Stock Index*...................... 80.10  115.42  152.27   239.43
     MetLife Mid Cap Stock Index*.............. 81.61  120.02  160.05   255.77
     Morgan Stanley EAFE Index*................ 83.97  127.15  172.07   280.74
     Russell 2000 Index*....................... 82.56  122.87  164.87   265.84
     VIP Overseas.............................. 83.59  126.02  170.15   276.80
     VIP Equity-Income......................... 80.39  116.29  153.74   242.53

  You would pay the following expenses on a $1,000 purchase payment assuming 1) 5% annual return on the underlying New England Zenith
   Fund Series, Metropolitan Fund Portfolio or
   VIP Portfolio and 2) that you do not surrender your Contract or that you elect to annuitize under a life contingency option, or under a period certain option for a minimum specified period of 15 years, at the end of each time period (no contingent deferred sales charge will apply)(14):

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
     Putnam Large Cap Growth................... 24.48   75.28  128.65   274.14
     Putnam International Stock................ 25.68   78.87  134.62   285.96
     State Street Research Aurora Small Cap
      Value*................................... 24.98   76.78  131.14   279.08
     Janus Mid Cap*............................ 24.08   74.08  126.65   270.17
     Lehman Brothers Aggregate Bond Index*..... 20.97   64.73  111.01   238.78
     MetLife Stock Index*...................... 19.87   61.39  105.40   227.38
     MetLife Mid Cap Stock Index*.............. 21.47   66.24  113.55   243.91
     Morgan Stanley EAFE Index*................ 23.98   73.78  126.15   269.17
     Russell 2000 Index*....................... 22.48   69.26  118.61   254.10
     VIP Overseas.............................. 23.58   72.58  124.14   265.18
     VIP Equity-Income......................... 20.17   62.30  106.94   230.51

--------

* Availability of these portfolios is subject to any necessary state insurance department approval.

7. THE "NOTES" TO THE EXPENSE TABLE IS REPLACED WITH THE FOLLOWING:

NOTES:
 (1) Premium tax charges are not shown. They range from 0% (in most states) to 3.5% of Contract Value (or if applicable purchase payments).
 (2) We calculate the applicable Contingent Deferred Sales Charge as a percentage of Contract Value. The maximum possible charge, as a percentage of Contract Value, occurs in the first Contract Year and reduces after each Contract Year to 0% by the eleventh Contract Year.
 (3) We reserve the right to impose a charge of $10 on each transfer in excess of four per year.
 (4)  We do not impose this charge after annuitization.
 (5) We do not impose these charges on the Fixed Account or after annuitization if annuity payments are made on a fixed basis.

 (6) New England Investment Management voluntarily limits the expenses (other than brokerage costs, interest, taxes or extraordinary expenses) of certain series with either an expense cap or expense deferral arrangement. Under the expense cap, New England Investment Management bears expenses of the Loomis Sayles Small Cap Series that exceed 1.00% of average daily net assets. Under the expense deferral agreement, New England Investment Management bears expenses which exceed a certain limit in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. The limit on expenses for these series are: .90% of average daily net assets for the Harris Oakmark Mid Cap Value; and .70% of average daily net assets for the Salomon Brothers U.S. Government Series. New England Investment Management may end these expense limits at any time.
 (7)  In 1999, the management fee for the Loomis Sayles Small Cap Series was
      1.00%.
 (8) The Westpeak Stock Index Series and the Back Bay Advisors Managed Series are not Eligible Funds for Contracts purchased after May 1, 1995.

 (9) MetLife voluntarily pays expenses (other than the management fee, brokerage commissions, amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, taxes, interest and other loan costs, and any unusual one-time expenses) of certain Portfolios in excess of a certain percentage of net assets until the earlier of either total net assets of the Portfolio reaching $100 million or a certain date as follows:

                                                     SUBSIDIZED EXPENSES
      PORTFOLIO                                          IN EXCESS OF     DATE
      ---------                                      ------------------- ------
      Putnam Large Cap Growth.......................       0.20%         5/1/02
      State Street Research Aurora Small Cap Value..       0.20%         7/1/02
      MetLife Mid Cap Stock Index...................       0.20%         7/1/02

   --------

      Prior to 11/8/00, MetLife paid all Expenses in excess of .25% of the average net assets for the Morgan Stanley EAFE Index Portfolio until the Portfolio's total assets reached $100 million or November 8, 2000 whichever came first. Beginning on 11/8/00, MetLife will pay all expenses in excess of .40% of the average net assets of the Morgan Stanley EAFE Index Portfolio until the Portfolio's assets reach $200 million, or until May 1, 2001, whichever comes first.

      MetLife also paid all Expenses that exceeded .20% of average net assets for the Russell 2000 Index Portfolio until December 3, 1999 and for the Lehman Brothers Aggregate Bond Index Portfolio until July 13, 1999. Beginning on February 22, 2000, MetLife will pay all expenses in excess of 0.30% of the average net assets for the Russell 2000 Index Portfolio until the Portfolio's assets reach $200 million, or until April 30, 2001, whichever comes first. MetLife also paid all Expenses that exceeded .20% of average net assets for the Janus Mid Cap Portfolio until the Portfolio's assets reached $100 million or until March 2, 1999, whichever came first. These subsidies and other prior expense reimbursement arrangements can increase the performance of the Portfolios. MetLife can terminate this arrangement at anytime upon notice to the Board of Directors and to Fund Shareholders.

(10) The Metropolitan Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Under the Distribution Plan the Portfolios pay an annual fee to compensate certain other parties for promoting, selling and servicing the shares of the Portfolio. These other parties may include the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of the contracts. The Distribution Plan is described in more detail in the Fund's prospectus.

(11) The MetLife Stock Index Portfolio is only available to contracts purchased after May 1, 1995.

(12) Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .56% for VIP Equity-Income Portfolio and .87% for VIP Overseas Portfolio.

(13) In these examples, the average Administration Contract Charge of .07% has been used. (See (4), above.)

(14) The same would apply if you elect to annuitize under a fixed life contingency option unless your Contract has been in effect less than five years, in which case the expenses shown in the first three columns of the preceding example would apply. (See "Contingent Deferred Sales Charge.")

8. THE "INVESTMENTS OF THE VARIABLE ACCOUNT" SECTION IS AMENDED TO INCLUDE THE
FOLLOWING:

  PUTNAM LARGE CAP GROWTH PORTFOLIO*

  The Putnam Large Cap Growth Portfolio's investment objective is capital appreciation.

  STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIO*

  The State Street Research Aurora Small Cap Value Portfolio's investment objective is high total return, consisting principally of capital appreciation.

  JANUS MID CAP PORTFOLIO*

  The Janus Mid Cap Portfolio's investment objective is long-term growth of capital.

  LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO*

  The Lehman Brothers Aggregate Bond Index Portfolio's investment objective is to equal the performance of the Lehman Brothers Aggregate Bond Index.

  METLIFE STOCK INDEX PORTFOLIO*+

  The MetLife Stock Index Portfolio's investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

  METLIFE MID CAP STOCK INDEX PORTFOLIO*

  The MetLife Mid Cap Stock Index Portfolio's investment objective is to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index ("S&P MidCap 400 Index").

  MORGAN STANLEY EAFE INDEX PORTFOLIO*

  The Morgan Stanley EAFE Index Portfolio's investment objective is to equal the performance of Morgan Stanley Capital International Europe Australasia Far East Index ("MSCI EAFE Index").

  RUSSELL 2000 INDEX PORTFOLIO*

  The Russell 2000 Index Portfolio's investment objective is to equal the return of the Russell 2000 Index.

9. THE "INVESTMENT ADVICE" SECTION IS AMENDED TO INCLUDE THE FOLLOWING:

    Putnam Investment Management, Inc. is sub-investment manager of the Putnam Large Cap Growth Portfolio. State Street Research & Management Company is the sub-investment manager for the State Street Research Aurora Small Cap Value Portfolio. Janus Capital Corporation is the sub-investment manager for the Janus Mid Cap Portfolio.

    An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to the Eligible Funds. We (or our affiliates) may also be compensated with 12b-1 fees from Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. Some advisers, affiliates and/or Eligible Funds may pay us more than others.
--------
   * Availability of these Portfolios is subject to any necessary state insurance department approvals.

   + Available to contracts purchased AFTER May 1, 1995.

10. "THE CONTRACTS" SECTION IS AMENDED TO INCLUDE THE FOLLOWING:

ASSET REBALANCING

  We offer an asset rebalancing program for Contract Value. Contract Value allocated to the sub-accounts can be expected to increase or decrease at different rates due to market fluctuations. An asset rebalancing program automatically reallocates your Contract Value among the sub-accounts periodically (quarterly, semi-annually or annually) to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer Contract Value from those sub-accounts that have increased in value to those that have declined, or not increased as much, in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

  You may select an asset rebalancing program when you apply for the contract or at a later date by contacting our Home Office. You specify the percentage allocations to which your contract value will be reallocated among the sub-accounts (excluding the Fixed Account). You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. On the last day of each period on which the New York Stock Exchange is open, we will transfer Contract Value among the sub-accounts to the extent necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Home Office. Asset rebalancing cannot continue beyond the Maturity Date or once annuity payments have commenced. Currently, we don't count transfers made under an asset rebalancing program for purposes of the transfer rules.

11. THE "REQUESTS AND ELECTIONS" SECTION IS AMENDED TO INCLUDE THE FOLLOWING:

CONFIRMING TRANSACTIONS

  We will send out written statements confirming that a transaction was recently completed. Certain transactions may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

12. "FUND TOTAL RETURN ADJUSTED FOR CONTRACT CHARGES" CHART IS AMENDED TO INCLUDE THE FOLLOWING:

  For purchase payment allocated to the Janus Mid Cap Portfolio

                          PERIOD ENDING DECEMBER 31, 1999
                          -------------------------------
      1 Year.......................................................... 108.46%
      Since Inception.................................................  56.01%

  For purchase payment allocated to the Lehman Brothers Aggregate Bond Index Portfolio

                          PERIOD ENDING DECEMBER 31, 1999
                          -------------------------------
      1 Year.......................................................... -11.06%
      Since Inception.................................................  -8.98%

  For purchase payment allocated to the MetLife Stock Index Portfolio

                           PERIOD ENDING DECEMBER 31, 1999
                           -------------------------------
      1 Year.............................................................  9.85%
      5 Years............................................................ 23.65%
      Since Inception.................................................... 15.38%

  For purchase payment allocated to the Morgan Stanley EAFE Index Portfolio

                           PERIOD ENDING DECEMBER 31, 1999
                           -------------------------------
      1 Year............................................................. 13.48%
      Since Inception.................................................... 19.11%

  For purchase payment allocated to the Russell 2000 Index Portfolio

                           PERIOD ENDING DECEMBER 31, 1999
                           -------------------------------
      1 Year............................................................. 11.45%
      Since Inception.................................................... 14.60%

                       THE NEW ENGLAND VARIABLE ACCOUNT
                              ZENITH ACCUMULATOR
                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)

                             JANUARY 22, 2001

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2000 as supplemented January 22, 2001 and the Prospectus dated April 30, 1999 as supplemented May 1, 2000 and January 22, 2001 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation ("New England Securities") 399 Boylston Street, Boston, Massachusetts 02116.

VA-205-01

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           -----
History...................................................................  II-3
Services Relating to the Variable Account and the Contracts...............  II-3
Performance Comparisons...................................................  II-3
Calculation of Performance Data...........................................  II-4
Net Investment Factor..................................................... II-25
Annuity Payments.......................................................... II-25
Hypothetical Illustrations of Annuity Income Payouts...................... II-27
Historical Illustrations of Annuity Income Payouts........................ II-30
Experts................................................................... II-33
Legal Matters............................................................. II-33
Appendix A................................................................ II-34
Financial Statements......................................................   F-1

                                    HISTORY

  The New England Variable Account (the "Variable Account") is a separate account of Metropolitan Life Insurance Company (the "Company"). The Variable Account was originally a separate account of New England Mutual Life Insurance Company, and became a separate account of the Company when New England Mutual Life Insurance Company merged with and into the Company on August 30, 1996. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company.

          SERVICES RELATING TO THE VARIABLE ACCOUNT AND THE CONTRACTS

  Auditors. DELOITTE & TOUCHE LLP, LOCATED AT 200 BERKELEY STREET, BOSTON, MASSACHUSETTS 02116, CONDUCTS AN ANNUAL AUDIT OF THE VARIABLE ACCOUNT'S FINANCIAL STATEMENTS.

  Administrative Services Agreement. Pursuant to an administrative services agreement between New England Life Insurance Company ("NELICO") and the Company, NELICO serves as the Designated Office for servicing the Contracts and performs certain other administrative services for the company relating to the variable account and the Contracts. NELICO is compensated for these services based on the expenses it incurs in providing them. NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company before it merged into the Company, and became a subsidiary of the Company as a result of the merger. For services rendered, the Company paid NELICO $12,580,160.06 for the period ended December 31, 1998, $12,320,436.64 for the period ended December 31, 1999 and $12,299,597.07 for the period ended December 31, 2000.

  Principal Underwriter. New England Securities Corporation ("New England Securities"), an indirect subsidiary of the Company, serves as principal underwriter for the Variable Account pursuant to a distribution agreement with the Company. The Contracts are offered continuously and are sold by NELICO's life insurance agents and insurance brokers who are registered representatives of New England Securities. Contracts also may be sold by registered representatives of broker-dealers that have selling agreements with New England Securities. The Company pays commissions, none of which are retained by New England Securities, to the registered representatives involved in selling Contracts. for the years ended December 31, 1998, 1999 and 2000 the Company paid commissions in the amount of $5,427,972.77, $2,240,122.51 and $1,611,358.39, respectively.

                            PERFORMANCE COMPARISONS

  Articles and releases, developed by the Company, the Eligible Funds (as defined in the Prospectus) and other parties, about the Account or the Eligible Funds regarding performance, rankings, statistics and analyses of the Account's, the individual Eligible Funds' and fund groups' asset levels and sales volumes, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in publications, including, but not limited to, those publications listed in Appendix A to this Statement of Additional Information. In particular, some or all of these publications may publish their own rankings or performance reviews including the Account or the Eligible Funds. References to or reprints of such articles may be used in the Company's promotional literature. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style. The references may allude to or include excerpts from articles appearing in the media.

  The advertising and sales literature of the Contract and the Account may refer to historical, current and prospective economic trends and may include historical and current performance and total returns of investment alternatives.

  In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and prospective Contractholders. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                        CALCULATION OF PERFORMANCE DATA

  The Variable Account was not established until July, 1987. The Contracts were not available until September, 1988. The Capital Growth, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series commenced operations on August 26, 1983. The Westpeak Growth and Income and Harris Oakmark Mid Cap Value (formerly the Goldman Sachs Midcap Value Series) commenced operations on April 30, 1993. The VIP Equity-Income Portfolio commenced operations on October 9, 1986, and the VIP Overseas Portfolio commenced operations on January 28, 1987. The Westpeak Stock Index and Back Bay Managed Series commenced operations on May 1, 1987. The Loomis Sayles Small Cap Series commenced operations on May 2, 1994. The other Zenith Fund Series commenced operations on October 31, 1994. The Putnam International Stock Portfolio commenced operations on October 31, 1994 and became available to Zenith Accumulator Contractholders on May 1, 2000. (On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity series, which is no longer available for investment under the Contract. The Morgan Stanley International Magnum Equity Series commenced operations on October 31, 1994. Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series.) The remaining Portfolios of the Metropolitan Fund became available to contractholders on January 22, 2001 and commenced operations as follows: Putnam Large Cap Growth Portfolio, May 1, 2000; State Street Research Aurora Small Cap Value and the MetLife Mid Cap Stock Index Portfolios, July 5, 2000; Janus Mid Cap Portfolio, March 3, 1997; Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, and Russell 2000 Index Portfolios, November 9, 1998; and MetLife Stock Index Portfolio, May 1, 1990.

  Calculations of average annual total return are based on the assumption that a single investment of $1,000 was made at the beginning of each period shown. The figures do not reflect the effect of any premium tax charges, which apply in certain states, and which would reduce the results shown.

  The average annual total return is related to surrender value and is calculated as follows. The amount of the assumed $1,000 purchase payment for a Contract issued at the beginning of the period is divided by the Accumulation Unit Value of the sub-account at the beginning of the period shown to arrive at the number of Accumulation Units purchased. The number of Accumulation Units is reduced on each Contract anniversary to reflect deduction of the annual $30 Administration Contract Charge from the Contract Value. Each such $30 deduction reduces the number of units held under the Contract by an amount equal to $30 divided by the Accumulation Unit Value on the date of the deduction. The total number of units held under the Contract at the beginning of the last Contract Year covered by the period shown is multiplied by the Accumulation Unit Value on December 31, 1999 to arrive at the Contract Value on that date. This Contract Value is then reduced by the applicable Contingent Deferred Sales Charge and by the portion of the $30 Administration Contract Charge which would be deducted upon surrender on December 31, 1999 to arrive at the surrender value. The average annual total return is the annual compounded rate of return which would produce the surrender value on December 31, 1999. In other words, the average annual total return is the rate which, when added to 1, raised to a power reflecting the number of years in the period shown, and multiplied by the initial $1,000 investment, yields the surrender value at the end of the period. The average annual total returns assume that no premium tax charge has been deducted. See Appendix C of the prospectus for Sub-Account average annual total return and Fund total return adjusted for contract charges.

  The following chart illustrates how the average annual total return was determined for the five year period ending December 31, 1999 for the sub-account investing in the Capital Growth Series based on the assumptions used above. The units column below shows the number of accumulation units hypothetically purchased by the investment in the Capital Growth Series in the first year (assuming that no premium tax is deducted). The units are reduced on each Contract anniversary to reflect the deduction of the $30 Administration Contract Charge. The illustration assumes no premium tax charge is deducted.

  The unit values of the sub-accounts reflect the change in the net asset value of the underlying Eligible Funds plus the reinvestment of dividends from net investment income and of distributions from net realized gains, if any. The unit values also reflect the deduction of the Mortality and Expense Risk Charge as well as the Administration Asset Charge.

                                                                      AVERAGE
                                         UNIT    CONTRACT SURRENDER ANNUAL TOTAL
DATE                           UNITS     VALUE    VALUE     VALUE      RETURN
----                          -------- --------- -------- --------- ------------
December 31, 1994............ 120.5171  8.297578 1,000.00      --        --
December 31, 1995............ 117.8627 11.300017 1,331.85 1,259.93     25.99
December 31, 1996............ 115.6402 13.496435 1,560.73 1,483.47     21.80
December 31, 1997............ 113.8157 16.441932 1,871.35 1,787.14     21.35
December 31, 1998............ 112.4364 21.752481 2,445.77 2,346.72     23.77
December 31, 1999............ 111.2282 24.830578 2,761.86 2,662.43     21.63

  The following charts illustrate what would have been the growth and value of a $10,000 purchase payment for a Contract if it had been invested in each of the Eligible Funds on the first day of the first month after those Eligible Funds commenced operations if the Contract had been offered at that time:
September 1, 1983 in the case of the Back Bay Advisors Money Market, Back Bay Advisors Bond Income and Capital Growth Series; November 1, 1986 in the case of the VIP Equity-Income Portfolio; February 1, 1987 in the case of the VIP Overseas Portfolio; May 1, 1987 in the case of the Westpeak Stock Index Series and the Back Bay Advisors Managed Series; May 1, 1993 in the case of the Westpeak Growth and Income and Harris Oakmark Mid Cap Value Series (formerly Goldman Sachs Midcap Value Series); May 2, 1994 in the case of the Loomis Sayles Small Cap Series; November 1, 1994 for the other Zenith Fund Series; November 1, 1994 for the Putnam International Stock Portfolio (performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series); March 3, 1997 for the Janus Mid Cap Portfolio; December 1, 1998 for the Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index and Russell 2000 Index Portfolios; and May 1, 1990 for the MetLife Stock Index Portfolio of the Metropolitan Series Fund. The figures shown do not reflect the deduction of any premium tax charge. During the period when the Contingent Deferred Sales Charge applies, the percentage return on surrender value from year to year (after the 1st year) will be greater than the percentage return on Contract Value for the same years. This is because the percentage return on surrender value reflects not only investment experience but also the annual reduction in the applicable Contingent Deferred Sales Charge. In the first chart, the Contract Value and surrender value on each date shown are calculated in the manner described in the preceding illustrations of average annual total return, assuming that no premium tax charge is deducted.

  In the second and third charts, the difference between the Contract Value or surrender value at the beginning and at the end of each year is divided by the beginning Contract Value or surrender value to arrive at the annual percentage change. The cumulative return information set forth in these charts is determined by taking the difference between the $10,000 investment and the ending Contract Value or surrender value and dividing it by $10,000. The annual effective rate of return in this illustration is calculated in the same manner as the average annual total return described in the preceding illustration, assuming that no premium tax charge is deducted.

                    $10,000 SINGLE PURCHASE PAYMENT CONTRACT
                               INVESTMENT RESULTS

                                                                            CONTRACT VALUE(1)
                      -------------------------------------------------------------------------------------------------------
                                               SALOMON
                       BACK BAY   BACK BAY    BROTHERS     SALOMON
                       ADVISORS   ADVISORS    STRATEGIC    BROTHERS   BACK BAY                ALGER                  DAVIS
                        MONEY       BOND        BOND         U.S.     MANAGED                 EQUITY     CAPITAL    VENTURE
                        MARKET     INCOME   OPPORTUNITIES GOVERNMENT SERIES(2)  BALANCED(3)   GROWTH     GROWTH      VALUE
                      ---------- ---------- ------------- ---------- ---------- ----------- ---------- ----------- ----------
 As of December 31:
 1983............     $10,258.59 $10,339.37                                                            $ 10,470.12
 1984............      11,175.34  11,453.64                                                              10,237.14
 1985............      11,905.86  13,388.01                                                              16,941.91
 1986............      12,514.94  15,137.25                                                              32,599.29
 1987............      13,122.50  15,242.29                          $ 9,844.68                          49,087.62
 1988............      13,889.20  16,265.40                           10,602.14                          44,141.97
 1989............      14,941.00  17,990.50                           12,423.10                          56,919.65
 1990............      15,916.76  19,151.95                           12,617.64                          54,170.04
 1991............      16,648.66  22,256.25                           14,926.64                          82,262.43
 1992............      17,018.47  23,722.98                           15,680.56                          76,212.70
 1993............      17,259.12  26,326.49                           17,086.43                          86,417.09
 1994............      17,674.12  25,071.19  $ 9,838.87   $10,038.07  16,639.55 $ 9,968.28  $ 9,695.00   79,208.42 $ 9,628.96
 1995............      18,401.19  29,948.07   11,557.83    11,360.92  21,514.34  12,242.06   14,193.96  107,838.80  13,201.25
 1996............      19,053.28  30,873.63   13,008.06    11,548.68  24,379.98  14,087.95   15,815.91  128,763.66  16,356.09
 1997............      19,770.95  33,745.25   14,224.45    12,328.54  30,407.16  16,117.12   19,572.63  156,835.46  21,511.40
 1998............      20,502.34  36,272.33   14,289.07    13,058.43  35,864.34  17,317.95   28,501.23  207,454.79  24,249.51
 1999............      21,201.50  35,588.76   14,270.63    12,875.72  38,880.28  16,191.16   37,682.20  236,777.25  28,083.49
                        HARRIS     LOOMIS
                       OAKMARK     SAYLES
                       MID CAP     SMALL
                       VALUE(4)     CAP
                      ---------- ----------
 As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............
 1988............
 1989............
 1990............
 1991............
 1992............
 1993............     $11,370.39
 1994............      11,157.06 $ 9,590.97
 1995............      14,313.48  12,156.37
 1996............      16,574.48  15,637.59
 1997............      19,149.94  19,225.09
 1998............      17,837.09  18,619.12
 1999............      17,631.72  24,161.33

                                                                     CONTRACT VALUE(1)
                    -----------------------------------------------------------------------------------------------------
                     WESTPEAK                                        LEHMAN
                      GROWTH    WESTPEAK     PUTNAM                 BROTHERS   METLIFE     MORGAN
                       AND       STOCK    INTERNATIONAL   JANUS    AGGREGATE    STOCK     STANLEY    RUSSELL      VIP
                      INCOME    INDEX(2)    STOCK(5)     MID CAP   BOND INDEX  INDEX(6)  EAFE INDEX 2000 INDEX  OVERSEAS
                    ---------- ---------- ------------- ---------- ---------- ---------- ---------- ---------- ----------
As of December 31:
1983............
1984............
1985............
1986............
1987............               $ 8,700.98                                                                      $ 9,345.49
1988............                 9,954.81                                                                        9,936.28
1989............                12,748.34                                                                       12,343.46
1990............                12,025.47                                     $10,110.39                        11,945.10
1991............                15,441.83                                      12,951.64                        12,695.83
1992............                16,313.91                                      13,717.25                        11,156.05
1993............    $11,321.11  17,628.00                                      14,764.19                        15,078.13
1994............     11,004.57  17,555.45  $10,237.83                          14,673.69                        15,104.86
1995............     14,780.39  23,679.19   10,698.65                          19,790.14                        16,311.44
1996............     17,185.98  28,573.33   11,227.90                          23,899.30                        18,185.02
1997............     22,593.88  37,314.92   10,904.04   $12,638.78             31,130.36                        19,981.29
1998............     27,709.41  47,066.35   11,508.95    17,142.64 $10,006.50  39,355.34 $10,546.25 $10,578.68  22,194.68
1999............     29,864.28  55,866.17   14,116.24    37,557.28   9,677.86  46,848.66  12,934.63  12,746.40  31,190.25
                       VIP
                     EQUITY-
                      INCOME
                    ----------
As of December 31:
1983............
1984............
1985............
1986............    $ 9,888.64
1987............      9,615.25
1988............     11,611.24
1989............     13,412.67
1990............     11,176.22
1991............     14,462.11
1992............     16,645.30
1993............     19,396.57
1994............     20,460.15
1995............     27,238.96
1996............     30,677.47
1997............     38,742.01
1998............     42,634.76
1999............     44,695.45

                                                                         SURRENDER VALUE(1)
                    -------------------------------------------------------------------------------------------------------
                                             SALOMON
                     BACK BAY   BACK BAY    BROTHERS     SALOMON
                     ADVISORS   ADVISORS    STRATEGIC    BROTHERS   BACK BAY                ALGER                  DAVIS
                      MONEY       BOND        BOND         U.S.     MANAGED                 EQUITY     CAPITAL    VENTURE
                      MARKET     INCOME   OPPORTUNITIES GOVERNMENT SERIES(2)  BALANCED(3)   GROWTH     GROWTH      VALUE
                    ---------- ---------- ------------- ---------- ---------- ----------- ---------- ----------- ----------
As of December 31:
1983............    $ 9,648.46 $ 9,724.51                                                            $  9,847.62
1984............     10,561.87  10,825.14                                                               9,674.33
1985............     11,306.52  12,715.30                                                              16,131.91
1986............     11,941.77  14,446.07                                                              31,789.29
1987............     12,581.04  14,614.97                          $ 9,248.76                          48,277.62
1988............     13,379.19  15,669.85                           10,009.63                          43,331.97
1989............     14,460.36  17,413.80                           11,788.16                          56,109.65
1990............     15,477.01  18,624.85                           12,029.85                          53,360.04
1991............     16,338.98  21,845.84                           14,302.11                          81,452.43
1992............     16,855.30  23,499.47                           15,096.06                          75,516.79
1993............     17,249.12  26,316.49                           16,528.21                          86,407.09
1994............     17,664.12  25,061.19  $ 9,258.29   $ 9,445.85  16,170.28 $ 9,380.13  $ 9,122.84   79,198.42 $ 9,060.66
1995............     18,391.19  29,938.07   10,928.71    10,742.43  21,107.08  11,575.99   13,422.49  107,828.80  12,483.38
1996............     19,043.28  30,863.63   12,359.16    10,972.02  24,140.56  13,385.59   15,028.03  128,753.66  15,551.09
1997............     19,760.95  33,735.25   13,579.35    11,768.76  30,387.16  15,386.85   18,767.63  156,825.48  20,706.40
1998............     20,492.34  36,262.33   13,705.37    12,524.57  35,844.34  16,611.57   27,696.23  207,444.79  23,444.51
1999............     21,191.50  35,578.76   13,751.89    12,407.20  38,860.28  15,603.28   36,877.20  236,767.25  27,278.49
                      HARRIS     LOOMIS
                     OAKMARK     SAYLES
                     MID CAP     SMALL
                     VALUE(4)     CAP
                    ---------- ----------
As of December 31:
1983............
1984............
1985............
1986............
1987............
1988............
1989............
1990............
1991............
1992............
1993............    $10,685.22
1994............     10,534.58 $ 9,012.40
1995............     13,584.96  11,482.43
1996............     15,808.63  14,846.03
1997............     18,354.37  18,407.59
1998............     17,174.95  17,847.54
1999............     17,056.32  23,343.83

                                                                     SURRENDER VALUE(1)
                      --------------------------------------------------------------------------------------------------
                                                                      LEHMAN
                       WESTPEAK                                      BROTHERS              MORGAN
                        GROWTH    WESTPEAK     PUTNAM                AGGREGATE  METLIFE    STANLEY   RUSSELL
                         AND       STOCK    INTERNATIONAL JANUS MID    BOND      STOCK      EAFE      2000       VIP
                        INCOME    INDEX(2)    STOCK(5)       CAP       INDEX    INDEX(6)    INDEX     INDEX    OVERSEAS
                      ---------- ---------- ------------- ---------- --------- ---------- --------- --------- ----------
 As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............                $ 8,171.98                                                                   $ 8,771.28
 1988............                  9,397.25                                                                     9,372.22
 1989............                 12,097.30                                                                    11,704.96
 1990............                 11,464.32                                    $ 9,501.44                      11,380.07
 1991............                 14,796.43                                     12,234.75                      12,154.15
 1992............                 15,706.61                                     13,020.74                      10,726.94
 1993............     $10,638.82  17,052.72                                     14,082.31                      14,575.67
 1994............      10,390.32  17,061.45  $ 9,633.91                         14,061.90                      14,669.53
 1995............      14,028.76  23,232.96   10,115.92                         19,060.20                      15,990.34
 1996............      16,392.61  28,296.17   10,667.11                         23,128.97                      17,993.85
 1997............      21,773.88  37,294.92   10,408.36   $11,876.91            30,312.86                      19,953.79
 1998............      26,889.41  47,046.35   11,037.84    16,320.14 $9,391.12  38,629.45 $9,899.29 $9,929.83  22,167.18
 1999............      29,044.28  55,846.17   13,603.05    36,734.78  9,125.26  46,409.52 12,206.16 12,028.09  31,162.75
                         VIP
                       EQUITY-
                        INCOME
                      ----------
 As of December 31:
 1983............
 1984............
 1985............
 1986............     $ 9,305.15
 1987............       9,091.03
 1988............      11,031.48
 1989............      12,804.10
 1990............      10,718.58
 1991............      13,936.47
 1992............      16,115.97
 1993............      18,867.86
 1994............      20,086.86
 1995............      26,988.81
 1996............      30,672.47
 1997............      38,737.01
 1998............      42,629.76
 1999............      44,690.45

                 ANNUAL PERCENTAGE CHANGE IN CONTRACT VALUE(1)

                                               SALOMON
                          BACK BAY BACK BAY   BROTHERS     SALOMON   BACK BAY
                          ADVISORS ADVISORS   STRATEGIC    BROTHERS  ADVISORS              ALGER
                           MONEY     BOND       BOND         U.S.     MANAGED              EQUITY
                           MARKET   INCOME  OPPORTUNITIES GOVERNMENT SERIES(2) BALANCED(3) GROWTH
                          -------- -------- ------------- ---------- --------- ----------- ------
As of December 31:
 1983...................     2.59%    3.39%
 1984...................     8.94    10.78
 1985...................     6.54    16.89
 1986...................     5.12    13.07
 1987...................     4.85     0.69                             -1.55%
 1988...................     5.84     6.71                              7.69
 1989...................     7.57    10.61                             17.18
 1990...................     6.53     6.46                              1.57
 1991...................     4.60    16.21                             18.30
 1992...................     2.22     6.59                              5.05
 1993...................     1.41    10.97                              8.97
 1994...................     2.40    -4.77      -1.61%       0.38%     -2.62      -0.32%    -3.05%
 1995...................     4.11    19.45      17.47       13.18      29.30      22.81     46.40
 1996...................     3.54     3.09      12.55        1.65      13.32      15.08     11.43
 1997...................     3.77     9.30       9.35        6.75      24.72      14.40     23.75
 1998...................     3.70     7.49       0.45        5.92      17.95       7.45     45.62
 1999...................     3.41    -1.88      -0.13       -1.40       8.41      -6.51     32.21
Cumulative Return.......   112.01   255.89      42.71       28.76     288.80      61.91    276.82
Annual Effective Rate of
 Return.................     4.71     8.08       7.13        5.02      11.31       9.78     29.29

                                              HARRIS  LOOMIS
                                     DAVIS   OAKMARK  SAYLES   WESTPEAK  WESTPEAK    PUTNAM
                          CAPITAL   VENTURE  MID CAP  SMALL     GROWTH    STOCK   INTERNATIONAL
                           GROWTH    VALUE   VALUE(4)  CAP    AND INCOME INDEX(2)   STOCK(5)
                          --------  -------  -------- ------  ---------- -------- -------------
As of December 31:
 1983...................      4.70%
 1984...................     -2.23
 1985...................     65.49
 1986...................     92.42
 1987...................     50.58                                        -12.99%
 1988...................    -10.08                                         14.41
 1989...................     28.95                                         28.06
 1990...................     -4.83                                         -5.67
 1991...................     51.86                                         28.41
 1992...................     -7.35                                          5.65
 1993...................     13.39            13.70%             13.21%     8.06
 1994...................     -8.34   -3.71%   -1.88    -4.09%    -2.80     -0.41       2.38%
 1995...................     36.15   37.10    28.29    26.75     34.31     34.88       4.50
 1996...................     19.40   23.90    15.80    28.64     16.28     20.67       4.95
 1997...................     21.80   31.52    15.54    22.94     31.47     30.59      -2.88
 1998...................     32.28   12.73    -6.86    -3.15     22.64     26.13       5.55
 1999...................     14.13   15.81    -1.15    29.77      7.78     18.70      22.65
Cumulative Return.......  2,267.77  180.83    76.32   141.61    198.64    458.66      41.16
Annual Effective Rate of
 Return.................     21.38   22.13     8.88    16.85     17.83     14.55       6.90

                                                                                                       LEHMAN
                           LEHMAN                                                                   INTERMEDIATE
                          BROTHERS           MORGAN                                                 GOVERNMENT/
                   JANUS  AGGREGATE MET LIFE STANLEY RUSSELL            VIP    DOW JONES  S&P 500    CORPORATE   CONSUMER
                    MID     BOND     STOCK    EAFE    2000     VIP    EQUITY-  INDUSTRIAL  STOCK        BOND       PRICE
                    CAP     INDEX   INDEX(6)  INDEX   INDEX  OVERSEAS INCOME   AVERAGE(7) INDEX(8)    INDEX(9)   INDEX(10)
                   ------ --------- -------- ------- ------- -------- -------  ---------- --------  ------------ ---------
As of December
 31:
 1983............                                                                   5.11%     1.79%      4.51%      1.07%
 1984............                                                                   1.35      6.27      14.37       3.95
 1985............                                                                  33.62     31.73      18.06       3.77
 1986............                                                      -1.11%      27.25     18.66      13.13       1.13
 1987............                                              -6.55%  -2.76        5.55      5.25       3.66       4.41
 1988............                                               6.32   20.76       16.21     16.61       6.67       4.42
 1989............                                              24.23   15.51       32.24     31.69      12.77       4.65
 1990............                      1.10                    -3.23  -16.67       -0.54     -3.10       9.16       6.11
 1991............                     28.10                     6.28   29.40       24.25     30.47      14.62       3.06
 1992............                      5.91                   -12.13   15.10        7.40      7.62       7.17       2.90
 1993............                      7.63                    35.16   16.53       16.97     10.08       8.79       2.75
 1994............                     -0.61                     0.18    5.48        5.02      1.32      -1.93       2.67
 1995............                     34.87                     7.99   33.13       36.94     37.58      15.33       2.54
 1996............                     20.76                    11.49   12.62       28.91     22.96       4.05       3.32
 1997............   26.39             30.26                     9.88   26.29       24.91     33.36       7.87       1.83
 1998............   35.64    0.07     26.42    5.46    5.79    11.08   10.05       18.14     28.52       8.44       1.61
 1999............  119.09   -3.28     19.04   22.65   20.49    40.53    4.83       27.21     21.04      -2.15       2.68
Cumulative
 Return..........  275.57   -3.22    368.49   29.35   27.46   211.90  346.95    1,791.58  1,653.04     357.92      72.44
Annual Effective
 Rate of Return..   59.61   -2.98     17.32   26.84   25.14     9.21   12.05       18.88     18.35       9.36       3.26

                 ANNUAL PERCENTAGE CHANGE IN SURRENDER VALUE(1)

                                               SALOMON
                          BACK BAY BACK BAY   BROTHERS     SALOMON   BACK BAY
                          ADVISORS ADVISORS   STRATEGIC    BROTHERS  ADVISORS              ALGER
                           MONEY     BOND       BOND         U.S.     MANAGED              EQUITY
                           MARKET   INCOME  OPPORTUNITIES GOVERNMENT SERIES(2) BALANCED(3) GROWTH
                          -------- -------- ------------- ---------- --------- ----------- ------
As of December 31:
 1983...................    -3.52%   -2.75%
 1984...................     9.47    11.32
 1985...................     7.05    17.46
 1986...................     5.62    13.61
 1987...................     5.35     1.17                             -7.51
 1988...................     6.34     7.22                              8.23
 1989...................     8.08    11.13                             17.77
 1990...................     7.03     6.95                              2.05
 1991...................     5.57    17.29                             18.89
 1992...................     3.16     7.57                              5.55
 1993...................     2.34    11.99                              9.49
 1994...................     2.41    -4.77      -7.42%      -5.54%     -2.17      -6.20%    -8.77%
 1995...................     4.12    19.46      18.04       13.73      30.53      23.41     47.13
 1996...................     3.55     3.09      13.09        2.14      14.37      15.63     11.96
 1997...................     3.77     9.30       9.87        7.26      25.88      14.95     24.88
 1998...................     3.70     7.49       0.93        6.42      17.96       7.96     47.57
 1999...................     3.41    -1.89       0.34       -0.94       8.41      -6.07     33.15
Cumulative Return.......   111.92   255.79      37.52       24.07     288.60      56.03    268.77
Annual Effective Rate of
 Return.................     4.71     8.08       6.36        4.26      11.31       9.00     28.75

                                              HARRIS  LOOMIS
                                     DAVIS   OAKMARK  SAYLES   WESTPEAK  WESTPEAK    PUTNAM
                          CAPITAL   VENTURE  MID CAP  SMALL     GROWTH    STOCK   INTERNATIONAL
                           GROWTH    VALUE   VALUE(4)  CAP    AND INCOME INDEX(2)   STOCK(5)
                          --------  -------  -------- ------  ---------- -------- -------------
As of December 31:
 1983...................     -1.52%
 1984...................     -1.76
 1985...................     66.75
 1986...................     97.06
 1987...................     51.87                                        -18.28
 1988...................    -10.24                                         14.99
 1989...................     29.49                                         28.73
 1990...................     -4.90                                         -5.23
 1991...................     52.65                                         29.07
 1992...................     -7.29                                          6.15
 1993...................     14.42             6.85%              6.39%     8.57
 1994...................     -8.34   -9.39%   -1.41    -9.88%    -2.34      0.05      -3.66%
 1995...................     36.15   37.78    28.96    27.41     35.02     36.17       5.00
 1996...................     19.41   24.57    16.37    29.29     16.85     21.79       5.45
 1997...................     21.80   33.15    16.10    23.99     32.83     31.80      -2.43
 1998...................     32.28   13.22    -6.43    -3.04     23.49     26.15       6.05
 1999...................     14.14   16.35    -0.69    30.80      8.01     18.70      23.24
Cumulative Return.......  2,267.67  172.78    70.56   133.44    190.44    458.46      36.03
Annual Effective Rate of
 Return.................     21.38   21.45     8.34    16.14     17.34     14.54       6.14

                                                                                                        LEHMAN
                            LEHMAN                                                                   INTERMEDIATE
                           BROTHERS           MORGAN                                                 GOVERNMENT/
                           AGGREGATE MET LIFE STANLEY RUSSELL            VIP    DOW JONES  S&P 500    CORPORATE   CONSUMER
                    JANUS    BOND     STOCK    EAFE    2000     VIP    EQUITY-  INDUSTRIAL  STOCK        BOND       PRICE
                   MID CAP   INDEX   INDEX(6)  INDEX   INDEX  OVERSEAS INCOME   AVERAGE(7) INDEX(8)    INDEX(9)   INDEX(10)
                   ------- --------- -------- ------- ------- -------- -------  ---------- --------  ------------ ---------
As of December
 31:
 1983............                                                                    5.11%     1.79%      4.51%      1.07%
 1984............                                                                    1.35      6.27      14.37       3.95
 1985............                                                                   33.62     31.73      18.06       3.77
 1986............                                                       -6.95%      27.25     18.66      13.13       1.13
 1987............                                              -12.29%  -2.30        5.55      5.25       3.66       4.41
 1988............                                                6.85   21.34       16.21     16.61       6.67       4.42
 1989............                                               24.89   16.07       32.24     31.69      12.77       4.65
 1990............                      -4.99                    -2.78  -16.29       -0.54     -3.10       9.16       6.11
 1991............                      28.77                     6.80   30.02       24.25     30.47      14.62       3.06
 1992............                       6.42                   -11.74   15.64        7.40      7.62       7.17       2.90
 1993............                       8.15                    35.88   17.08       16.97     10.08       8.79       2.75
 1994............                      -0.14                     0.64    6.46        5.02      1.32      -1.93       2.67
 1995............                      35.54                     9.00   34.36       36.94     37.58      15.35       2.54
 1996............                      21.35                    12.53   13.65       28.91     22.96       4.05       3.32
 1997............   18.77              31.06                    10.89   26.29       24.91     33.36       7.87       1.83
 1998............   37.41    -6.09     27.44   -1.01   -0.70    11.09   10.05       18.14     28.52       8.44       1.61
 1999............  125.09    -2.83     20.14   23.30   21.13    40.58    4.83       27.21     21.04      -2.15       2.68
Cumulative
 Return..........  267.35    -8.75    364.10   22.06   20.28   211.63  346.90    1,791.58  1,653.04     357.92      72.44
Annual Effective
 Rate of Return..   58.37    -8.11     17.21   20.23   18.61     9.20   12.04       18.88     18.35       9.36       3.26

--------
NOTES:

(1) The Contract Value, surrender value and annual percentage change figures assume reinvestment of dividends and capital gain distributions. The Contract Value figures are net of all deductions and expenses except premium tax. Each surrender value shown equals the Contract Value less any applicable Contingent Deferred Sales Charge and a pro rata portion of the annual $30 Administration Contract Charge. (See "Administration Charges, Contingent Deferred Sales and Other Deductions.") 1983 figures for the Capital Growth, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series are from September 1 through December 31, 1983. The 1986 figure for the VIP Equity-Income Portfolio is from November 1, 1986 through December 31, 1986; the 1987 figure for the VIP Overseas Portfolio is from February 1, 1987 through December 31, 1987. The 1987 figures for the Westpeak Stock Index and Back Bay Advisors Managed Series are from May 1, 1987 through December 31, 1987. The 1993 figures for the Harris Oakmark Mid Cap Value and Westpeak Growth and Income Series are from May 1, 1993 through December 31, 1993. The 1994 figure for the Loomis Sayles Small Cap Series is from May 2, 1994 through December 31, 1994. The 1994 figures for the other Zenith Fund Series are from November 1, 1994 through December 31, 1994. The 1994 figure for the Putnam International Portfolio is from November 1, 1994 through December 31, 1994 (see footnote 4 for more information). The 1997 figure for the Janus MidCap Portfolio is from March 3, 1997 through December 31, 1997. The 1998 figures for the Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index and Russell 2000 Index Portfolios are from December 1, 1998 through December 31, 1998. The 1990 figure for the MetLife Stock Index Portfolio is from May 1, 1990 through December 31, 1990.
(2) The Westpeak Stock Index and Back Bay Advisors Managed Series are only available through Contracts purchased prior to May 1, 1995.

(3) Wellington Management Company LLP became the subadviser of the Balanced Series on May 1, 2000. Prior to that time, Loomis Sayles & Company, L.P. served as the sub-adviser.

(4) Harris Associates L.P. became the subadviser on May 1, 2000. Prior to that time, other entities served as subadviser.

(5) On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract. Performance figures on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series. Putnam Investment Management, Inc. became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Prior to that time, Santander Global Advisors, Inc. served as sub-investment manager.

(6) The MetLife Stock Index Portfolio is only available through Contracts purchased after May 1, 1995.

(7) The Dow Jones Industrial Average is an unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange. The annual percentage change figures have been adjusted to reflect reinvestment of dividends. 1983 figures are from September 1 through December 31, 1983.

(8) The S&P 500 Stock Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. The annual percentage change figures have been adjusted to reflect reinvestment of dividends. 1983 figures are from September 1 through December 31, 1983.

(9) The Lehman Intermediate Government/Corporate Bond Index is a subset of the Lehman Government/ Corporate Bond Index covering all issues with maturities between 1 and 10 years which is comprised of taxable, publicly issued, non-convertible debt obligations issued or guaranteed by the U.S. Government or its agencies and another Lehman Index that is comprised of taxable, fixed rate publicly issued, investment grade non-convertible corporate debt obligations. 1983 figures are from September 1 through December 31, 1983.

(10) The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services. 1983 figures are from September 1 through December 31, 1983.

  The chart below illustrates what would have been the change in value of a $100 monthly investment in each of the Eligible Funds if monthly purchase payments for a Contract had been made on the first day of each month starting with September 1, 1983 for the Capital Growth, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series; November 1, 1986 for the VIP Equity-Income Portfolio; February 1, 1987 for the VIP Overseas Portfolio; May 1, 1987 for the Westpeak Stock Index Series and Back Bay Advisors Managed Series; May 1, 1993 for the Harris Oakmark Mid Cap Value and Westpeak Growth and Income Series; May 2, 1994 for the Loomis Sayles Small Cap Series, November 1, 1994 for the other six Zenith Fund Series; November 1, 1994 for the Putnam International Stock Portfolio; March 3, 1997 for the Janus Mid Cap Portfolio, December 1, 1998 for the Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index and Russell 2000 Index Portfolios and May 1, 1990 for the MetLife Stock Index Portfolio. The figures shown do not reflect the deduction of any premium tax charge, and only surrender values, not Contract Values, reflect the deduction of any applicable Contingent Deferred Sales Charge. Each purchase payment is divided by the Accumulation Unit Value of each sub-account on the date of the investment to calculate the number of Accumulation Units purchased. The total number of units under the Contract is reduced on each Contract anniversary as a result of the $30 Administration Contract Charge, as described in the illustrations of average annual total return. The Contract Value and the surrender value are calculated according to the methods described in the preceding examples. The annual effective rate of return in this illustration represents the compounded annual rate that the hypothetical purchase payments shown would have had to earn in order to produce the Contract Value and surrender value illustrated on December 31, 1999. In other words, the annual effective rate of return is the rate which, when added to 1 and raised to a power equal to the number of months for which the payment is invested divided by twelve, and multiplied by the payment amount, for all monthly payments, would yield the contract value or surrender value on the ending date of the illustration.

                              INVESTMENT RESULTS

                                                                                         CONTRACT VALUE
                   -----------------------------------------------------------------------------------------------------------
                               BACK BAY   BACK BAY                           SALOMON
                               ADVISORS   ADVISORS                           BROTHERS       SALOMON                  ALGER
                   CUMULATIVE   MONEY       BOND     CAPITAL   CUMULATIVE STRATEGIC BOND BROTHERS U.S.               EQUITY
                    PAYMENTS    MARKET     INCOME     GROWTH    PAYMENTS  OPPORTUNITIES   GOVERNMENT   BALANCED(1)   GROWTH
                   ---------- ---------- ---------- ---------- ---------- -------------- ------------- ----------- ----------
As of December 31:
 1983............   $   400   $   406.44 $   405.13 $   409.40
 1984............     1,600     1,673.57   1,720.27   1,648.95
 1985............     2,800     2,999.59   3,304.19   4,277.11
 1986............     4,000     4,362.45   4,982.85   9,765.58
 1987............     5,200     5,788.99   6,208.12  15,890.14
 1988............     6,400     7,350.98   7,835.43  15,451.37
 1989............     7,600     9,142.45   9,915.71  21,215.12
 1990............     8,800    10,970.63  11,807.13  21,316.48
 1991............    10,000    12,694.15  15,037.48  33,833.21
 1992............    11,200    14,182.75  17,272.18  32,549.81
 1993............    12,400    15,588.48  20,405.31  38,177.72
 1994............    13,600    17,179.87  20,609.31  36,110.66   $  200     $  196.89      $  200.97    $  200.89  $   199.08
 1995............    14,800    19,112.88  25,924.91  50,536.57    1,400      1,507.66       1,476.06     1,543.68    1,671.74
 1996............    16,000    21,015.28  27,970.49  61,680.44    2,600      2,953.92       2,704.81     3,072.43    3,119.42
 1997............    17,200    23,035.65  31,839.31  76,386.05    3,800      4,468.88       4,116.70     4,784.73    5,139.40
 1998............    18,400    25,117.66  35,471.79 102,421.14    5,000      5,665.15       5,577.70     6,376.35    8,979.85
 1999............    19,600    27,204.91  36,000.18 118,236.35    6,200      6,851.58       6,681.23     7,090.73   13,293.36
Annual Effective
Rate of Return...                   3.87       7.02      19.54                   3.82%          2.85%        5.14%      29.94%
                     DAVIS                 BACK BAY    WESTPEAK
                    VENTURE    CUMULATIVE  ADVISORS     STOCK
                     VALUE      PAYMENTS  MANAGED(2)   INDEX(2)
                   ----------- ---------- ----------- -----------
As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............               $   800   $   770.01  $   692.54
 1988............                 2,000     2,043.71    2,035.10
 1989............                 3,200     3,667.24    3,919.94
 1990............                 4,400     4,943.00    4,866.74
 1991............                 5,600     7,152.27    7,578.85
 1992............                 6,800     8,757.01    9,255.04
 1993............                 8,000    10,767.63   11,234.80
 1994............  $   197.97     9,200    11,675.61   12,385.13
 1995............    1,632.30    10,400    16,460.59   18,094.48
 1996............    3,373.37    11,600    19,948.81   23,166.00
 1997............    5,782.92    12,800    26,213.90   31,612.17
 1998............    7,808.14    14,000    32,236.96   41,250.07
 1999............   10,329.36    15,200    36,210.56   50,300.40
Annual Effective
Rate of Return...       19.81%                 12.87%      17.51%

                               INVESTMENT RESULTS

                                                                    CONTRACT VALUE
                   ---------------------------------------------------------------------------------------------------------------
                                                WESTPEAK                               PUTNAM
                   CUMULATIVE  HARRIS OAKMARK   GROWTH &   CUMULATIVE LOOMIS SAYLES INTERNATIONAL CUMULATIVE   JANUS    CUMULATIVE
                    PAYMENTS  MID CAP VALUE(3)   INCOME     PAYMENTS    SMALL CAP     STOCK(4)     PAYMENTS   MID CAP    PAYMENTS
                   ---------- ---------------- ----------  ---------- ------------- ------------- ---------- ---------  ----------
As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............
 1988............
 1989............
 1990............
 1991............
 1992............
 1993............    $  800      $  848.90     $   848.38
 1994............     2,000       2,021.49       2,002.46    $  800    $   782.65     $ 204.56
 1995............     3,200       3,907.29       4,059.83     2,000      2,337.57     1,436.32
 1996............     4,400       5,786.10       6,026.98     3,200      4,363.73     2,706.36
 1997............     5,600       7,957.27       9,279.81     4,400      6,686.43     3,767.74      $2,500   $1,142.23
 1998............     6,800       8,532.56      12,712.04     5,600      7,671.86     5,140.59       5,500    3,044.25    $  250
 1999............     8,000       9,587.90      14,933.13     6,800     11,512.35     7,695.58       8,500    8,728.45     3,250
Annual Effective
Rate of Return...                     5.35%         18.45%                  18.51%        8.29%                  77.33%

                                                                          CONTRACT VALUE
                   -------------------------------------------------------------------------------------------------------
                   LEHMAN BROTHERS
                      AGGREGATE    CUMULATIVE    METLIFE     CUMULATIVE MORGAN STANLEY RUSSELL 2000 CUMULATIVE    VIP
                     BOND INDEX     PAYMENTS  STOCK INDEX(5)  PAYMENTS    EAFE INDEX      INDEX      PAYMENTS   OVERSEAS
                   --------------- ---------- -------------- ---------- -------------- ------------ ---------- ----------
As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............                                                                                    $ 1,100   $ 1,007.13
 1988............                                                                                      2,300     2,306.86
 1989............                                                                                      3,500     4,229.80
 1990............                   $ 2,000     $   800.28                                             4,700     5,222.71
 1991............                     5,000       2,343.33                                             5,900     6,778.08
 1992............                     8,000       3,722.50                                             7,100     7,031.68
 1993............                    11,000       5,227.94                                             8,300    10,872.84
 1994............                    14,000       6,379.38                                             9,500    12,048.05
 1995............                    17,000       9,982.60                                            10,700    14,272.33
 1996............                    20,000      13,378.58                                            11,900    17,185.14
 1997............                    23,000      18,771.91                                            13,100    20,101.70
 1998............     $  100.07      26,000      25,102.91     $  250     $  105.46     $  105.79     14,300    23,575.58
 1999............      1,255.00      29,000      31,214.38      3,250      1,518.99      1,517.53     15,500    34,699.35
Annual Effective
Rate of Return...        - 5.89%                     19.51%                   29.86%        29.65%                  11.74%
                                 VIP
                   CUMULATIVE  EQUITY-
                    PAYMENTS    INCOME
                   ---------- -----------
As of December 31:
 1983............
 1984............
 1985............
 1986............   $   200   $   195.78
 1987............     1,400     1,215.08
 1988............     2,600     2,714.98
 1989............     3,800     4,346.48
 1990............     5,000     4,721.63
 1991............     6,200     7,427.49
 1992............     7,400     9,840.29
 1993............     8,600    12,731.03
 1994............     9,800    14,650.43
 1995............    11,000    20,892.48
 1996............    12,200    24,811.34
 1997............    13,400    32,682.67
 1998............    14,600    37,233.40
 1999............    15,800    40,235.68
Annual Effective
Rate of Return...                  13.26%

                   CUMULATIVE
                    PAYMENTS
                   ----------
As of December 31:
 1983............   $   400
 1984............     1,600
 1985............     2,800
 1986............     4,000
 1987............     5,200
 1988............     6,400
 1989............     7,600
 1990............     8,800
 1991............    10,000
 1992............    11,200
 1993............    12,400
 1994............    13,600
 1995............    14,800
 1996............    16,000
 1997............    17,200
 1998............    18,400
 1999............    19,600
Annual Effective
Rate of Return...
                                                                                                SURRENDER VALUE
                   --------------------------------------------------------------------------------------------------------
                    BACK BAY   BACK BAY                           SALOMON      SALOMON
                    ADVISORS   ADVISORS                           BROTHERS     BROTHERS                 ALGER      DAVIS
                     MONEY       BOND     CAPITAL   CUMULATIVE STRATEGIC BOND    U.S.                  EQUITY     VENTURE
                     MARKET     INCOME     GROWTH    PAYMENTS  OPPORTUNITIES  GOVERNMENT  BALANCED(1)  GROWTH      VALUE
                   ---------- ---------- ---------- ---------- -------------- ----------- ----------- ---------- ----------
As of December 31:
 1983............  $   372.66 $   371.43 $   375.45
 1984............    1,573.20   1,617.37   1,549.91
 1985............    2,841.11   3,130.63   4,055.39
 1986............    4,156.14   4,748.62   9,435.58
 1987............    5,544.54   5,946.69  15,464.14
 1988............    7,076.34   7,543.35  14,929.37
 1989............    8,844.46   9,593.36  20,597.12
 1990............   10,664.43  11,478.34  20,730.94
 1991............   12,455.65  14,756.80  33,214.21
 1992............   14,045.10  17,106.73  32,246.86
 1993............   15,578.48  20,395.31  38,167.72
 1994............   17,169.67  20,599.31  36,100.66   $  200     $  180.37    $  184.22    $  184.14  $  182.44  $  181.39
 1995............   19,102.88  25,914.91  50,526.57    1,400      1,421.25     1,391.35     1,455.32   1,576.47   1,539.15
 1996............   21,005.28  27,960.49  61,670.44    2,600      2,802.70     2,565.93     2,915.35   2,950.51   3,201.39
 1997............   23,025.65  31,829.31  26,193.90    3,800      4,262.78     3,926.45     4,564.41   4,903.13   5,517.69
 1998............   25,107.66  35,461.79 102,411.14    5,000      5,430.72     5,346.90     6,113.11   8,611.17   7,486.91
 1999............   27,194.91  35,990.18 118,226.35    6,200      6,599.92     6,435.71     6,830.46  12,809.80   9,952.50
Annual Effective
Rate of Return...        3.87       7.02      19.54                   2.39%        1.42%        3.70%     28.44%     18.34%

                                              SURRENDER VALUE
                   -------------------------------------------------------------------
                                                                  HARRIS    WESTPEAK
                               BACK BAY    WESTPEAK               OAKMARK    GROWTH
                   CUMULATIVE  ADVISORS     STOCK     CUMULATIVE  MID CAP      AND
                    PAYMENTS  MANAGED(2)   INDEX(2)    PAYMENTS  VALUE(3)    INCOME
                   ---------- ----------- ----------- ---------- ---------- ----------
As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............    $  800   $   704.96  $   632.03
 1988............     2,000     1,913.35    1,905.21
 1989............     3,200     3,465.71    3,705.90
 1990............     4,400     4,700.56    4,627.74
 1991............     5,600     6,842.60    7,251.91
 1992............     6,800     8,421.76    8,901.86
 1993............     8,000    10,408.45   10,860.90    $  800   $  779.24  $  778.75
 1994............     9,200    11,340.37   12,030.73     2,000    1,892.33   1,874.32
 1995............    10,400    16,144.30   17,748.78     3,200    3,693.88   3,838.86
 1996............    11,600    19,749.27   22,937.51     4,400    5,505.72   5,735.76
 1997............    12,800    26,193.90   31,592.17     5,600    7,615.01   8,883.98
 1998............    14,000    32,216.96   41,230.07     6,800    8,205.39  12,234.41
 1999............    15,200    36,190.56   50,280.40     8,000    9,265.88  14,442.73
Annual Effective
Rate of Return...                  12.88%      17.50%                 4.35%     17.46%




























                   CUMULATIVE
                    PAYMENTS
                   ----------
As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............
 1988............
 1989............
 1990............
 1991............
 1992............
 1993............
 1994............    $  800
 1995............     2,000
 1996............     3,200
 1997............     4,400
 1998............     5,600
 1999............     6,800
Annual Effective
Rate of Return...
                                                                                              SURRENDER VALUE
                   ---------------------------------------------------------------------------------------------------------------
                                                                              LEHMAN
                    LOOMIS                                                   BROTHERS                                     MORGAN
                    SAYLES       PUTNAM                                      AGGREGATE              METLIFE               STANLEY
                     SMALL    INTERNATIONAL CUMULATIVE JANUS MID  CUMULATIVE   BOND     CUMULATIVE   STOCK    CUMULATIVE   EAFE
                      CAP       STOCK (4)    PAYMENTS     CAP      PAYMENTS    INDEX     PAYMENTS  INDEX(5)    PAYMENTS    INDEX
                   ---------- ------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------

As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............
 1988............
 1989............
 1990............                                                                        $ 2,000   $  735.96
 1991............                                                                          5,000    2,199.29
 1992............                                                                          8,000    3,520.73
 1993............                                                                         11,000    4,975.18
 1994............  $  719.36    $  187.60                                                 14,000    6,103.51
 1995............   2,193.84     1,353.76                                                 17,000    9,605.73
 1996............   4,130.23     2,567.39                                                 20,000   12,939.66
 1997............   6,363.04     3,593.19     $2,500   $1,052.91                          23,000   18,247.57
 1998............   7,341.15     4,927.40      5,500    2,857.36    $  250   $   64.21    26,000   24,633.56    $  250   $   69.29
 1999............  11,077.90     7,413.54      8,500    8,433.95     3,250    1,157.23    29,000   30,915.95     3,250    1,406.96
Annual Effective
Rate of Return...      17.14%        6.85%                 74.02%               -18.35%                19.33%                14.33


                                 RUSSELL                                        VIP
                                 2000     CUMULATIVE    VIP      CUMULATIVE  EQUITY-
                                 INDEX     PAYMENTS   OVERSEAS    PAYMENTS    INCOME
                               ---------- ---------- ----------- ---------- -----------
As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............                                                 $   200   $   179.32
 1988............                          $ 1,100   $   920.71     1,400     1,144.47
 1989............                            2,300     2,154.79     2,600     2,575.59
 1990............                            3,500     3,992.93     3,800     4,145.89
 1991............                            4,700     4,960.18     5,000     4,525.41
 1992............                            5,900     6,476.07     6,200     7,155.10
 1993............                            7,100     6,751.04     7,400     9,525.32
 1994............                            8,300    10,502.85     8,600    12,382.29
 1995............                            9,500    11,695.26     9,800    14,381.73
 1996............                           10,700    13,987.92    11,000    20,699.45
 1997............                           11,900    17,002.98    12,200    24,806.34
 1998............                           13,100    20,074.20    13,400    32,677.67
 1999............              $   69.60    14,300    23,548.08    14,600    37,228.90
Annual Effective                1,405.58    15,500    34,671.85    15,800    40,230.68
Rate of Return...



































----

NOTES

(1) Wellington Management Company LLP became the subadviser of the Balanced Series on May 1, 2000. Prior to that time, Loomis Sayles & Company, L.P. served as subadviser.

(2) The Westpeak Stock Index Series and the Back Bay Advisors Managed Series are only available through Contracts purchased prior to May 1, 1995.

(3) Harris Associates L.P. became the subadviser on May 1, 2000. Prior to that time, other entities served as subadviser.

(4) On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract. Performance figures on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series. Putnam Investment Management, Inc. became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Prior to that time, Santander Global Advisors, Inc. served as sub-investment manager.

(5)The MetLife Stock Index Portfolio is only available through Contracts purchased after May 1, 1995.

  As discussed in the prospectus in the section entitled "Investment Performance Information," the Variable Account may illustrate historical investment performance by showing the percentage change in unit value and the annual effective rate of return of each sub-account of the Variable Account for every calendar year since inception of the corresponding Eligible Funds to the date of the illustration and for the 10, 5 and 1 year periods and the year-to-date period ending with the date of the illustration. Examples of such illustrations follow. Such illustrations do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual $30 Administration Contract Charge. The method of calculating the percentage change in unit value is described in the prospectus under "Investment Experience Information." The annual effective rate of return in these illustrations is calculated by dividing the unit value at the end of the period by the unit value at the beginning of the period, raising this quantity to the power of 1/n (where n is the number of years in the period), and then subtracting 1.

  Set forth on the following pages are illustrations of the percentage change in unit value information and annual effective rate of return information discussed above that may appear in the Variable Account's Annual and Semi-Annual Reports and in other illustrations of historical investment performance. Such illustrations do not reflect the impact of any Contingent Deferred Sales Charge or the annual $30 Administration Contract Charge.

                  BACK BAY ADVISORS MONEY MARKET SUB-ACCOUNT

                     ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
    DATE                                                      UNIT VALUE  CHANGE
    ----                                                     ------------ ------
August 26, 1983.............................................   1.000000
December 31, 1983...........................................   1.027165    2.7%
December 31, 1984...........................................   1.122053    9.2%
December 31, 1985...........................................   1.198477    6.8%
December 31, 1986...........................................   1.262853    5.4%
December 31, 1987...........................................   1.327245    5.1%
December 31, 1988...........................................   1.407892    6.1%
December 31, 1989...........................................   1.517621    7.8%
December 31, 1990...........................................   1.619846    6.7%
December 31, 1991...........................................   1.697425    4.8%
December 31, 1992...........................................   1.738206    2.4%
December 31, 1993...........................................   1.765866    1.6%
December 31, 1994...........................................   1.811432    2.6%
December 31, 1995...........................................   1.889065    4.3%
December 31, 1996...........................................   1.959126    3.7%
December 31, 1997...........................................   2.036045    3.9%
December 31, 1998...........................................   2.114493    3.9%
December 31, 1999...........................................   2.189734    3.6%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
16 years, 4 months ended December 31, 1999...................  119.0%     4.9%
10 years ended December 31, 1999.............................   44.3%     3.7%
5 years ended December 31, 1999..............................   20.9%     3.9%
1 year ended December 31, 1999...............................    3.6%     3.6%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge or the annual $30 Administration Contract Charge.

                   BACK BAY ADVISORS BOND INCOME SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
    DATE                                                      UNIT VALUE  CHANGE
    ----                                                     ------------ ------
August 26, 1983.............................................   1.000000
December 31, 1983...........................................   1.027196    2.7%
December 31, 1984...........................................   1.141109   11.1%
December 31, 1985...........................................   1.337005   17.2%
December 31, 1986...........................................   1.514752   13.3%
December 31, 1987...........................................   1.528314    0.9%
December 31, 1988...........................................   1.633970    6.9%
December 31, 1989...........................................   1.810362   10.8%
December 31, 1990...........................................   1.930406    6.6%
December 31, 1991...........................................   2.246568   16.4%
December 31, 1992...........................................   2.397657    6.7%
December 31, 1993...........................................   2.663825   11.1%
December 31, 1994...........................................   2.539801   -4.7%
December 31, 1995...........................................   3.037039   19.6%
December 31, 1996...........................................   3.134109    3.2%
December 31, 1997...........................................   3.428788    9.4%
December 31, 1998...........................................   3.688741    7.6%
December 31, 1999...........................................   3.622325   -1.8%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
16 years, 4 months ended December 31, 1999...................  262.2%     8.2%
10 years ended December 31, 1999.............................  100.1%     7.2%
5 years ended December 31, 1999..............................   42.6%     7.4%
1 year ended December 31, 1999...............................   -1.8%    -1.8%

           SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
    DATE                                                     UNIT VALUE  CHANGE
    ----                                                    ------------ ------
October 31, 1994...........................................   1.000000
December 31, 1994..........................................   0.983850   -1.6%
December 31, 1995..........................................   1.158823   17.8%
December 31, 1996..........................................   1.307292   12.8%
December 31, 1997..........................................   1.432601    9.6%
December 31, 1998..........................................   1.442191    0.7%
December 31, 1999..........................................   1.443394    0.1%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge or the annual $30 Administration Contract Charge.

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
5 years, 2 months ended December 31, 1999....................  44.3%     7.4%
5 years ended December 31, 1999..............................  46.7%     8.0%
1 year ended December 31, 1999...............................   0.1%     0.1%

                  SALOMON BROTHERS U.S. GOVERNMENT SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
DATE                                                          UNIT VALUE  CHANGE
----                                                         ------------ ------
October 31, 1994............................................   1.000000
December 31, 1994...........................................   1.003770    0.4%
December 31, 1995...........................................   1.139109   13.5%
December 31, 1996...........................................   1.160957    1.9%
December 31, 1997...........................................   1.242399    7.0%
December 31, 1998...........................................   1.318989    6.2%
December 31, 1999...........................................   1.303556   -1.2%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
5 years, 2 months ended December 31, 1999....................  30.4%      5.3%
5 years ended December 31, 1999..............................  29.9%      5.4%
1 year ended December 31, 1999...............................  -1.2%     -1.2%

                    BACK BAY ADVISORS MANAGED SUB-ACCOUNT**

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
    DATE                                                     UNIT VALUE  CHANGE
    ----                                                    ------------ ------
May 1, 1987................................................   1.000000
December 31, 1987..........................................    .984530   -1.5%
December 31, 1988..........................................   1.063444    8.0%
December 31, 1989..........................................   1.249451   17.5%
December 31, 1990..........................................   1.272224    1.8%
December 31, 1991..........................................   1.508379   18.6%
December 31, 1992..........................................   1.587827    5.3%
December 31, 1993..........................................   1.733382    9.2%
December 31, 1994..........................................   1.691157   -2.4%
December 31, 1995..........................................   2.190193   29.5%
December 31, 1996..........................................   2.485306   13.5%
December 31, 1997..........................................   3.103331   24.9%
December 31, 1998..........................................   3.663526   18.1%
December 31, 1999..........................................   3.974735    8.5%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge or the annual $30 Administration Contract Charge.
** These sub-accounts are only available through Contracts purchased prior to May 1, 1995.

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
12 years, 8 months ended December 31, 1999...................  297.5%    11.5%
10 years ended December 31, 1999.............................  218.1%    12.3%
5 years ended December 31, 1999..............................  135.0%    18.6%
1 year ended December 31, 1999...............................    8.5%     8.5%

                            BALANCED SUB-ACCOUNT***

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
    DATE                                                     UNIT VALUE  CHANGE
    ----                                                    ------------ ------
October 31, 1994...........................................   1.000000
December 31, 1994..........................................   0.996791   -0.3%
December 31, 1995..........................................   1.227281   23.1%
December 31, 1996..........................................   1.415482   15.3%
December 31, 1997..........................................   1.622453   14.6%
December 31, 1998..........................................   1.746518    7.6%
December 31, 1999..........................................   1.635868   -6.3%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
5 years, 2 months ended December 31, 1999....................  63.6%     10.0%
5 years ended December 31, 1999..............................  64.1%     10.4%
1 year ended December 31, 1999...............................  -6.3%     -6.3%

                        ALGER EQUITY GROWTH SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
    DATE                                                     UNIT VALUE  CHANGE
    ----                                                    ------------ ------
October 31, 1994...........................................   1.000000
December 31, 1994..........................................   0.955891   -4.4%
December 31, 1995..........................................   1.402375   46.7%
December 31, 1996..........................................   1.565675   11.6%
December 31, 1997..........................................   1.940577   23.9%
December 31, 1998..........................................   2.829403   45.8%
December 31, 1999..........................................   3.744249   32.3%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge or the annual $30 Administration Contract Charge.

*** Wellington Management Company, LLP became the subadviser of the Balanced Series on May 1, 2000. Prior to that time, Loomis Sayles & Company, L.P. served as subadviser.

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
5 years, 2 months ended December 31, 1999....................  274.4%    29.1%
5 years ended December 31, 1999..............................  291.7%    31.4%
1 year ended December 31, 1999...............................   32.3%    32.3%

                           CAPITAL GROWTH SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
    DATE                                                     UNIT VALUE  CHANGE
    ----                                                    ------------ ------
August 26, 1983............................................   1.000000
December 31, 1983..........................................   1.086144     8.6%
December 31, 1984..........................................   1.065136    -1.9%
December 31, 1985..........................................   1.766488    65.8%
December 31, 1986..........................................   3.402150    92.6%
December 31, 1987..........................................   5.125504    50.7%
December 31, 1988..........................................   4.612285   -10.0%
December 31, 1989..........................................   5.950283    29.0%
December 31, 1990..........................................   5.665855    -4.8%
December 31, 1991..........................................   8.607664    51.9%
December 31, 1992..........................................   7.978068    -7.3%
December 31, 1993..........................................   9.049554    13.4%
December 31, 1994..........................................   8.297578    -8.3%
December 31, 1995..........................................  11.300017    36.2%
December 31, 1996..........................................  13.496435    19.4%
December 31, 1997..........................................  16.441932    21.8%
December 31, 1998..........................................  21.752481    32.3%
December 31, 1999..........................................  24.830578    14.2%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
16 years, 4 months ended December 31, 1999................... 2,383.1%   21.7%
10 years ended December 31, 1999.............................   317.3%   15.4%
5 years ended December 31, 1999..............................   199.3%   24.5%
1 year ended December 31, 1999...............................    14.2%   14.2%

                        DAVIS VENTURE VALUE SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
    DATE                                                     UNIT VALUE  CHANGE
    ----                                                    ------------ ------
October 31, 1994...........................................   1.000000
December 31, 1994..........................................   0.962860   -3.7%
December 31, 1995..........................................   1.323183   37.4%
December 31, 1996..........................................   1.642613   24.1%
December 31, 1997..........................................   2.163463   31.7%
December 31, 1998..........................................   2.442138   12.9%
December 31, 1999..........................................   2.831476   15.9%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge or the annual $30 Administration Contract Charge.

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
5 years, 2 months ended December 31, 1999....................  183.1%    22.3%
5 years ended December 31, 1999..............................  194.1%    24.1%
1 year ended December 31, 1999...............................   15.9%    15.9%

                  HARRIS OAKMARK MID CAP VALUE SUB-ACCOUNT**

                     ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
    DATE                                                     UNIT VALUE  CHANGE
    ----                                                    ------------ ------
April 30, 1993.............................................   1.000000
December 31, 1993..........................................   1.137039   13.7%
December 31, 1994..........................................   1.118794   -1.6%
December 31, 1995..........................................   1.438865   28.6%
December 31, 1996..........................................   1.669358   16.0%
December 31, 1997..........................................   1.932280   15.7%
December 31, 1998..........................................   1.802285   -6.7%
December 31, 1999..........................................   1.784358   -1.0%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
6 years, 8 months ended December 31, 1999....................  78.4%      9.1%
5 years ended December 31, 1999..............................  59.5%      9.8%
1 year ended December 31, 1999...............................  -1.0%     -1.0%

                      LOOMIS SAYLES SMALL CAP SUB-ACCOUNT

                     ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
    DATE                                                     UNIT VALUE  CHANGE
    ----                                                    ------------ ------
May 1, 1994................................................   1.000000
December 31, 1994..........................................   0.959097   -4.1%
December 31, 1995..........................................   1.219226   27.1%
December 31, 1996..........................................   1.571807   28.9%
December 31, 1997..........................................   1.936137   23.2%
December 31, 1998..........................................   1.877786   -3.0%
December 31, 1999..........................................   2.440858   30.0%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
5 years, 8 months ended December 31, 1999....................  144.1%    17.1%
5 years ended December 31, 1999..............................  154.5%    20.5%
1 year ended December 31, 1999...............................   30.0%    30.0%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge or the annual $30 Administration Contract Charge.
** Harris Associates L.P. became the subadviser on May 1, 2000. Prior to that time, other entities served as subadviser.

                     WESTPEAK GROWTH AND INCOME SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
    DATE                                                     UNIT VALUE  CHANGE
    ----                                                    ------------ ------
April 30, 1993.............................................   1.000000
December 31, 1993..........................................   1.132111   13.2%
December 31, 1994..........................................   1.103489   -2.5%
December 31, 1995..........................................   1.485762   34.6%
December 31, 1996..........................................   1.730922   16.5%
December 31, 1997..........................................   2.279329   31.7%
December 31, 1998..........................................   2.798615   22.8%
December 31, 1999..........................................   3.019311    7.9%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
6 years, 8 months ended December 31, 1999....................  201.9%    18.0%
5 years ended December 31, 1999..............................  173.6%    22.3%
1 year ended December 31, 1999...............................    7.9%     7.9%

                       WESTPEAK STOCK INDEX SUB-ACCOUNT**

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                         ACCUMULATION     %
    DATE                                                  UNIT VALUE   CHANGE
    ----                                                 ------------ ---------
May 1, 1987.............................................   1.000000
December 31, 1987.......................................    .865890    -13.4%
December 31, 1988.......................................    .993885     14.8%
December 31, 1989.......................................   1.276255     28.4%
December 31, 1990.......................................   1.206894     -5.4%
December 31, 1991.......................................   1.553102     28.7%
December 31, 1992.......................................   1.644023      5.9%
December 31, 1993.......................................   1.779677      8.3%
December 31, 1994.......................................   1.775473     -0.2%
December 31, 1995.......................................   2.398452     35.1%
December 31, 1996.......................................   2.897629     20.8%
December 31, 1997.......................................   3.787806     30.3%
December 31, 1998.......................................   4.781003     26.2%
December 31, 1999.......................................   5.678233     18.8%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                           % CHANGE    ANNUAL
                                                           IN UNIT    EFFECTIVE
                                                            VALUE       RATE
                                                         ------------ ---------
12 years, 8 months ended December 31, 1999..............     467.8%     14.7%
10 years ended December 31, 1999........................     344.9%     16.1%
5 years ended December 31, 1999.........................     219.8%     26.2%
1 year ended December 31, 1999..........................      18.8%     18.8%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge or the annual $30 Administration Contract Charge.
** These sub-accounts are only available through Contracts purchased prior to May 1, 1995.

                 PUTNAM INTERNATIONAL STOCK SUB-ACCOUNT***

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*


                                                            ACCUMULATION   %
    DATE                                                     UNIT VALUE  CHANGE
    ----                                                    ------------ ------
October 31, 1994...........................................   1.000000
December 31, 1994..........................................   1.023745    2.4%
December 31, 1995..........................................   1.073005    4.8%
December 31, 1996..........................................   1.129151    5.2%
December 31, 1997..........................................   1.099535   -2.6%
December 31, 1998..........................................   1.163698    5.8%
December 31, 1999..........................................   1.430688   22.9%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
5 years, 2 months ended December 31, 1999....................  43.1%      7.2%
5 years ended December 31, 1999..............................  39.8%      6.9%
1 year ended December 31, 1999...............................  22.9%     22.9%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge or the annual $30 Administration Contract Charge.

*** On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract. Performance figures on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series. Putnam Investment Management, Inc. became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Prior to that time, Santander Global Advisors, Inc. served as sub-investment manager.

                         JANUS MID CAP SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION
                                                             VALUE UNIT    %
          DATE                                                 VALUE     CHANGE
          ----                                              ------------ ------
      March 3, 1997........................................   1.000000
      December 31, 1997....................................   1.263878    26.4%
      December 31, 1998....................................   1.718073    35.9%
      December 31, 1999....................................   3.770460   119.5%

     PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      2 years, 10 months ended December 31, 1999.............  277.0%     59.8%
      1 year ended December 31, 1999.........................  119.5%    119.5%

             LEHMAN BROTHERS AGGREGATE BOND INDEX SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION
                                                             VALUE UNIT    %
          DATE                                                 VALUE     CHANGE
          ----                                              ------------ ------
      November 9, 1998.....................................   1.000000
      December 31, 1998....................................   1.011835     1.2%
      December 31, 1999....................................   0.981622    -3.0%

     PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      1 year, 2 months ended December 31, 1999...............   -1.8%    -1.7%
      1 year ended December 31, 1999.........................   -3.0%    -3.0%

                     METLIFE STOCK INDEX SUB-ACCOUNT+

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION
                                                             VALUE UNIT    %
          DATE                                                 VALUE     CHANGE
          ----                                              ------------ ------
      May 1, 1990..........................................   1.000000
      December 31, 1990....................................   1.011039     1.1%
      December 31, 1991....................................   1.298528    28.4%
      December 31, 1992....................................   1.378496     6.2%
      December 31, 1993....................................   1.486919     7.9%
      December 31, 1994....................................   1.480902    -0.4%
      December 31, 1995....................................   2.000905    35.1%
      December 31, 1996....................................   2.419812    20.9%
      December 31, 1997....................................   3.155636    30.4%
      December 31, 1998....................................   3.992725    26.5%
      December 31, 1999....................................   4.756286    19.1%

--------

* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

+ The MetLife Stock Index Sub-Account is only available to contracts purchased after May 1, 1995.

     PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
        9 years, 8 months ended December 31, 1999............  375.6%    17.5%
        5 years ended December 31, 1999......................  221.2%    26.3%
        1 year ended December 31, 1999.......................   19.1%    19.1%

                   MORGAN STANLEY EAFE INDEX SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION
                                                             VALUE UNIT    %
          DATE                                                 VALUE     CHANGE
          ----                                              ------------ ------
      November 9, 1998.....................................   1.000000
      December 31, 1998....................................   1.079060     7.9%
      December 31, 1999....................................   1.326760    23.0%

     PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      1 year, 2 months ended December 31, 1999...............   32.7%    28.2%
      1 year ended December 31, 1999.........................   23.0%    23.0%

                      RUSSELL 2000 INDEX SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION
                                                             VALUE UNIT    %
          DATE                                                 VALUE     CHANGE
          ----                                              ------------ ------
      November 9, 1998.....................................   1.000000
      December 31, 1998....................................   1.052780     5.3%
      December 31, 1999....................................   1.271835    20.8%

     PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      1 year, 2 months ended December 31, 1999...............   27.2%    23.4%
      1 year ended December 31, 1999.........................   20.8%    20.8%

                         VIP OVERSEAS SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
    DATE                                                     UNIT VALUE  CHANGE
    ----                                                    ------------ ------
January 28, 1987...........................................   1.000000
December 31, 1987..........................................   0.934480    -6.6%
December 31, 1988..........................................   0.996890     6.7%
December 31, 1989..........................................   1.242056    24.6%
December 31, 1990..........................................   1.204901    -3.0%
December 31, 1991..........................................   1.283814     6.5%
December 31, 1992..........................................   1.130753   -11.9%
December 31, 1993..........................................   1.532303    35.5%
December 31, 1994..........................................   1.537887     0.4%
December 31, 1995..........................................   1.664159     8.2%
December 31, 1996..........................................   1.858653    11.7%
December 31, 1997..........................................   2.045625    10.1%
December 31, 1998..........................................   2.275536    11.2%
December 31, 1999..........................................   3.202059    40.7%

     PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
12 years, 11 months ended December 31, 1999..................  220.2%     9.4%
10 years ended December 31, 1999.............................  157.8%     9.9%
5 years ended December 31, 1999..............................  108.2%    15.8%
1 year ended December 31, 1999...............................   40.7%    40.7%

                       VIP EQUITY-INCOME SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
    DATE                                                     UNIT VALUE  CHANGE
    ----                                                    ------------ ------
October 9, 1986............................................   1.000000
December 31, 1986..........................................   0.998929    -0.1%
December 31, 1987..........................................   0.974348    -2.5%
December 31, 1988..........................................   1.179618    21.1%
December 31, 1989..........................................   1.365709    15.8%
December 31, 1990..........................................   1.141297   -16.4%
December 31, 1991..........................................   1.480005    29.7%
December 31, 1992..........................................   1.706687    15.3%
December 31, 1993..........................................   1.991856    16.7%
December 31, 1994..........................................   2.104085     5.6%
December 31, 1995..........................................   2.804492    33.3%
December 31, 1996..........................................   3.161755    12.7%
December 31, 1997..........................................   3.996188    26.4%
December 31, 1998..........................................   4.401039    10.1%
December 31, 1999..........................................   4.616870     4.9%

     PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
13 years, 2 months ended December 31, 1999...................  361.7%    12.3%
10 years ended December 31, 1999.............................  238.1%    13.0%
5 years ended December 31, 1999..............................  119.4%    17.0%
1 year ended December 31, 1999...............................    4.9%     4.9%

--------

* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

                             NET INVESTMENT FACTOR

  The net investment factor ("Net Investment Factor") for each sub-account is determined on each day on which the New York Stock Exchange is open for trading as follows:

    (1) The net asset value per share of the Eligible Fund held in the sub-account determined as of the close of regular trading on the New York Stock Exchange on a particular day;

    (2) Plus the per share amount of any dividend or capital gains distribution made by the Eligible Fund since the close of regular trading on the New York Stock Exchange on the preceding trading day;

    (3) Is divided by the net asset value per share of the Eligible Fund as of the close of regular trading on the New York Stock Exchange on the preceding trading day; and

    (4) Finally, the daily charges for the Administration Asset Charge and Mortality and Expense Risk Charge that have accumulated since the close of regular trading on the New York Stock Exchange on the preceding trading day are subtracted. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" in the prospectus.) On an annual basis, the total deduction for such charges equals 1.35% of the daily net asset value of the Variable Account.

                               ANNUITY PAYMENTS

  At annuitization, the Contract Value is applied toward the purchase of monthly variable annuity payments. The amount of these payments will be determined on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the age of the Payee at annuitization, (ii) the assumed interest rate selected,
(iii) the type of payment option selected, and (iv) the investment performance of the Eligible Fund selected.

  When a variable payment option is selected, the Contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the Payee, to calculate the basic payment level purchased by the Contract Value. With respect to Contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, annuity purchase rates used to calculate the basic payment level will also reflect the sex of the Payee when the payment option involves a life contingency. The impact of the choice of option and the sex and age of the Payee on the level of annuity payments is described in the prospectus under "Amount of Variable Annuity Payments."

  The amount of the basic payment level is determined by applying the applicable annuity purchase rate to the amount applied from each sub-account to provide the annuity. This basic payment level is converted into annuity units, the number of which remains constant. Each monthly annuity payment is in an amount equal to that number of annuity units multiplied by the applicable annuity unit value for that payment (described below). The applicable annuity unit value for each sub-account will change from day to day depending upon the investment performance of the sub-account, which in turn depends upon the investment performance of the Eligible Fund in which the sub-account invests.

  The selection of an assumed interest rate ("Assumed Interest Rate") will affect both the basic payment level and the amount by which subsequent payments increase or decrease. The basic payment level is calculated on the assumption that the Net Investment Factors applicable to the Contract will be equivalent on an annual basis to a net investment return at the Assumed Interest Rate. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the Assumed Interest Rate, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the Assumed Interest Rate, then the next payment will be smaller than the preceding payment. The definition of the Assumed Interest Rate, and the effect of the level of the Assumed Interest Rate on the amount of monthly payments is explained in the prospectus under "Amount of Variable Annuity Payments."

  The number of annuity units credited under a variable payment option is determined as follows:

    (1) The proceeds under a deferred Contract, or the net purchase payment under an immediate Contract (at such time as immediate Contracts may be made available), are applied at the Company's annuity purchase rates for the selected Assumed Interest Rate to determine the basic payment level. (The amount of Contract Value or Death Proceeds applied will be reduced by any applicable Contingent Deferred Sales Charge, Administration Contract Charge and the amount of any outstanding loan plus accrued interest.)

    (2) The number of annuity units is determined by dividing the amount of the basic payment level by the applicable annuity unit value(s) next determined following the date of application of proceeds (in the case of a deferred Contract) or net purchase payment (in the case of an immediate Contract.)

  The dollar amount of the initial payment will be at the basic payment level. The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value which is determined at least 14 days before the payment is due.

  The value of an annuity unit for each sub-account depends on the Assumed Interest Rate and on the Net Investment Factors applicable at the time of valuation. The initial annuity unit values were set at $1.00 effective on or about the date on which shares of the corresponding Eligible Funds were first publicly available. The Net Investment Factor and, therefore, changes in the value of an annuity unit under a variable payment option, reflect the deduction of the Mortality and Expense Risk Charge and Administration Asset Charge. (See "Net Investment Factor" above.)

  The annuity unit value for each sub-account is equal to the corresponding annuity unit value for the sub-account previously determined multiplied by the applicable Net Investment Factor for that sub-account for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor ("Assumed Interest Factor") for each day of the valuation period. The Assumed Interest Factor represents the daily equivalent of the Contract's annual Assumed Interest Rate. In the calculation of annuity unit values, the Assumed Interest Factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the Contract's Assumed Interest Rate. The result of this adjustment is that if the Net Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the Assumed Interest Rate, the annuity unit value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the Assumed Interest Rate, the annuity unit value will decrease. At an Assumed Interest Rate of 3.5%, the Assumed Interest Factor is .9999058. Assumed Interest Factors for other Assumed Interest Rates are computed on a consistent basis.

  An illustration of annuity income payments under various hypothetical and historical rates appear below. The monthly equivalents of the hypothetical annual net returns of (2.09)%, 3.50%, 3.79%, 5.75% and 7.70% shown in the tables at pages II-28 and II-29 are (.17)%, .29%, .31%, .47% and .62%.

             HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

  The following tables have been prepared to show how variable annuity income payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly annuity income payments would vary over time if the return on assets in the selected portfolios were a uniform gross annual rate of 0%, 5.71%, 6%, 8% or 10%. The values would be different from those shown if the returns averaged 0%, 5.71%, 6%, 8% or 10%, but fluctuated over and under those averages throughout the years.

  The tables reflect the daily charge to the sub-accounts for assuming mortality and expense risks, which is equivalent to an annual charge of .95% and the daily administrative charge which is equivalent to an annual charge of 0.40%. The amounts shown in the tables also take into account the Eligible Funds' management fees and operating expenses which are assumed to be at an annual rate of .76% of the average daily net assets of the Eligible Funds (based on an average of all the Eligible Funds). Actual fees and expenses of the Eligible Funds associated with your Contract may be more or less than
 .76%, will vary from year to year, and will depend on how you allocate your Contract Value. See the section in your current prospectus entitled "Expense Table" for more complete details. The monthly annuity income payments illustrated are on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "Federal Income Tax Status."

  The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 1.35% for mortality and expense risk and administrative charges and the assumed 0.76% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 2.11%.

  Two tables follow. The first table assumes that 100% of the Contract Value is allocated to a variable annuity income option, the second assumes that 50% of the Contract Value is placed under a fixed annuity income option, using the fixed crediting rate the Company offered on the fixed annuity income option at the date of the illustration. Both illustrations assume that the final value of the accumulation account is $100,000 and is applied at age 65 to purchase a life annuity for a guaranteed period of 10 years certain and life thereafter.

  When part of the Contract Value has been allocated to the fixed annuity income option, the guaranteed minimum annuity income payment resulting from this allocation is also shown. The illustrated variable annuity income payments are determined through the use of standard mortality tables and an assumed interest rate of 3.5% per year. Thus, actual performance greater than 3.5% per year will result in increasing annuity income payments and actual performance less than 3.5% per year will result in decreasing annuity income payments. The Company offers alternative Assumed Interest Rates from which you may select. Fixed annuity income payments remain constant. Initial monthly annuity income payments under a fixed annuity income payout are generally higher than initial payments under a variable income payout option.

  These tables show the monthly income payments for several hypothetical constant assumed interest rates. Of course, actual investment performance will not be constant and may be volatile. Actual monthly income amounts would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages for individual contract years. Upon request, and when you are considering an annuity income option, the Company will furnish a comparable illustration based on your individual circumstances.

                         ANNUITY PAY-OUT ILLUSTRATION
                            (100% VARIABLE PAYOUT)

 ANNUITANT:                    John Doe GROSS AMOUNT OF CONTRACT
                                        VALUE:                     $100,000

 SEX:                          Unisex   DATE OF ILLUSTRATION:        1/1/00

 ANNUITY OPTION SELECTED:      Life Income with 10 Years Certain*

 FREQUENCY OF INCOME PAYMENTS: Monthly

FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED FOR AGE 65: $678.61

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 100% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT.

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT: 3.5%

VARIABLE MONTHLY ANNUITY INCOME PAYMENT ON THE DATE OF THE ILLUSTRATION: $581.00

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE. NO MINIMUM DOLLAR AMOUNT IS GUARANTEED.

                              AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN
                                   WITH AN ASSUMED RATE OF RETURN OF:
                            -------------------------------------------------
                      GROSS    0%       5.71%      6%        8%        10%
PAYMENT  CALENDAR     ----- --------- --------- --------- --------- ---------
 YEAR      YEAR   AGE NET**  -2.09%     3.50%     3.79%     5.75%     7.70%
-------  -------- --- ----- --------- --------- --------- --------- ---------
    1      2000    65       $  581.00 $  581.00 $  581.00 $  581.00 $  581.00
    2      2001    66          549.63    581.00    582.61    593.61    604.60
    3      2002    67          519.96    581.00    584.23    606.49    629.16
    4      2003    68          491.89    581.00    585.86    619.65    654.72
    5      2004    69          465.34    581.00    587.48    633.10    681.31
   10      2009    74          352.58    581.00    595.69    704.83    831.40
   15      2014    79          267.14    581.00    604.01    784.70  1,014.55
   20      2019    84          202.41    581.00    612.45    873.61  1,238.05

IT IS EMPHASIZED THAT THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL
DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY
THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. SINCE IT IS HIGHLY LIKELY THAT PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
--------
* Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.
** The illustrated Net Assumed Rates of Return reflect the deduction of average fund expenses and the 1.35% Mortality and Expense Risk and Administration Asset Charges from the Gross Rates of Return.

                         ANNUITY PAY-OUT ILLUSTRATION
                       (50% VARIABLE--50% FIXED PAYOUT)

 ANNUITANT:                    John Doe GROSS AMOUNT OF CONTRACT
                                        VALUE:                     $100,000

 SEX:                          Unisex   DATE OF ILLUSTRATION:        1/1/00

 ANNUITY OPTION SELECTED:      Life Income with 10 Years Certain*

 FREQUENCY OF INCOME PAYMENTS: Monthly

FIXED MONTHLY ANNUITY INCOME PAYMENT FOR AGE 65 BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED: $678.61

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 50% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT AND 50% TO FIXED PAYOUT

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT: 3.5%

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE, BUT WILL NEVER
BE LESS THAN:   $339.31. THE MONTHLY GUARANTEED PAYMENT OF $339.31 IS BEING
PROVIDED BY THE $50,000 APPLIED UNDER THE FIXED ANNUITY OPTION.

                              AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN
                                   WITH AN ASSUMED RATE OF RETURN OF:
                            -------------------------------------------------
                      GROSS    0%       5.71%      6%        8%        10%
PAYMENT  CALENDAR     ----- --------- --------- --------- --------- ---------
 YEAR      YEAR   AGE NET**  -2.09%     3.50%     3.79%     5.75%     7.70%
-------  -------- --- ----- --------- --------- --------- --------- ---------
    1      2000    65       $  629.81 $  629.81 $  629.81 $  629.81 $  629.81
    2      2001    66          614.12    629.81    630.61    636.11    641.61
    3      2002    67          599.29    629.81    631.42    642.55    653.89
    4      2003    68          585.25    629.81    632.23    649.13    666.66
    5      2004    69          571.97    629.81    633.05    655.85    679.96
   10      2009    74          515.59    629.81    637.15    691.72    755.01
   15      2014    79          472.88    629.81    641.31    731.65    846.58
   20      2019    84          440.51    629.81    645.53    776.11    958.33

IT IS EMPHASIZED THAT THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL
DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY
THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. SINCE IT IS HIGHLY LIKELY THAT PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
--------
* Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.
** The illustrated Net Assumed Rates of Return apply only to the variable portion of the monthly payment and reflect the deduction of average fund expenses and the 1.35% Mortality and Expense Risk and Administration Asset Charges from the Gross Rate of Return.

              HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

  The following tables have been prepared to show how variable annuity income payments under the Contract change with investment performance over an extended period of time. In comparison with hypothetical illustrations based on a uniform annual rate of return, the table uses historical annual returns to illustrate that monthly annuity income payments vary over time based on fluctuations in annual returns.

  The tables reflect the daily charge to the sub-accounts for assuming mortality and expense risks, which is equivalent to an annual charge of .95% and the daily administrative charge which is equivalent to an annual charge of
 .40%. The amounts shown in the tables also take into account the actual Eligible Funds' management fees and operating expenses. Actual fees and expenses of the Eligible Funds associated with your Contract may be more or less than the historical fees, will vary from year to year, and will depend on how you allocate your Contract Value. See the section in your current prospectus entitled "Expense Table" for more complete details. The monthly annuity income payments illustrated are on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "Federal Income Tax Status."

  The following tables assume that 100% of the Contract Value is allocated to a variable annuity income option, that the final value of the accumulation account is $100,000 and is applied at age 65 to purchase a life annuity for a guaranteed period of 10 years certain and life thereafter. The table assumes that the Annuitant was age 65 in 1983, the year of inception for the Capital Growth, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series, and that the Annuitant's age had increased by the time the other Eligible Funds became available. The historical variable annuity income payments are based on an assumed interest rate of 3.5% per year. Thus, actual performance greater than 3.5% per year resulted in an increased annuity income payment and actual performance less than 3.5% per year resulted in a decreased annuity income payment. The Company offers alternative Assumed Interest Rates
(AIR) from which you may select: 0% and 5%. An AIR of 0% will result in a lower initial payment than a 3.5% or 5% AIR. Similarly, an AIR of 5% will result in a higher initial payment than a 0% or 3.5% AIR. The illustrations are based on the current annuity purchase rates used by the Company. The rates may differ at the time you annuitize.

  The table illustrates the amount of the first monthly payment for each year shown. During each year, the monthly payments would vary to reflect fluctuations in the actual rate of return on the Eligible Funds. Upon request, and when you are considering an annuity income option, the Company will furnish a comparable illustration based on your individual circumstances.

                    ANNUITY PAY-OUT HISTORICAL ILLUSTRATION
                            (100% VARIABLE PAYOUT)

 ANNUITANT:                    John Doe GROSS AMOUNT OF CONTRACT
                                        VALUE:                     $100,000

 SEX:                          Unisex   DATE OF ILLUSTRATION:        1/1/00

 ANNUITY OPTION SELECTED:      Life Income with 10 Years Certain*

 FREQUENCY OF INCOME PAYMENTS: Monthly

FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED: FOR AGE 65: $678.61; FOR AGE 69: $727.77; AND FOR AGE 76: $834.43.

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 100% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT.

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT: 3.50%

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE. NO MINIMUM DOLLAR AMOUNT IS GUARANTEED.

              AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN WITH
                    100% OF THE CONTRACT VALUE INVESTED IN:

                                            SALOMON
                      BACK BAY BACK BAY    STRATEGIC    SALOMON                         ALGER
PAYMENT  CALENDAR      MONEY     BOND        BOND         U.S.    BACK BAY             EQUITY    CAPITAL
 YEAR      YEAR   AGE  MARKET   INCOME   OPPORTUNITIES GOVERNMENT  MANAGED  BALANCED   GROWTH    GROWTH
-------  -------- --- -------- --------- ------------- ---------- --------- --------- --------- ---------
    1      1983    65 $581.00  $  581.00                                                        $  581.00
    2      1984    66  589.21     593.85                                                           601.36
    3      1985    67  621.82     637.34                                                           569.73
    4      1986    68  641.71     721.50                                                           912.93
    5      1987    69  653.31     789.77                          $  642.00                      1,698.78
    6      1988    70  663.40     769.90                             617.60                      2,472.75
    7      1989    71  679.85     795.21                             644.48                      2,149.71
    8      1990    72  708.06     851.26                             731.61                      2,679.54
    9      1991    73  730.20     877.02                             719.75                      2,465.18
   10      1992    74  739.29     986.14                             824.49                      3,618.49
   11      1993    75  731.38   1,016.77                             838.49                      3,240.10
   12      1994    76  717.90   1,091.45    $765.00     $765.00      884.40 $  765.00 $  765.00  3,550.97
   13      1995    77  711.52   1,005.44     748.36      763.51      833.68    758.20    737.42  3,145.80
   14      1996    78  716.92   1,161.63     851.64      837.15    1,043.17    901.95  1,045.27  4,139.22
   15      1997    79  718.30   1,158.11     928.18      824.28    1,143.60  1,004.99  1,127.42  4,776.14
   16      1998    80  721.25   1,224.15     982.75      852.27    1,379.69  1,112.99  1,350.12  5,621.74
   17      1999    81  723.71   1,272.43     955.87      874.22    1,573.66  1,157.58  1,901.94  7,185.99
   18      2000    82  724.12   1,207.26     924.32      834.77    1,649.61  1,047.58  2,431.79  7,925.45

INVESTMENT PERFORMANCE RESULTS CONTAINED IN THIS REPORT REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RETURNS. THE PERFORMANCE RESULTS OF A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. SINCE IT IS HIGHLY LIKELY THAT PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HISTORICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE PAYMENTS IN THIS ILLUSTRATION ARE NET OF ALL CHARGES: MORTALITY AND EXPENSE RISK CHARGE AND ADMINISTRATION ASSET CHARGE (1.35%), MANAGEMENT FEES AND OTHER EXPENSES (These may vary from year to year. The following expenses are for the year ended December 31, 1999 after giving effect to current expense caps or deferrals: 1.00% Loomis Sayles Small Cap, .80% Alger Equity Growth, .88% Harris Oakmark Mid Cap Value, .81% Davis Venture Value, .74% Westpeak Growth and Income, .35% Westpeak Stock Index, .77% Balanced, .58% Back Bay Managed, .81% Salomon Strategic Bond Opportunities, .48% Back Bay Bond Income, .70% Salomon US Government, .40% Back Bay Money Market, .95% Morgan Stanley EAFE Index, and .80% Russell 2000 Index. The following expenses are for the year ended December 31, 1999 and are unaffected by expense caps or deferrals: .91% Fidelity VIP Overseas, .66% Capital Growth, .57% VIP Fidelity Equity-Income, 1.12% Putnam International Stock, .96% Janus Mid Cap, .65% Lehman Brothers Aggregate Bond Index, and .54% MetLife Stock Index.)
-------
* Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

                    ANNUITY PAY-OUT HISTORICAL ILLUSTRATION
                            (100% VARIABLE PAYOUT)

 ANNUITANT:                    John Doe GROSS AMOUNT OF CONTRACT
                                        VALUE:                     $100,000

 SEX:                          Unisex   DATE OF ILLUSTRATION:        1/1/00

 ANNUITY OPTION SELECTED:      Life Income with 10 Years Certain*

 FREQUENCY OF INCOME PAYMENTS: Monthly

FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED: FOR AGE 68: $714.61; FOR AGE 69: $727.77; FOR AGE 72: $757.68; FOR AGE 73: $786.00; FOR AGE 75: $817.97; FOR AGE 76: $834.43;
FOR AGE 79: $873.74; and FOR AGE 80: $890.12.

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 100% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT.

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT: 3.50%

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE. NO MINIMUM DOLLAR AMOUNT IS GUARANTEED.

              AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN WITH
                    100% OF THE CONTRACT VALUE INVESTED IN:

                                 HARRIS    LOOMIS   WESTPEAK                                                             LEMAN
                        DAVIS    OAKMARK   SAYLES    GROWTH   WESTPEAK  FIDELITY  FIDELITY   PUTNAM            METLIFE  BROTHERS
PAYMENT  CALENDAR      VENTURE   MID CAP    SMALL      AND      STOCK     VIP    VIP EQUITY-  INTL.    JANUS    STOCK     AGG.
 YEAR      YEAR   AGE   VALUE     VALUE      CAP     INCOME     INDEX   OVERSEAS   INCOME    STOCK**  MID CAP   INDEX     BOND
-------  -------- --- --------- --------- --------- --------- --------- -------- ----------- ------- --------- -------- --------
    1      1983    65
    2      1984    66
    3      1985    67
    4      1986    68                                                             $  626.00
    5      1987    69                                         $  642.00 $ 642.00     615.48
    6      1988    70                                            545.85   581.39     580.03
    7      1989    71                                            605.30   599.19     678.42
    8      1990    72                                            750.98   721.30     758.88                    $ 693.00
    9      1991    73                                            686.15   676.06     612.74                      684.66
   10      1992    74                                            853.12   695.98     767.71                      848.95
   11      1993    75           $  747.00           $  747.00    872.44   592.22     855.28                      908.54
   12      1994    76 $  765.00    829.98 $  765.00    826.38    912.49   775.38     964.44  $765.00             943.36
   13      1995    77    732.39    789.05    733.73    778.25    879.55   751.89     984.32   778.70             907.34
   14      1996    78    972.43    980.46    901.19  1,012.42  1,147.99   786.11   1,267.62   788.57           1,171.45
   15      1997    79  1,166.26  1,098.95  1,122.40  1,139.48  1,339.89   848.22   1,380.64   801.70 $  819.00 1,361.49
   16      1998    80  1,484.12  1,229.02  1,335.81  1,449.76  1,692.29   901.98   1,686.00   754.27  1,005.88 1,693.59 $836.00
   17      1999    81  1,618.63  1,107.57  1,251.74  1,719.86  2,063.79   969.42   1,794.02   771.29  1,321.12 2,067,44  841.68
   18      2000    82  1,813.22  1,059.48  1,572.07  1,792.74  2,368.20 1,318.01   1,818.36   916.18  2,801.26 2,374.17  788.93
          MORGAN
          STANLEY   RUSSELL
PAYMENT    EAFE      2000
 YEAR      INDEX     INDEX
-------  --------- ---------
    1
    2
    3
    4
    5
    6
    7
    8
    9
   10
   11
   12
   13
   14
   15
   16    $  836.00 $  836.00
   17       897.60    875.74
   18     1,066.32  1,022.18

INVESTMENT PERFORMANCE RESULTS CONTAINED IN THIS REPORT REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RETURNS. THE PERFORMANCE RESULTS OF A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. SINCE IT IS HIGHLY LIKELY THAT PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HISTORICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE PAYMENTS IN THIS ILLUSTRATION ARE NET OF ALL CHARGES: MORTALITY AND EXPENSE RISK CHARGE AND ADMINISTRATION ASSET CHARGE (1.35%), MANAGEMENT FEES AND OTHER EXPENSES (These may vary from year to year. The following expenses are for the year ended December 31, 1999 after giving effect to current expense caps or deferrals: 1.00% Loomis Sayles Small Cap, .80% Alger Equity Growth, .88% Harris Oakmark Mid Cap Value, .81% Davis Venture Value, .74% Westpeak Growth and Income, .35% Westpeak Stock Index, .77% Balanced, .58% Back Bay Managed, .81% Salomon Strategic Bond Opportunities, .48% Back Bay Bond Income, .70% Salomon US Government, .40% Back Bay Money Market, .95% Morgan Stanley EAFE Index, and .80% Russell 2000 Index. The following expenses are for the year ended December 31, 1999 and are unaffected by expense caps or deferrals: .91% Fidelity VIP Overseas, .66% Capital Growth, .57% Fidelity VIP Equity-Income and 1.12% Putnam International Stock, .96% Janus Mid Cap, .65% Lehman Brothers Aggregate Bond Index, and .54% MetLife Stock Index.)
-------

* Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

** On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available under the Contract. Performance figures on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series.

                                    EXPERTS

  The financial statements of The New England Variable Account of Metropolitan Life Insurance Company ("MetLife") as of December 31, 1999 and for each of the two years in the period ended December 31, 1999 and the consolidated financial statements of MetLife as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                                 LEGAL MATTERS

  Legal matters in connection with the Contracts described in this registration statement have been passed on by Christopher P. Nicholas, Associate General Counsel of the Company. Sutherland Asbill & Brennan LLP, Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                                   APPENDIX A

ABC and affiliates         Fortune                    Public Broadcasting
Atlanta Constitution       Fox Newtwork and            Service
Atlanta Journal             affiliates                Quinn, Jane Bryant
Austin American            Fund Action                 (syndicated column)
 Statesman                 Hartford Courant           Registered
Baltimore Sun              Houston Chronicle           Representative
Barron's                   INC                        Research Magazine
Bond Buyer                 Indianapolis Star          Resource
Boston Business Journal    Institutional Investor     Reuters
Boston Globe               Investment Dealers         Rukeyser's Business
Boston Herald               Digest                     (syndicated column)
Broker World               Investment Vision          Sacramento Bee
Business Radio Network     Investor's Daily           San Francisco Chronicle
Business Week              Journal of Commerce        San Francisco Examiner
CBS and affiliates         Kansas City Star           San Jose Mercury
CFO                        LA Times                   Seattle Post-
Changing Times             Leckey, Andrew              Intelligencer
Chicago Sun Times           (syndicated column)       Seattle Times
Chicago Tribune            Life Association News      Smart Money
Christian Science          Miami Herald               St. Louis Post Dispatch
 Monitor                   Milwaukee Sentinel         St. Petersburg Times
Christian Science          Money                      Standard & Poor's
 Monitor News Service      Money Maker                 Outlook
Cincinnati Enquirer        Money Management Letter    Standard & Poor's Stock
Cincinnati Post            Morningstar                 Guide
CNBC                       National Public Radio      Stanger's Investment
CNN                        National Underwriter        Advisor
Columbus Dispatch          NBC and affiliates         Stockbroker's Register
Dallas Morning News        New England Business       Strategic Insight
Dallas Times-Herald        New England Cable News     Tampa Tribune
Denver Post                New Orleans Times-         Time
Des Moines Register         Picayune                  Tobias, Andrew
Detroit Free Press         New York Daily News         (syndicated column)
Donoghues Money Fund       New York Times             UPI
 Report                    Newark Star Ledger         US News and World Report
Dorfman, Dan (syndicated   Newsday                    USA Today
 column)                   Newsweek                   Value Line
Dow Jones News Service     Nightly Business Report    Wall St. Journal
Economist                  Orange County Register     Wall Street Letter
FACS of the Week           Orlando Sentinel           Wall Street Week
Financial News Network     Pension World              Washington Post
Financial Planning         Pensions and Investments   WBZ
Financial Services Week    Personal Investor          WBZ-TV
Financial World            Philadelphia Inquirer      WCVB-TV
Forbes                     Porter, Sylvia             WEEI
Fort Worth Star-Telegram    (syndicated column)       WHDH
                           Portland Oregonian         Worcester Telegram
                                                      Worth Magazine
                                                      WRKO

                        REPORT OF INDEPENDENT AUDITORS

To the Contract Owners of The New England Variable Account of Metropolitan Life Insurance Company:

We have audited the accompanying statement of assets and liabilities and the related statement of operations of The New England Variable Account (comprised of the following Sub-Accounts: Capital Growth, Bond Income, Money Market, Stock Index, Managed, Midcap Value (formerly Avanti Growth), Growth and Income (formerly Value Growth), Small Cap, U.S. Government, Balanced, Equity Growth, International Magnum Equity (formerly International Equity), Venture Value, Strategic Bond Opportunities, Equity-Income and Overseas) of Metropolitan Life Insurance Company as of and for the year ended December 31, 1999, and the related statements of changes in net assets for each of the two years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position and the results of operations of the respective aforementioned Sub-Accounts comprising The New England Variable Account of Metropolitan Life Insurance Company, as of and for the year ended December 31, 1999, and the changes in net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
April 26, 2000

                        THE NEW ENGLAND VARIABLE ACCOUNT
                                       OF
                      METROPOLITAN LIFE INSURANCE COMPANY
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

                                          SHARES         COST      MARKET VALUE
                                       ------------- ------------ --------------
ASSETS
Investments in sub-accounts, at value
 (Note 2)
NEW ENGLAND ZENITH FUND:
  Capital Growth Series..............  1,915,867.620 $764,589,117 $  832,885,131
  Back Bay Advisors Bond Income
   Series............................  1,169,680.720  126,271,186    118,605,625
  Back Bay Advisors Money Market
   Series............................    799,627.840   79,962,784     79,962,784
  Westpeak Stock Index Series........    372,111.140   43,970,941     85,898,507
  Back Bay Advisors Managed Series...    756,025.970  123,679,221    148,793,471
  Goldman Sachs Midcap Value Series..    251,733.070   34,602,284     30,640,949
  Westpeak Growth and Income Series..    543,155.700   92,766,876    107,805,543
  Loomis Sayles Small Cap Series.....    396,131.770   60,156,069     79,911,662
  Salomon Brothers U. S. Government
   Series............................  1,245,288.970   14,360,263     13,461,574
  Loomis Sayles Balanced Series......  3,197,331.380   44,571,365     44,283,040
  Alger Equity Growth Series.........  7,675,195.860  153,235,681    225,190,246
  Morgan Stanley International Magnum
   Equity Series.....................  1,467,890.810   16,689,953     20,770,655
  Davis Venture Value Series.........  6,098,030.180  107,517,286    162,634,465
  Salomon Brothers Strategic Bond
   Opportunities Series..............  2,746,317.780   32,493,271     29,303,211
VARIABLE INSURANCE PRODUCTS FUND:
  Equity-Income Portfolio............  6,773,787.310  128,040,852    174,154,072
  Overseas Portfolio.................  4,235,131.160   79,859,392    116,211,999
                                                                  --------------

Total investments in sub-accounts, at value.....................   2,270,512,934
Dividends receivable............................................          11,970
                                                                  --------------
    Total assets................................................   2,270,524,904
LIABILITIES
Due to Metropolitan Life Insurance Company......................       2,671,697
                                                                  --------------
NET ASSETS......................................................  $2,267,853,207
                                                                  ==============
CONTRACT OWNERS' EQUITY
Owners of annuity contracts.....................................  $2,254,956,405
Annuity reserves (Note 2).......................................      12,896,802
                                                                  --------------
    TOTAL FOR VARIABLE ANNUITY CONTRACTS........................  $2,267,853,207
                                                                  ==============

                       See Notes to Financial Statements

                     THE NEW ENGLAND VARIABLE ACCOUNT

                                    OF

                    METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENT OF ASSETS AND LIABILITIES

                            SEPTEMBER 30, 2000

                                (UNAUDITED)

                                          SHARES         COST      MARKET VALUE
                                       ------------- ------------ --------------
ASSETS
Investments in sub-accounts, at value
 (Note 2)
NEW ENGLAND ZENITH FUND:
  Capital Growth Series..............  1,637,739.380 $666,207,331 $  650,133,401
  Back Bay Advisors Bond Income
   Series............................    945,692.680  102,286,178    100,687,899
  Back Bay Advisors Money Market
   Series............................    708,693.910   70,869,391     70,869,391
  Westpeak Stock Index Series........    344,391.700   44,256,709     78,321,561
  Back Bay Advisors Managed Series...    651,423.980  110,269,463    125,373,060
  Goldman Sachs Midcap Value Series..    211,365.070   28,857,136     28,944,333
  Westpeak Growth and Income Series..    472,620.540   84,779,418     90,521,012
  Loomis Sayles Small Cap Series.....    477,499.350   81,447,169    107,327,530
  Salomon Brothers U. S. Government
   Series............................  1,059,596.930   12,233,438     12,185,365
  Loomis Sayles Balanced Series......  2,370,226.580   34,463,074     32,661,722
  Alger Equity Growth Series.........  8,429,091.570  183,172,367    246,972,383
  Morgan Stanley International Magnum
   Equity Series.....................  1,344,447.880   15,744,977     16,899,710
  Davis Venture Value Series.........  6,334,066.470  118,262,256    183,307,884
  Salomon Brothers Strategic Bond
   Opportunities Series..............  2,266,530.670   26,925,467     25,158,490
  Putnam International Series........    211,722.370    2,856,452      2,686,756
VARIABLE INSURANCE PRODUCTS FUND:
  Equity-Income Portfolio............  5,786,106.070  113,676,449    141,991,043
  Overseas Portfolio.................  4,523,932.150   91,905,716     98,440,764
                                                                  --------------
Total investments in sub-accounts, at value.....................   2,012,482,304
Dividends receivable............................................         361,453
                                                                  --------------
    Total assets................................................   2,012,843,757
LIABILITIES
Due to Metropolitan Life Insurance Company......................       2,024,885
                                                                  --------------
NET ASSETS......................................................  $2,010,818,872
                                                                  ==============
CONTRACT OWNERS' EQUITY
Owners of annuity contracts.....................................  $1,998,016,573
Annuity reserves (Note 2).......................................      12,802,299
                                                                  --------------
    TOTAL FOR VARIABLE ANNUITY CONTRACTS........................  $2,010,818,872
                                                                  ==============

                     See Notes to Financial Statements

                       THE NEW ENGLAND VARIABLE ACCOUNT
                                      OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999

                      CAPITAL                     MONEY                                MIDCAP     GROWTH AND
                       GROWTH     BOND INCOME    MARKET    STOCK INDEX   MANAGED        VALUE       INCOME      SMALL CAP
                    SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                    ------------  -----------  ----------- ----------- ------------  -----------  -----------  -----------
INCOME:
 Dividends.......   $162,137,176  $ 8,745,170  $3,521,617  $ 1,992,485 $ 20,962,434  $   382,798  $14,145,526  $   209,713
                    ------------  -----------  ----------  ----------- ------------  -----------  -----------  -----------
EXPENSES:
 Mortality and
 expense risk
 charge..........      7,725,456    1,247,852     695,977      760,324    1,451,137      329,194    1,016,255      634,485
 Administrative
 charge..........      3,861,230      604,615     336,129      361,356      699,163      165,099      494,172      318,746
                    ------------  -----------  ----------  ----------- ------------  -----------  -----------  -----------
  Total expenses.     11,586,686    1,852,467   1,032,106    1,121,680    2,150,300      494,293    1,510,427      953,231
                    ------------  -----------  ----------  ----------- ------------  -----------  -----------  -----------
 Net investment
 income..........    150,550,490    6,892,703   2,489,511      870,805   18,812,134     (111,495)  12,635,099     (743,518)
                    ------------  -----------  ----------  ----------- ------------  -----------  -----------  -----------
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
 Net unrealized
  appreciation
  (depreciation)
  on investments:
  Beginning of
  year...........    145,060,563    2,310,498         --    35,395,038   39,832,342   (4,695,144)  23,551,474    3,419,848
  End of year....     68,296,013   (7,665,561)        --    41,927,566   25,114,250   (3,961,335)  15,038,667   19,755,593
                    ------------  -----------  ----------  ----------- ------------  -----------  -----------  -----------
 Net change in
  unrealized
  appreciation
  (depreciation).    (76,764,550)  (9,976,059)        --     6,532,528  (14,718,092)     733,809   (8,512,807)  16,335,745
 Net realized
 gain (loss) on
 investments.....     31,243,383      474,439         --     6,126,853    8,080,082     (942,117)   3,802,104    1,935,190
                    ------------  -----------  ----------  ----------- ------------  -----------  -----------  -----------
 Net realized and
  unrealized gain
  (loss) on
  investments....    (45,521,167)  (9,501,620)        --    12,659,381   (6,638,010)    (208,308)  (4,710,703)  18,270,935
                    ------------  -----------  ----------  ----------- ------------  -----------  -----------  -----------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS......   $105,029,323  $(2,608,917) $2,489,511  $13,530,186 $ 12,174,124  $  (319,803) $ 7,924,396  $17,527,417
                    ============  ===========  ==========  =========== ============  ===========  ===========  ===========
                       U.S.
                    GOVERNMENT
                    SUB-ACCOUNT
                    -----------
INCOME:
 Dividends.......    $ 804,807
                    -----------
EXPENSES:
 Mortality and
 expense risk
 charge..........      145,781
 Administrative
 charge..........       68,199
                    -----------
  Total expenses.      213,980
                    -----------
 Net investment
 income..........      590,827
                    -----------
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
 Net unrealized
  appreciation
  (depreciation)
  on investments:
  Beginning of
  year...........     (104,090)
  End of year....     (898,689)
                    -----------
 Net change in
  unrealized
  appreciation
  (depreciation).     (794,599)
 Net realized
 gain (loss) on
 investments.....       (1,476)
                    -----------
 Net realized and
  unrealized gain
  (loss) on
  investments....     (796,075)
                    -----------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS......    $(205,248)
                    ===========

                       See Notes to Financial Statements

                       THE NEW ENGLAND VARIABLE ACCOUNT
                                      OF
                   METROPOLITAN LIFE LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999

                                                                         STRATEGIC
                                   EQUITY    INTERNATIONAL   VENTURE       BOND        EQUITY-
                     BALANCED      GROWTH    MAGNUM EQUITY    VALUE    OPPORTUNITIES   INCOME      OVERSEAS
                    SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT    TOTAL
                    -----------  ----------- ------------- ----------- ------------- -----------  ----------- ------------
INCOME:
 Dividends........  $ 2,665,079  $27,730,944  $   73,230   $ 3,171,598  $ 2,348,573  $ 8,886,140  $ 3,632,373 $261,409,663
                    -----------  -----------  ----------   -----------  -----------  -----------  ----------- ------------
EXPENSES:
 Mortality and ex-
  pense risk
  charge..........      474,133    1,701,611     179,517     1,467,503      309,920    1,776,914      914,897   20,830,956
 Administrative
  charge..........      237,504      830,508      88,837       724,543      147,093      876,422      456,181   10,269,797
                    -----------  -----------  ----------   -----------  -----------  -----------  ----------- ------------
 Total expenses...      711,637    2,532,119     268,354     2,192,046      457,013    2,653,336    1,371,078   31,100,753
                    -----------  -----------  ----------   -----------  -----------  -----------  ----------- ------------
 Net investment
  income..........    1,953,442   25,198,825    (195,124)      979,552    1,891,560    6,232,804    2,261,295  230,308,910
                    -----------  -----------  ----------   -----------  -----------  -----------  ----------- ------------
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON INVEST-
 MENTS:
 Net unrealized
  appreciation
  (depreciation)
  on investments:
 Beginning of
 year.............    6,569,059   50,532,653     504,963    39,486,146   (1,287,072)  52,711,019    9,403,008  402,690,305
 End of year......     (288,325)  71,954,566   4,080,702    55,117,179   (3,190,060)  46,113,220   36,352,607  367,746,393
                    -----------  -----------  ----------   -----------  -----------  -----------  ----------- ------------
 Net change in
  unrealized ap-
  preciation (de-
  preciation).....   (6,857,384)  21,421,913   3,575,739    15,631,033   (1,902,988)  (6,597,799)  26,949,599  (34,943,912)
 Net realized gain
  (loss) on in-
  vestments.......    1,715,594    4,291,403     514,203     5,750,062      (32,516)   9,304,792    4,576,287   76,838,283
                    -----------  -----------  ----------   -----------  -----------  -----------  ----------- ------------
 Net realized and
  unrealized gain
  (loss) on in-
  vestments.......   (5,141,790)  25,713,316   4,089,942    21,381,095   (1,935,504)   2,706,993   31,525,886   41,894,371
                    -----------  -----------  ----------   -----------  -----------  -----------  ----------- ------------
NET INCREASE (DE-
 CREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS..  $(3,188,348) $50,912,141  $3,894,818   $22,360,647  $   (43,944) $ 8,939,797  $33,787,181 $272,203,281
                    ===========  ===========  ==========   ===========  ===========  ===========  =========== ============

                       See Notes to Financial Statements

                     THE NEW ENGLAND VARIABLE ACCOUNT

                                    OF

                 METROPOLITAN LIFE LIFE INSURANCE COMPANY

                          STATEMENT OF OPERATIONS

               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

                                (UNAUDITED)

                     CAPITAL                     MONEY       STOCK                    MIDCAP     GROWTH AND
                      GROWTH     BOND INCOME    MARKET       INDEX       MANAGED       VALUE       INCOME      SMALL CAP
                   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                   ------------  -----------  ----------- -----------  -----------  -----------  -----------  -----------
INCOME:
 Dividends.......  $  4,218,349  $      --    $3,166,205  $    59,488  $ 2,913,818  $      --    $ 2,387,042  $  883,959
                   ------------  ----------   ----------  -----------  -----------  ----------   -----------  ----------
EXPENSES:
 Mortality and
  expense risk
  charge.........     5,221,406     761,674      504,761      580,960      962,405     201,759       686,228     701,726
 Administrative
  charge.........     2,590,947     365,856      252,247      275,103      461,425     100,074       332,742     341,210
                   ------------  ----------   ----------  -----------  -----------  ----------   -----------  ----------
 Total expenses..     7,812,353   1,127,530      757,008      856,063    1,423,830     301,833     1,018,970   1,042,936
                   ------------  ----------   ----------  -----------  -----------  ----------   -----------  ----------
 Net investment
  income.........    (3,594,004) (1,127,530)   2,409,197     (796,575)   1,489,988    (301,833)    1,368,072    (158,977)
                   ------------  ----------   ----------  -----------  -----------  ----------   -----------  ----------
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
 Net unrealized
  appreciation
  (depreciation)
  on investments:
 Beginning of
  period.........    68,296,013  (7,665,561)         --    41,927,566   25,114,250  (3,961,335)   15,038,667  19,755,593
 End of period...   (16,073,930) (1,598,279)         --    34,064,852   15,103,597      87,197     5,741,594  25,880,361
                   ------------  ----------   ----------  -----------  -----------  ----------   -----------  ----------
 Net change in
  unrealized
  appreciation
  (depreciation).   (84,369,943)  6,067,282          --    (7,862,714) (10,010,653)  4,048,532    (9,297,073)  6,124,768
 Net realized
  gain (loss) on
  investments....    19,029,166    (958,391)         --     6,585,138    7,024,574    (878,465)    5,539,394   2,617,874
                   ------------  ----------   ----------  -----------  -----------  ----------   -----------  ----------
 Net realized and
  unrealized gain
  (loss) on
  investments....   (65,340,777)  5,108,891          --    (1,277,576)  (2,986,079)  3,170,067    (3,757,679)  8,742,642
                   ------------  ----------   ----------  -----------  -----------  ----------   -----------  ----------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS......  $(68,934,781) $3,981,361   $2,409,197  $(2,074,151) $(1,496,091) $2,868,234   $(2,389,607) $8,583,665
                   ============  ==========   ==========  ===========  ===========  ==========   ===========  ==========
                      U.S.
                   GOVERNMENT
                   SUB-ACCOUNT
                   -----------
INCOME:
 Dividends.......   $    --
                   -----------
EXPENSES:
 Mortality and
  expense risk
  charge.........     87,689
 Administrative
  charge.........     40,439
                   -----------
 Total expenses..    128,128
                   -----------
 Net investment
  income.........   (128,128)
                   -----------
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
 Net unrealized
  appreciation
  (depreciation)
  on investments:
 Beginning of
  period.........   (898,689)
 End of period...    (48,073)
                   -----------
 Net change in
  unrealized
  appreciation
  (depreciation).    850,616
 Net realized
  gain (loss) on
  investments....   (100,971)
                   -----------
 Net realized and
  unrealized gain
  (loss) on
  investments....    749,645
                   -----------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS......   $621,517
                   ===========

                     See Notes to Financial Statements

                     THE NEW ENGLAND VARIABLE ACCOUNT

                                    OF

                    METROPOLITAN LIFE INSURANCE COMPANY

                          STATEMENT OF OPERATIONS

               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

                                (UNAUDITED)

                                                                          STRATEGIC
                                  EQUITY     INTERNATIONAL   VENTURE        BOND         PUTNAM       EQUITY-
                    BALANCED      GROWTH     MAGNUM EQUITY    VALUE     OPPORTUNITIES INTERNATIONAL   INCOME       OVERSEAS
                   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                   -----------  -----------  ------------- -----------  ------------- ------------- -----------  ------------
INCOME:
 Dividends.......  $   12,674   $2,640,450    $   331,555  $       --    $      --      $  15,806   $13,374,697  $ 11,606,075
                   ----------   ----------    -----------  -----------   ----------     ---------   -----------  ------------
EXPENSES:
 Mortality and
  expense risk
  charge.........     262,133    1,761,299        137,212    1,258,526      191,264         6,132     1,064,664       781,605
 Administrative
  charge.........     130,827      846,509         66,916      609,517       89,462         3,054       522,149       382,351
                   ----------   ----------    -----------  -----------   ----------     ---------   -----------  ------------
 Total expenses..     392,960    2,607,808        204,128    1,868,043      280,726         9,186     1,586,813     1,163,956
                   ----------   ----------    -----------  -----------   ----------     ---------   -----------  ------------
 Net investment
  income.........    (380,286)      32,642        127,427   (1,868,043)    (280,726)        6,620    11,787,884    10,442,119
                   ----------   ----------    -----------  -----------   ----------     ---------   -----------  ------------
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
 Net unrealized
  appreciation
  (depreciation)
  on investments:
 Beginning of
  period.........    (288,325)  71,954,566      4,080,702   55,117,179   (3,190,060)          --     46,113,220    36,352,607
 End of period...  (1,801,352)  63,800,017      1,154,733   65,045,628   (1,766,976)     (169,695)   28,314,593     6,535,048
                   ----------   ----------    -----------  -----------   ----------     ---------   -----------  ------------
 Net change in
  unrealized
  appreciation
  (depreciation).  (1,513,027)  (8,154,549)    (2,925,969)   9,928,449    1,423,084      (169,695)  (17,798,627)  (29,817,559)
 Net realized
  gain (loss) on
  investments....   1,140,992    7,286,831        699,813    3,935,866     (366,997)        3,500     9,094,591     4,441,287
                   ----------   ----------    -----------  -----------   ----------     ---------   -----------  ------------
 Net realized and
  unrealized gain
  (loss) on
  investments....    (372,035)    (867,718)    (2,226,156)  13,864,315    1,056,087      (166,195)   (8,704,036)  (25,376,272)
                   ----------   ----------    -----------  -----------   ----------     ---------   -----------  ------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS......  $ (752,321)  $ (835,076)   $(2,098,729) $11,996,272   $  775,361     $(159,575)  $ 3,083,848  $(14,934,153)
                   ==========   ==========    ===========  ===========   ==========     =========   ===========  ============
                      TOTAL
                   -------------
INCOME:
 Dividends.......  $ 41,610,118
                   -------------
EXPENSES:
 Mortality and
  expense risk
  charge.........    15,171,443
 Administrative
  charge.........     7,410,828
                   -------------
 Total expenses..    22,582,271
                   -------------
 Net investment
  income.........    19,027,847
                   -------------
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
 Net unrealized
  appreciation
  (depreciation)
  on investments:
 Beginning of
  period.........   367,746,393
 End of period...   224,269,315
                   -------------
 Net change in
  unrealized
  appreciation
  (depreciation).  (143,477,078)
 Net realized
  gain (loss) on
  investments....    65,094,202
                   -------------
 Net realized and
  unrealized gain
  (loss) on
  investments....   (78,382,876)
                   -------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS......  ($59,355,029)
                   =============

                     See Notes to Financial Statements

                       THE NEW ENGLAND VARIABLE ACCOUNT
                                      OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999

                      CAPITAL                      MONEY                                   MIDCAP      GROWTH AND
                      GROWTH      BOND INCOME      MARKET     STOCK INDEX    MANAGED        VALUE        INCOME      SMALL CAP
                    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                   -------------  ------------  ------------  -----------  ------------  -----------  ------------  ------------
FROM INVESTMENT
 ACTIVITIES:
 Net investment
 income..........  $ 150,550,490  $  6,892,703  $  2,489,511  $   870,805  $ 18,812,134  $  (111,495) $ 12,635,099  $   (743,518)
 Net realized and
   unrealized
   gain (loss) on
   investments...    (45,521,167)   (9,501,620)          --    12,659,381    (6,638,010)    (208,308)   (4,710,703)   18,270,935
                   -------------  ------------  ------------  -----------  ------------  -----------  ------------  ------------
 Increase
  (decrease) in
  net assets
  derived from
  investment
  activities.....    105,029,323    (2,608,917)    2,489,511   13,530,186    12,174,124     (319,803)    7,924,396    17,527,417
                   -------------  ------------  ------------  -----------  ------------  -----------  ------------  ------------
FROM CONTRACT-
 RELATED
 TRANSACTIONS:
 Net premiums
  transferred
  from
  Metropolitan
  Life Insurance
  Company........     21,720,726     3,982,893     4,392,239    1,527,449     2,926,306    1,200,036     3,951,032     3,110,909
 Net transfers
  (to) from other
  sub-accounts...    (42,369,603)   (7,990,514)   33,003,847    6,112,025    (2,356,625)  (5,420,405)    7,476,182    (9,113,553)
 Net transfers to
  Metropolitan
  Life Insurance
  Company
  Surrenders.....    (80,066,854)  (15,975,607)  (29,268,644)  (8,149,748)  (17,447,521)  (3,254,109)  (10,388,029)   (7,026,279)
  Annuity
   benefits......     (4,177,571)   (1,457,127)   (2,066,596)    (331,923)   (1,861,017)     (74,445)     (677,026)     (391,031)
                   -------------  ------------  ------------  -----------  ------------  -----------  ------------  ------------
 Increase
  (decrease) in
  net assets
  derived from
  contract-
  related
  transactions...   (104,893,302)  (21,440,355)    6,060,846     (842,197)  (18,738,857)  (7,548,923)      362,159   (13,419,954)
                   -------------  ------------  ------------  -----------  ------------  -----------  ------------  ------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS......        136,021   (24,049,272)    8,550,357   12,687,989    (6,564,733)  (7,868,726)    8,286,555     4,107,463
NET ASSETS, AT
 BEGINNING OF THE
 YEAR............    831,738,970   142,526,183    71,333,786   73,116,140   155,184,159   38,473,704    99,391,729    75,709,596
                   -------------  ------------  ------------  -----------  ------------  -----------  ------------  ------------
NET ASSETS, AT
 END OF THE YEAR.  $ 831,874,991  $118,476,911  $ 79,884,143  $85,804,129  $148,619,426  $30,604,978  $107,678,284  $ 79,817,059
                   =============  ============  ============  ===========  ============  ===========  ============  ============
                      U.S.
                   GOVERNMENT
                   SUB-ACCOUNT
                   ------------
FROM INVESTMENT
 ACTIVITIES:
 Net investment
 income..........  $   590,827
 Net realized and
   unrealized
   gain (loss) on
   investments...     (796,075)
                   -----------
 Increase
  (decrease) in
  net assets
  derived from
  investment
  activities.....     (205,248)
                   -----------
FROM CONTRACT-
 RELATED
 TRANSACTIONS:
 Net premiums
  transferred
  from
  Metropolitan
  Life Insurance
  Company........      483,391
 Net transfers
  (to) from other
  sub-accounts...   (1,523,591)
 Net transfers to
  Metropolitan
  Life Insurance
  Company
  Surrenders.....   (1,810,602)
  Annuity
   benefits......     (375,865)
                   -----------
 Increase
  (decrease) in
  net assets
  derived from
  contract-
  related
  transactions...   (3,226,667)
                   -----------
NET INCREASE
 (DECREASE) IN
 NET ASSETS......   (3,431,915)
NET ASSETS, AT
 BEGINNING OF THE
 YEAR............   16,878,032
                   -----------
NET ASSETS, AT
 END OF THE YEAR.  $13,446,117
                   ===========


                       See Notes to Financial Statements

                       THE NEW ENGLAND VARIABLE ACCOUNT
                                      OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999

                                                                            STRATEGIC
                                   EQUITY     INTERNATIONAL   VENTURE         BOND
                    BALANCED       GROWTH     MAGNUM EQUITY    VALUE      OPPORTUNITIES EQUITY-INCOME    OVERSEAS
                   SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                   -----------  ------------  ------------- ------------  ------------- -------------  ------------
FROM INVESTMENT
 ACTIVITIES:
 Net investment
  income.........  $ 1,953,442  $ 25,198,825   $  (195,124) $    979,552   $ 1,891,560  $  6,232,804   $  2,261,295
 Net realized and
  unrealized gain
  (loss) on
  investments....   (5,141,790)   25,713,316     4,089,942    21,381,095    (1,935,504)    2,706,993     31,525,886
                   -----------  ------------   -----------  ------------   -----------  ------------   ------------
 Increase
  (decrease) in
  net assets
  derived from
  investment
  activities.....   (3,188,348)   50,912,141     3,894,818    22,360,647       (43,944)    8,939,797     33,787,181
                   -----------  ------------   -----------  ------------   -----------  ------------   ------------
FROM CONTRACT-
 RELATED
 TRANSACTIONS:
 Net premiums
  transferred
  from
  Metropolitan
  Life Insurance
  Company........    2,298,968     6,622,737       636,928     5,877,661     1,215,713     5,594,484      3,137,518
 Net transfers
  (to) from other
  sub-accounts...   (4,423,494)   43,747,487    (1,117,734)    5,314,675    (5,003,804)  (11,857,048)    (4,477,845)
 Net transfers to
  Metropolitan
  Life Insurance
  Company
  Surrenders.....   (3,971,459)  (14,945,949)   (1,567,630)  (13,755,714)   (2,632,262)  (16,625,208)    (8,175,196)
  Annuity
   benefits......     (320,564)     (775,266)      (97,691)     (869,039)     (240,640)   (1,027,216)      (458,291)
                   -----------  ------------   -----------  ------------   -----------  ------------   ------------
 Increase
  (decrease) in
  net assets
  derived from
  contract-
  related
  transactions...   (6,416,549)   34,649,009    (2,146,127)   (3,432,417)   (6,660,993)  (23,914,988)    (9,973,814)
                   -----------  ------------   -----------  ------------   -----------  ------------   ------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS......   (9,604,897)   85,561,150     1,748,691    18,928,230    (6,704,937)  (14,975,191)    23,813,367
NET ASSETS, AT
 BEGINNING OF THE
 YEAR............   53,836,730   139,364,909    18,998,370   143,516,062    35,975,353   188,924,290     92,265,042
                   -----------  ------------   -----------  ------------   -----------  ------------   ------------
NET ASSETS, AT
 END OF THE YEAR.  $44,231,833  $224,926,059   $20,747,061  $162,444,292   $29,270,416  $173,949,099   $116,078,409
                   ===========  ============   ===========  ============   ===========  ============   ============
                       TOTAL
                   ---------------
FROM INVESTMENT
 ACTIVITIES:
 Net investment
  income.........  $  230,308,910
 Net realized and
  unrealized gain
  (loss) on
  investments....      41,894,371
                   --------------
 Increase
  (decrease) in
  net assets
  derived from
  investment
  activities.....     272,203,281
                   --------------
FROM CONTRACT-
 RELATED
 TRANSACTIONS:
 Net premiums
  transferred
  from
  Metropolitan
  Life Insurance
  Company........      68,678,990
 Net transfers
  (to) from other
  sub-accounts...             --
 Net transfers to
  Metropolitan
  Life Insurance
  Company
  Surrenders.....    (235,060,811)
  Annuity
   benefits......     (15,201,308)
                   --------------
 Increase
  (decrease) in
  net assets
  derived from
  contract-
  related
  transactions...    (181,583,129)
                   --------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS......      90,620,152
NET ASSETS, AT
 BEGINNING OF THE
 YEAR............   2,177,233,055
                   --------------
NET ASSETS, AT
 END OF THE YEAR.  $2,267,853,207
                   ==============

                       See Notes to Financial Statements

                       THE NEW ENGLAND VARIABLE ACCOUNT
                                      OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998

                     CAPITAL                     MONEY                                     MIDCAP     GROWTH AND
                      GROWTH     BOND INCOME     MARKET      STOCK INDEX    MANAGED        VALUE        INCOME      SMALL CAP
                   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
                   ------------  ------------  ------------  -----------  ------------  ------------  -----------  -----------
FROM INVESTMENT
 ACTIVITIES:
 Net investment
  income.........  $ 97,821,413  $  8,206,703  $  2,326,567  $   141,152  $ 11,399,822  $  8,503,761  $ 5,704,275  $   211,504
 Net realized and
  unrealized gain
  (loss) on
  investments....   108,477,121     1,651,852           --    15,283,573    13,486,856   (11,608,473)  11,264,348   (2,763,683)
                   ------------  ------------  ------------  -----------  ------------  ------------  -----------  -----------
 Increase
  (decrease) in
  net assets
  derived from
  investment
  activities.....   206,298,534     9,858,555     2,326,567   15,424,725    24,886,678    (3,104,712)  16,968,623   (2,552,179)
                   ------------  ------------  ------------  -----------  ------------  ------------  -----------  -----------
FROM CONTRACT-
 RELATED
 TRANSACTIONS:
 Net premiums
  transferred
  from
  Metropolitan
  Life Insurance
  Company........    40,049,726     9,884,251    21,340,577    1,452,914     3,314,419     3,200,779   10,189,551    9,221,354
 Net transfers
  (to) from other
  sub-accounts...   (16,399,017)    7,345,385    10,492,616    1,106,109    (4,093,865)   (5,037,997)  10,591,095   (1,407,877)
 Net transfers to
  Metropolitan
  Life Insurance
  Company
  Surrenders.....   (55,755,674)  (12,177,589)  (15,124,947)  (4,948,891)  (13,125,043)   (2,832,814)  (7,306,989)  (5,507,926)
  Annuity
   benefits......    (5,896,454)   (1,217,314)   (2,867,828)    (319,600)   (1,533,523)     (366,760)    (316,533)    (449,424)
                   ------------  ------------  ------------  -----------  ------------  ------------  -----------  -----------
 Increase
  (decrease) in
  net assets
  derived from
  contract-
  related
  transactions...   (38,001,419)    3,834,733    13,840,418   (2,709,468)  (15,438,012)   (5,036,792)  13,157,124    1,856,127
                   ------------  ------------  ------------  -----------  ------------  ------------  -----------  -----------
NET INCREASE
 (DECREASE) IN
 NET ASSETS......   168,297,115    13,693,288    16,166,985   12,715,257     9,448,666    (8,141,504)  30,125,747     (696,052)
NET ASSETS, AT
 BEGINNING OF THE
 YEAR............   663,441,855   128,832,895    55,166,801   60,400,883   145,735,493    46,615,208   69,265,982   76,405,648
                   ------------  ------------  ------------  -----------  ------------  ------------  -----------  -----------
NET ASSETS, AT
 END OF THE YEAR.  $831,738,970  $142,526,183  $ 71,333,786  $73,116,140  $155,184,159  $ 38,473,704  $99,391,729  $75,709,596
                   ============  ============  ============  ===========  ============  ============  ===========  ===========
                      U.S.
                   GOVERNMENT
                   SUB-ACCOUNT
                   ------------
FROM INVESTMENT
 ACTIVITIES:
 Net investment
  income.........  $   532,480
 Net realized and
  unrealized gain
  (loss) on
  investments....      205,220
                   ------------
 Increase
  (decrease) in
  net assets
  derived from
  investment
  activities.....      737,700
                   ------------
FROM CONTRACT-
 RELATED
 TRANSACTIONS:
 Net premiums
  transferred
  from
  Metropolitan
  Life Insurance
  Company........    1,780,311
 Net transfers
  (to) from other
  sub-accounts...    4,991,367
 Net transfers to
  Metropolitan
  Life Insurance
  Company
  Surrenders.....   (1,299,860)
  Annuity
  benefits.......      (39,667)
                   ------------
 Increase
  (decrease) in
  net assets
  derived from
  contract-
  related
  transactions...    5,432,151
                   ------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS......    6,169,851
NET ASSETS, AT
 BEGINNING OF THE
 YEAR............   10,708,181
                   ------------
NET ASSETS, AT
 END OF THE YEAR.  $16,878,032
                   ============

                       See Notes to Financial Statements

                       THE NEW ENGLAND VARIABLE ACCOUNT
                                      OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998

                                                                            STRATEGIC
                                   EQUITY     INTERNATIONAL   VENTURE         BOND
                    BALANCED       GROWTH     MAGNUM EQUITY    VALUE      OPPORTUNITIES EQUITY-INCOME    OVERSEAS
                   SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                   -----------  ------------  ------------- ------------  ------------- -------------  ------------
FROM INVESTMENT
 ACTIVITIES:
 Net investment
  income.........  $ 1,600,374  $  3,400,965   $   140,808  $  2,031,528   $ 1,926,025  $  8,910,295   $  5,777,425
 Net realized and
  unrealized gain
  (loss) on
  investments....    2,044,148    38,319,444       778,190    13,407,368    (1,779,711)    8,638,393      3,955,853
                   -----------  ------------   -----------  ------------   -----------  ------------   ------------
   Increase
    (decrease) in
    net assets
    derived from
    investment
    activities...    3,644,522    41,720,409       918,998    15,438,896       146,314    17,548,688      9,733,278
                   -----------  ------------   -----------  ------------   -----------  ------------   ------------
FROM CONTRACT-
 RELATED
 TRANSACTIONS:
 Net premiums
  transferred
  from
  Metropolitan
  Life Insurance
  Company........    7,354,133    11,871,287     1,872,270    18,560,719     6,181,058    13,382,867      6,400,225
 Net transfers
  (to) from other
  sub-accounts...      409,136     8,530,395    (1,287,125)    2,835,730      (476,855)   (8,394,490)    (9,204,607)
 Net transfers to
  Metropolitan
  Life Insurance
  Company
  Surrenders.....   (3,955,175)   (8,522,044)   (1,383,343)   (9,477,930)   (2,850,826)  (13,042,340)    (6,886,447)
  Annuity
   benefits......     (523,862)     (687,556)     (105,037)     (708,014)     (193,496)   (1,264,955)      (628,414)
                   -----------  ------------   -----------  ------------   -----------  ------------   ------------
 Increase
  (decrease) in
  net assets
  derived from
  contract-
  related
  transactions...    3,284,232    11,192,082      (903,235)   11,210,505     2,659,881    (9,318,918)   (10,319,243)
                   -----------  ------------   -----------  ------------   -----------  ------------   ------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS......    6,928,754    52,912,491        15,763    26,649,401     2,806,195     8,229,770       (585,965)
NET ASSETS, AT
 BEGINNING OF THE
 YEAR............   46,907,976    86,452,418    18,982,607   116,866,661    33,169,158   180,694,520     92,851,007
                   -----------  ------------   -----------  ------------   -----------  ------------   ------------
NET ASSETS, AT
 END OF THE YEAR.  $53,836,730  $139,364,909   $18,998,370  $143,516,062   $35,975,353  $188,924,290   $ 92,265,042
                   ===========  ============   ===========  ============   ===========  ============   ============
                       TOTAL
                   ---------------
FROM INVESTMENT
 ACTIVITIES:
 Net investment
  income.........  $  158,635,097
 Net realized and
  unrealized gain
  (loss) on
  investments....     201,360,499
                   ---------------
   Increase
    (decrease) in
    net assets
    derived from
    investment
    activities...     359,995,596
                   ---------------
FROM CONTRACT-
 RELATED
 TRANSACTIONS:
 Net premiums
  transferred
  from
  Metropolitan
  Life Insurance
  Company........     166,056,441
 Net transfers
  (to) from other
  sub-accounts...             --
 Net transfers to
  Metropolitan
  Life Insurance
  Company
  Surrenders.....    (164,197,838)
  Annuity
   benefits......     (17,118,437)
                   ---------------
 Increase
  (decrease) in
  net assets
  derived from
  contract-
  related
  transactions...     (15,259,834)
                   ---------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS......     344,735,762
NET ASSETS, AT
 BEGINNING OF THE
 YEAR............   1,832,497,293
                   ---------------
NET ASSETS, AT
 END OF THE YEAR.  $2,177,233,055
                   ===============

                       See Notes to Financial Statements

                     THE NEW ENGLAND VARIABLE ACCOUNT

                                    OF

                    METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENT OF CHANGES IN NET ASSETS

               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

                                (UNAUDITED)

                      CAPITAL                     MONEY                                     MIDCAP      GROWTH AND
                      GROWTH      BOND INCOME     MARKET      STOCK INDEX     MANAGED        VALUE        INCOME      SMALL CAP
                    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                   -------------  ------------  ------------  ------------  ------------  -----------  ------------  ------------
FROM INVESTMENT
 ACTIVITIES:
 Net investment
  income.........  $  (3,594,004) $ (1,127,530) $  2,409,197  $   (796,575) $  1,489,988  $  (301,833) $  1,368,072  $   (158,977)
 Net realized and
  unrealized gain
  (loss) on
  investments....    (65,340,777)    5,108,891           --     (1,277,576)   (2,986,079)   3,170,067    (3,757,679)    8,742,642
                   -------------  ------------  ------------  ------------  ------------  -----------  ------------  ------------
 Increase
  (decrease) in
  net assets
  derived from
  investment
  activities.....    (68,934,781)    3,981,361     2,409,197    (2,074,151)   (1,496,091)   2,868,234    (2,389,607)    8,583,665
                   -------------  ------------  ------------  ------------  ------------  -----------  ------------  ------------
FROM CONTRACT-
 RELATED
 TRANSACTIONS:
 Net premiums
  transferred
  from
  Metropolitan
  Life Insurance
  Company........     10,970,106     1,672,105     1,947,833     1,028,074     1,701,239      672,778     2,110,939     2,077,418
 Net transfers
  (to) from other
  sub-accounts...    (38,514,769)  (10,368,470)  (18,656,189)    4,603,529    (5,594,708)  (1,491,891)   (7,417,100)   27,748,864
 Net transfers to
  Metropolitan
  Life Insurance
  Company
  Surrenders.....    (82,545,405)  (12,368,910)  (20,732,535)  (10,822,379)  (17,131,922)  (3,668,058)   (9,159,311)  (10,942,414)
  Annuity
   benefits......     (3,422,469)     (811,381)   26,302,626      (301,425)     (860,168)     (72,801)     (399,752)      (71,007)
                   -------------  ------------  ------------  ------------  ------------  -----------  ------------  ------------
INCREASE
 (DECREASE) IN
 NET ASSETS
 DERIVED FROM
 CONTACT-RELATED
 TRANSACTIONS....   (113,512,537)  (21,876,656)  (11,138,265)   (5,492,201)  (21,885,559)  (4,559,972)  (14,865,224)   18,812,861
                   -------------  ------------  ------------  ------------  ------------  -----------  ------------  ------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS......   (182,447,318)  (17,895,295)   (8,729,068)   (7,566,352)  (23,381,650)  (1,691,738)  (17,254,831)   27,396,526
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........    831,874,991   118,476,911    79,884,143    85,804,129   148,619,426   30,604,978   107,678,284    79,817,059
                   -------------  ------------  ------------  ------------  ------------  -----------  ------------  ------------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $ 649,427,673  $100,581,616  $ 71,155,075  $ 78,237,777  $125,237,776  $28,913,240  $ 90,423,453  $107,213,585
                   =============  ============  ============  ============  ============  ===========  ============  ============
                      U.S.
                   GOVERNMENT
                   SUB-ACCOUNT
                   ------------
FROM INVESTMENT
 ACTIVITIES:
 Net investment
  income.........  $  (128,128)
 Net realized and
  unrealized gain
  (loss) on
  investments....      749,645
                   ------------
 Increase
  (decrease) in
  net assets
  derived from
  investment
  activities.....      621,517
                   ------------
FROM CONTRACT-
 RELATED
 TRANSACTIONS:
 Net premiums
  transferred
  from
  Metropolitan
  Life Insurance
  Company........      177,654
 Net transfers
  (to) from other
  sub-accounts...     (757,119)
 Net transfers to
  Metropolitan
  Life Insurance
  Company
  Surrenders.....   (1,162,267)
  Annuity
   benefits......     (153,638)
                   ------------
INCREASE
 (DECREASE) IN
 NET ASSETS
 DERIVED FROM
 CONTACT-RELATED
 TRANSACTIONS....   (1,895,370)
                   ------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS......   (1,273,853)
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........   13,446,117
                   ------------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $12,172,264
                   ============

                      See Notes to Financial Statements

                     THE NEW ENGLAND VARIABLE ACCOUNT

                                    OF

                    METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENT OF CHANGES IN NET ASSETS

               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

                                (UNAUDITED)

                                                                             STRATEGIC
                                    EQUITY     INTERNATIONAL   VENTURE         BOND         PUTNAM       EQUITY-
                     BALANCED       GROWTH     MAGNUM EQUITY    VALUE      OPPORTUNITIES INTERNATIONAL    INCOME       OVERSEAS
                   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                   ------------  ------------  ------------- ------------  ------------- ------------- ------------  ------------
FROM INVESTMENT
 ACTIVITIES:
 Net investment
  income.........  $   (380,286) $     32,642   $   127,427  $ (1,868,043)  $  (280,726)  $    6,620   $ 11,787,884  $ 10,442,119
 Net realized and
  unrealized gain
  (loss) on
  investments....      (372,035)     (867,718)   (2,226,156)   13,864,315     1,056,087     (166,195)    (8,704,036)  (25,376,272)
                   ------------  ------------   -----------  ------------   -----------   ----------   ------------  ------------
 Increase
  (decrease) in
  net assets
  derived from
  investment
  activities.....      (752,321)     (835,076)   (2,098,729)   11,996,272       775,361     (159,575)     3,083,848   (14,934,153)
                   ------------  ------------   -----------  ------------   -----------   ----------   ------------  ------------
FROM CONTRACT-
 RELATED
 TRANSACTIONS:
 Net premiums
  transferred
  from
  Metropolitan
  Life Insurance
  Company........       918,205     5,067,489       398,675     3,504,262       434,664      157,109      2,531,143     2,047,769
 Net transfers
  (to) from other
  sub-accounts...    (7,495,840)   46,574,397       459,086    23,725,066    (2,928,898)   2,874,050    (19,865,829)    7,105,821
 Net transfers to
  Metropolitan
  Life Insurance
  Company
 Surrenders......    (4,076,989)  (28,688,351)   (2,554,392)  (18,336,897)   (2,211,588)     (66,183)   (17,178,077)  (11,551,172)
 Annuity
  benefits.......      (198,568)     (334,166)      (49,162)     (221,391)     (208,784)        (933)      (684,051)     (412,848)
                   ------------  ------------   -----------  ------------   -----------   ----------   ------------  ------------
 Increase
  (decrease) in
  net assets
  derived from
  contract-
  related
  transactions...   (10,853,192)   22,619,369    (1,745,793)    8,671,040    (4,914,606)   2,964,043    (35,196,814)   (2,810,430)
                   ------------  ------------   -----------  ------------   -----------   ----------   ------------  ------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS......   (11,605,513)   21,784,293    (3,844,522)   20,667,312    (4,139,245)   2,804,468    (32,112,966)  (17,744,583)
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........    44,231,833   224,926,059    20,747,061   162,444,292    29,270,416          --     173,949,099   116,078,409
                   ------------  ------------   -----------  ------------   -----------   ----------   ------------  ------------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $ 32,626,320  $246,710,352   $16,902,539  $183,111,604   $25,131,171   $2,804,468   $141,836,133  $ 98,333,826
                   ============  ============   ===========  ============   ===========   ==========   ============  ============
                       TOTAL
                   ---------------
FROM INVESTMENT
 ACTIVITIES:
 Net investment
  income.........  $   19,027,847
 Net realized and
  unrealized gain
  (loss) on
  investments....     (78,382,876)
                   ---------------
 Increase
  (decrease) in
  net assets
  derived from
  investment
  activities.....     (59,355,029)
                   ---------------
FROM CONTRACT-
 RELATED
 TRANSACTIONS:
 Net premiums
  transferred
  from
  Metropolitan
  Life Insurance
  Company........      37,417,462
 Net transfers
  (to) from other
  sub-accounts...             --
 Net transfers to
  Metropolitan
  Life Insurance
  Company
 Surrenders......    (253,196,850)
 Annuity
  benefits.......      18,100,082
                   ---------------
 Increase
  (decrease) in
  net assets
  derived from
  contract-related
  transactions...    (197,679,306)
                   ---------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS......    (257,034,335)
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........   2,267,853,207
                   ---------------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $2,010,818,872
                   ===============

                     See Notes to Financial Statements

                     THE NEW ENGLAND VARIABLE ACCOUNT

                                    OF

                   METROPOLITAN LIFE INSURANCE COMPANY

                      NOTES TO FINANCIAL STATEMENTS

(INFORMATION WITH RESPECT TO THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2000 IS
                               UNAUDITED.)

1. NATURE OF OPERATIONS.

  The New England Variable Account (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a funding vehicle for individual variable annuity contracts. The operations of the Account are part of Metropolitan Life Insurance Company (the "Company"). Prior to August 30, 1996, the Account was a part of New England Mutual Life Insurance Company. Effective August 30, 1996, New England Mutual Life Insurance Company merged into Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife Inc., a publicly traded company. The Account has seventeen investment sub-accounts as of September 30, 2000, each of which invests in one series of the New England Zenith Fund ("Zenith Fund"), one portfolio of the Metropolitan Series Fund, Inc. (Met Series Fund) or one portfolio of the Variable Insurance Products Fund. The Zenith Fund, Met Series Fund and the Variable Insurance Products Fund ("VIP") are diversified, open-end management investment companies. The series of the Zenith Fund and portfolios of the Met Series Fund and Variable Insurance Products Fund in which the sub-accounts invest are referred to herein as the "Eligible Funds."

2. SIGNIFICANT ACCOUNTING POLICIES.

  The following is a summary of the significant accounting policies consistently followed by the Account.

    A. Security Valuation--The Eligible Fund shares are valued at the closing net asset value per share as determined by each fund as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Standard Time) on each day the Exchange is open for trading.

    B. Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date (the date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Net investment income and net realized and unrealized gains and losses on investments are allocated to the contracts on each valuation date based upon the contract's pro rata share of each sub-account. Realized gains and losses from sales of investments are computed on the basis of first in first out.

    C. Federal Income Taxes--The operations of the Account are included in the federal income tax return of the Company, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the earnings associated with and credited to the contracts.

    D. Annuity Reserves--Annuity reserves are computed for currently payable contracts according to the 1983-a Mortality Tables. The assumed interest rate may be 0%, 3.5%, or 5% as elected by the annuitant and as regulated by laws of the respective states. Adjustments to annuity reserves are reimbursed to or from the Company. For contracts payable on or after January 1, 1998 annuity reserves will be computed according to the Annuity 2000 Mortality Tables.

    E. Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                     THE NEW ENGLAND VARIABLE ACCOUNT

                                    OF

                    METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS--CONTINUED

 (INFORMATION WITH RESPECT TO THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2000 IS
                                UNAUDITED.)

3. PURCHASES AND SALES OF INVESTMENT SECURITIES.

  The following table shows the aggregate cost of shares purchased and proceeds from sales of Eligible Funds for the year ended December 31, 1999:

   SERIES                                               PURCHASES      SALES
   ------                                              ------------ ------------
   NEW ENGLAND ZENITH FUND:
   Capital Growth..................................... $220,255,358 $174,544,013
   Back Bay Advisors Bond Income......................   27,023,792   41,580,649
   Back Bay Advisors Money Market.....................  109,091,677  100,202,198
   Westpeak Stock Index...............................   19,086,922   19,047,713
   Back Bay Advisors Managed..........................   32,319,395   32,250,206
   Goldman Sachs Midcap Value.........................    6,760,219   14,428,676
   Westpeak Growth and Income.........................   36,225,982   23,215,349
   Loomis Sayles Small Cap............................   10,951,094   25,106,284
   Salomon Brothers U.S. Government...................    5,348,031    7,987,536
   Loomis Sayles Balanced.............................    9,087,678   13,559,950
   Alger Equity Growth................................  102,102,808   42,152,577
   Morgan Stanley International Magnum Equity.........    4,056,745    6,395,531
   Davis Venture Value................................   30,168,023   32,593,797
   Salomon Brothers Strategic Bond Opportunities......    6,637,500   11,415,825
   VARIABLE INSURANCE PRODUCTS FUND:
   Equity-Income Portfolio............................   25,581,249   43,272,093
   Overseas Portfolio.................................   28,029,034   35,711,603

  The Account purchases or redeems shares of the sixteen Eligible Funds based on the amount of net premiums invested in the account, transfers among the sub-accounts, policy loans, surrender payments, and annuity payments.

                     THE NEW ENGLAND VARIABLE ACCOUNT

                                    OF

                   METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS--CONTINUED

(INFORMATION WITH RESPECT TO THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2000 IS
                               UNAUDITED.)

  The following table shows the aggregate cost of shares purchased and proceeds from sales of Eligible Funds for the nine months ended September 30, 2000:

   SERIES                                                PURCHASES     SALES
   ------                                               ----------- ------------
   NEW ENGLAND ZENITH FUND:
   Capital Growth...................................... $38,088,758 $155,499,709
   Back Bay Advisors Bond Income.......................   5,881,245   28,906,998
   Back Bay Advisors Money Market......................  72,143,667   81,224,555
   Westpeak Stock Index................................  12,349,198   18,648,567
   Back Bay Advisors Managed...........................   9,719,401   30,153,732
   Goldman Sachs Midcap Value..........................   6,307,153   11,173,834
   Westpeak Growth and Income..........................  13,031,853   26,558,705
   Loomis Sayles Small Cap.............................  40,394,854   21,723,937
   Salomon Brothers U.S. Government....................   1,539,501    3,565,356
   Loomis Sayles Balanced..............................   2,996,025   14,245,307
   Alger Equity Growth.................................  72,478,189   49,828,334
   Morgan Stanley International Magnum Equity..........   3,665,650    5,308,750
   Davis Venture Value.................................  39,743,471   32,934,367
   Salomon Brothers Strategic Bond Opportunities.......   2,563,521    7,764,329
   METROPOLITAN SERIES FUND:
   Putnam International Stock Portfolio................   3,385,095      532,142
   VARIABLE INSURANCE PRODUCTS FUND:
   Equity-Income Portfolio.............................  21,400,933   44,859,926
   Overseas Portfolio..................................  39,876,377   32,271,341

  The Account purchases or redeems shares of the seventeen Eligible Funds based on the amount of net premiums invested in the account, transfers among the sub-accounts, policy loans, surrender payments, and annuity payments.

4. CHARGES DEDUCTED BY THE COMPANY.

  A. Administrative charge--a fixed administrative charge of $30.00 per contract year is deducted from the contract value on each contract anniversary.

  B. Mortality and expense risk and administrative asset charges--a charge for the mortality/expense risk assumed by the Company and for administrative expenses, equal to an annual rate of 1.35% of the net assets of the Account is deducted on a daily basis. The mortality risk is the risk that guaranteed annuity payments or minimum death benefit payments made by the Company exceed amounts deducted from the net assets of the Account. The expense risk is the risk that administrative costs incurred by the Company exceed amounts deducted from the net assets of the account.

  C. Contingent deferred sales charge--In the event of a partial or full surrender, a contingent deferred sales charge may be imposed. Charges for investment Advisory fees and other expenses are deducted from the assets of the Eligible Funds.

                     THE NEW ENGLAND VARIABLE ACCOUNT

                                    OF

                   METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS--CONTINUED

(INFORMATION WITH RESPECT TO THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2000 IS
                               UNAUDITED.)

5. INVESTMENT ADVISERS.

  The investment adviser and sub-adviser for each of the Eligible Funds are listed in the chart below. New England Investment Management, Inc. ("NEIM") (formerly, TNE Advisers, Inc.), which is an indirect, wholly owned subsidiary of the Company, and each of the sub-advisers are registered with the Securities and Exchange Commission as investment advisers under the Investment Advisers Act of 1940.

   SERIES                                               ADVISER                        SUB-ADVISER
   ------                                               -------                        -----------
   Capital Growth....................     Capital Growth Management, L.P.*                 --
   Back Bay Advisors Bond Income.....     NEIM                                Back Bay Advisors, L.P.*
   Back Bay Advisors Money Market....     NEIM                                Back Bay Advisors, L.P.*
   Westpeak Stock Index..............     NEIM                                Westpeak Investment Advisors, L.P.*
   Back Bay Advisors Managed.........     NEIM                                Back Bay Advisors, L.P.*
   Goldman Sachs Midcap Value........     NEIM                                Goldman Sachs & Co.
   Westpeak Growth and Income........     NEIM                                Westpeak Investment Advisors, L.P.*
   Loomis Sayles Small Cap...........     NEIM                                Loomis Sayles & Company, L.P.*
   Salomon Brothers U.S. Government..     NEIM                                Salomon Brothers Asset Management Inc
   Loomis Sayles Balanced............     NEIM                                Loomis Sayles & Company, L.P.*
   Alger Equity Growth...............     NEIM                                Fred Alger Management, Inc.
   Morgan Stanley International                                               Morgan Stanley Dean Witter Investment
    Magnum Equity....................     NEIM                                 Management Inc.
   Davis Venture Value...............     NEIM                                Davis Selected Advisers, Inc. (a)
   Salomon Brothers Strategic Bond
    Opportunities....................     NEIM                                Salomon Brothers Asset Management Inc (b)
   Putnam International Stock
    Portfolio........................     Metropolitan Life Insurance Company Putnam Investment Management, Inc.
   VIP Equity-Income Portfolio.......     Fidelity Management & Research Co.               --
   VIP Overseas Portfolio...              Fidelity Management & Research Co.               --

--------

*    An Affiliate of the Company

(a). Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc. a wholly-owned subsidiary of Davis Selected Advisers, L.P.

(b). In connection with Salomon Brothers Asset Management Inc's service as subadviser to the Strategic Bond Opportunities Series, Salomon Brothers Asset Management Inc's London based affiliate, Salomon Brothers Asset Management Limited provides certain subadvisory services to Salomon Brothers Asset Management Inc.

  Effective May 1, 1998, Goldman Sachs Asset Management, ("Goldman Sachs"), became the subadvisor of the Loomis Sayles Avanti Growth Series, succeeding Loomis Sayles & Company, L.P., and the name of the Series was changed to the "Goldman Sachs Midcap Value Series". Goldman Sachs is a separate operating division of Goldman, Sachs & Co.

  Effective March 26, 1999, TNE Advisers, Inc. changed its name to New England Investment Management, Inc.

6. REGISTRATION EXPENSES.

  The company has assumed the cost of registering the Account and its contracts for distribution under applicable federal and state laws.

                       THE NEW ENGLAND VARIABLE ACCOUNT
                                      OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED

(INFORMATION WITH RESPECT TO THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2000 IS
                               UNAUDITED.)

7. VARIABLE ANNUITY CONTRACT UNIT ACTIVITY.

  A summary of units outstanding for variable annuity contracts at December 31, 1999:

                  CAPITAL GROWTH     BOND INCOME      MONEY MARKET      STOCK INDEX        MANAGED       MIDCAP VALUE
                    SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                  ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Units
Outstanding
1/1/99..........  38,236,510.5847  38,638,164.8915   33,735,645.3769  15,293,054.6164  42,359,235.0648  21,347,180.9398
Units Purchased.     887,085.3860   1,612,936.8887   22,633,109.9581   1,937,975.4491   1,488,929.2495   2,061,585.5997
Units Redeemed..  (5,621,567.0330) (7,543,680.1657) (19,887,546.6586) (2,119,968.4025) (6,457,136.7364) (6,256,951.7131)
                  ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Units
Outstanding
12/31/99........  33,502,038.9377  32,707,421.6145   36,481,208.6764  15,111,061.6630  37,391,027.5779  17,151,814.8264
                  ===============  ===============  ================  ===============  ===============  ===============
Unit Value
12/31/99........  $     24.830578  $      3.622325  $       2.189734  $      5.678233  $      3.974735  $      1.784358
                  ===============  ===============  ================  ===============  ===============  ===============
                                                                       INTERNATIONAL                    STRATEGIC BOND
                  U.S. GOVERNMENT     BALANCED       EQUITY GROWTH     MAGNUM EQUITY    VENTURE VALUE    OPPORTUNITIES
                    SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                  ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Units Outstand-
 ing 1/1/99.....  12,796,188.5960  30,825,179.0133   49,255,941.6244  16,325,859.4584  58,766,565.1982  24,944,929.6244
Units Purchased.   1,600,855.9932   1,693,840.1258   16,105,744.3097   2,032,515.5048   4,844,041.6760   1,348,799.8282
Units Redeemed..  (4,082,093.0259) (5,480,264.7896)  (5,289,276.4870) (3,856,917.6224) (6,239,718.2305) (6,014,847.8721)
                  ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Units Outstand-
 ing 12/31/99...  10,314,951.5633  27,038,754.3495   60,072,409.4471  14,501,457.3408  57,370,888.6437  20,278,881.5805
                  ===============  ===============  ================  ===============  ===============  ===============
Unit Value
 12/31/99.......  $      1.303556  $      1.635868  $       3.744249  $      1.430688  $      2.831476  $      1.443394
                  ===============  ===============  ================  ===============  ===============  ===============
                      GROWTH
                    AND INCOME        SMALL CAP
                    SUB-ACCOUNT      SUB-ACCOUNT
                  ---------------- -----------------
Units
Outstanding
1/1/99..........  35,514,613.1211   40,318,543.2206
Units Purchased.   4,186,617.5092    2,636,531.4514
Units Redeemed..  (4,038,033.2982) (10,254,663.9967)
                  ---------------- -----------------
Units
Outstanding
12/31/99........  35,663,197.3321   32,700,410.6753
                  ================ =================
Unit Value
12/31/99........  $      3.019311  $       2.440858
                  ================ =================
                   EQUITY INCOME       OVERSEAS
                    SUB-ACCOUNT      SUB-ACCOUNT
                  ---------------- -----------------
Units Outstand-
 ing 1/1/99.....  42,927,201.9630   40,546,509.4817
Units Purchased.   1,643,864.8425    4,116,135.7036
Units Redeemed..  (6,894,221.0205)  (8,411,467.7398)
                  ---------------- -----------------
Units Outstand-
 ing 12/31/99...  37,676,845.7850   36,251,177.4455
                  ================ =================
Unit Value
 12/31/99.......  $      4.616870  $       3.202059
                  ================ =================

                     THE NEW ENGLAND VARIABLE ACCOUNT

                                    OF

                   METROPOLITAN LIFE INSURANCE COMPANY

                NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

(INFORMATION WITH RESPECT TO THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2000 IS
                               UNAUDITED.)

  A summary of units outstanding for variable annuity contracts at September 30, 2000:

                  CAPITAL GROWTH     BOND INCOME      MONEY MARKET      STOCK INDEX        MANAGED       MIDCAP VALUE
                    SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                  ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Units
Outstanding
1/1/00..........  33,502,038.9377  32,707,421.6145   36,481,208.6764  15,111,061.6630  37,391,027.5779  17,151,814.8264
Units Purchased.     330,984.8424     419,430.3792    8,147,911.9792     907,816.4312     690,507.3933   1,239,095.2024
Units Redeemed..  (5,081,509.5975) (6,413,614.7057) (13,232,526.3364) (1,901,731.4989) (6,259,299.5135) (3,842,020.9744)
                  ---------------  ---------------  ----------------  ---------------  ---------------  ---------------
Units
Outstanding
9/30/00.........  28,751,514.1826  26,713,237.2880   31,396,594.3192  14,117,146.5953  31,822,235.4577  14,548,889.0544
                  ===============  ===============  ================  ===============  ===============  ===============
Unit Value
9/30/00.........  $     22.587599  $      3.765235  $       2.266331  $      5.542039  $      3.935543  $      1.987316
                  ===============  ===============  ================  ===============  ===============  ===============
                    GROWTH AND
                      INCOME          SMALL CAP
                    SUB-ACCOUNT      SUB-ACCOUNT
                  ---------------- ----------------
Units
Outstanding
1/1/00..........  35,663,197.3321  32,700,410.6753
Units Purchased.   1,428,093.1808  11,652,304.5434
Units Redeemed..  (6,549,925.4653) (4,883,732.1783)
                  ---------------- ----------------
Units
Outstanding
9/30/00.........  30,541,365.0476  39,468,983.0404
                  ================ ================
Unit Value
9/30/00.........  $      2.960688  $      2.716401
                  ================ ================

                                                                      INTERNATIONAL                    STRATEGIC BOND
                  U.S. GOVERNMENT     BALANCED       EQUITY GROWTH    MAGNUM EQUITY    VENTURE VALUE    OPPORTUNITIES
                    SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Units
Outstanding
1/1/00..........  10,314,951.5633  27,038,754.3495  60,072,409.4471  14,501,457.3408  57,370,888.6437  20,278,881.5805
Units Purchased.   1,536,385.5442     956,127.4080  10,978,234.7949     439,913.8912   8,747,457.1063     559,538.5808
Units Redeemed..  (2,984,814.2795) (7,753,119.5887) (5,099,346.1760) (1,743,222.5994) (5,916,802.0448) (3,931,922.2602)
                  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Units
Outstanding
9/30/00.........   8,866,522.8280  20,241,762.1688  65,951,298.0660  13,198,148.6326  60,201,543.7052  16,906,497.9011
                  ===============  ===============  ===============  ===============  ===============  ===============
Unit Value
9/30/00.........  $      1.372834  $      1.611832  $      3.740796  $      1.280675  $      3.041643  $      1.486480
                  ===============  ===============  ===============  ===============  ===============  ===============
                      PUTNAM
                  INTERNATIONAL    EQUITY INCOME      OVERSEAS
                   SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                  --------------- ---------------- ----------------
Units
Outstanding
1/1/00..........          0.0000  37,676,845.7850  36,251,177.4455
Units Purchased.  1,834,258.1341     470,101.0752   1,799,288.0837
Units Redeemed..     (7,584.6848) (8,380,788.1949) (2,820,329.9411)
                  --------------- ---------------- ----------------
Units
Outstanding
9/30/00.........  1,826,673.4493  29,766,158.6653  35,230,135.5881
                  =============== ================ ================
Unit Value
9/30/00.........  $     1.535287  $      4.765013  $      2.791185
                  =============== ================ ================

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----

METROPOLITAN LIFE INSURANCE COMPANY
Independent Auditors' Report................................
Consolidated Statements of Income for the years ended
  December 31, 1999, 1998 and 1997..........................
Consolidated Balance Sheets at December 31, 1999 and 1998...
Consolidated Statements of Equity for the years ended
  December 31, 1999, 1998 and 1997..........................
Consolidated Statements of Cash Flows for the years ended
  December 31, 1999, 1998 and 1997..........................
Notes to Consolidated Financial Statements..................

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Policyholders of
Metropolitan Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 1999 and 1998, and the related consolidated statements of income, equity and cash flows for each of the three years in the period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries at December 31, 1999 and 1998, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

New York, New York
February 7, 2000

                      METROPOLITAN LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (IN MILLIONS)

                                                               1999       1998       1997
                                                               ----       ----       ----
REVENUES
Premiums....................................................  $12,088    $11,503    $11,278
Universal life and investment-type product policy fees......    1,438      1,360      1,418
Net investment income.......................................    9,816     10,228      9,491
Other revenues..............................................    2,154      1,994      1,491
Net realized investment gains (losses) (net of amounts
  allocable to other accounts of $(67), $608 and $231,
  respectively).............................................      (70)     2,021        787
                                                              -------    -------    -------
                                                               25,426     27,106     24,465
                                                              -------    -------    -------
EXPENSES
Policyholder benefits and claims (excludes amounts directly
  related to net realized investment gains (losses) of
  $(21), $368 and $161, respectively).......................   13,105     12,638     12,403
Interest credited to policyholder account balances..........    2,441      2,711      2,878
Policyholder dividends......................................    1,690      1,651      1,742
Other expenses (excludes amounts directly related to net
  realized investment gains (losses) of $(46), $240 and $70,
  respectively).............................................    6,755      8,019      5,771
                                                              -------    -------    -------
                                                               23,991     25,019     22,794
                                                              -------    -------    -------
Income before provision for income taxes and extraordinary
  item......................................................    1,435      2,087      1,671
Provision for income taxes..................................      593        740        468
                                                              -------    -------    -------
Income before extraordinary item............................      842      1,347      1,203
Extraordinary item -- demutualization expense...............      225          4         --
                                                              -------    -------    -------
Net income..................................................  $   617    $ 1,343    $ 1,203
                                                              =======    =======    =======

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998
                                 (IN MILLIONS)

                                                                1999        1998
                                                                ----        ----
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value........  $ 96,981    $100,767
  Equity securities, at fair value..........................     2,006       2,340
  Mortgage loans on real estate.............................    19,739      16,827
  Real estate and real estate joint ventures................     5,649       6,287
  Policy loans..............................................     5,598       5,600
  Other limited partnership interests.......................     1,331       1,047
  Short-term investments....................................     3,055       1,369
  Other invested assets.....................................     1,501       1,484
                                                              --------    --------
                                                               135,860     135,721

Cash and cash equivalents...................................     2,789       3,301
Accrued investment income...................................     1,725       1,994
Premiums and other receivables..............................     6,681       5,972
Deferred policy acquisition costs...........................     8,492       6,538
Deferred income taxes.......................................       603          --
Other.......................................................     4,141       3,752
Separate account assets.....................................    64,941      58,068
                                                              --------    --------
                                                              $225,232    $215,346
                                                              ========    ========
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits......................................  $ 73,582    $ 72,701
Policyholder account balances...............................    45,901      46,494
Other policyholder funds....................................     4,498       4,061
Policyholder dividends payable..............................       974         947
Short-term debt.............................................     4,208       3,585
Long-term debt..............................................     2,514       2,903
Current income taxes payable................................       548         403
Deferred income taxes payable...............................        --         545
Other.......................................................    14,376      10,772
Separate account liabilities................................    64,941      58,068
                                                              --------    --------
                                                               211,542     200,479
                                                              --------    --------

Commitments and contingencies (Note 9)

Equity:
Retained earnings...........................................    14,100      13,483
Accumulated other comprehensive income (loss)...............      (410)      1,384
                                                              --------    --------
                                                                13,690      14,867
                                                              --------    --------
                                                              $225,232    $215,346
                                                              ========    ========

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (IN MILLIONS)

                                                                                    ACCUMULATED OTHER
                                                                               COMPREHENSIVE INCOME (LOSS)
                                                                        -----------------------------------------
                                                                             NET           FOREIGN      MINIMUM
                                                                          UNREALIZED      CURRENCY      PENSION
                                             COMPREHENSIVE   RETAINED     INVESTMENT     TRANSLATION   LIABILITY
                                    TOTAL    INCOME (LOSS)   EARNINGS   GAINS (LOSSES)   ADJUSTMENT    ADJUSTMENT
                                    -----    -------------   --------   --------------   -----------   ----------
Balance at January 1, 1997.......  $11,983                   $10,937       $ 1,028          $  18         $ --
Comprehensive income:
  Net income.....................    1,203      $ 1,203        1,203
                                                -------
  Other comprehensive income:
    Unrealized investment gains,
      net of related offsets,
      reclassification
      adjustments and income
      taxes......................                   870                        870
    Foreign currency translation
      adjustments................                   (49)                                      (49)
                                                -------
    Other comprehensive income...      821          821
                                                -------
  Comprehensive income...........               $ 2,024
                                                =======
                                   -------                   -------       -------          -----         ----
Balance at December 31, 1997.....   14,007                    12,140         1,898            (31)          --
Comprehensive income:
  Net income.....................    1,343      $ 1,343        1,343
                                                -------
  Other comprehensive loss:
    Unrealized investment losses,
      net of related offsets,
      reclassification
      adjustments and income
      taxes......................                  (358)                      (358)
    Foreign currency translation
      adjustments................                  (113)                                     (113)
    Minimum pension liability
      adjustment.................                   (12)                                                   (12)
                                                -------
    Other comprehensive loss.....     (483)        (483)
                                                -------
  Comprehensive income...........               $   860
                                                =======
                                   -------                   -------       -------          -----         ----
Balance at December 31, 1998.....   14,867                    13,483         1,540           (144)         (12)
Comprehensive loss:
  Net income.....................      617      $   617          617
                                                -------
  Other comprehensive loss:
    Unrealized investment losses,
      net of related offsets,
      reclassification
      adjustments and income
      taxes......................                (1,837)                    (1,837)
    Foreign currency translation
      adjustments................                    50                                        50
    Minimum pension liability
      adjustment.................                    (7)                                                    (7)
                                                -------
    Other comprehensive loss.....   (1,794)      (1,794)
                                                -------
  Comprehensive loss.............               $(1,177)
                                                =======
                                   -------                   -------       -------          -----         ----
Balance at December 31, 1999.....  $13,690                   $14,100       $  (297)         $ (94)        $(19)
                                   =======                   =======       =======          =====         ====

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (IN MILLIONS)

                                                                1999        1998        1997
                                                                ----        ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $    617    $  1,343    $  1,203
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Depreciation and amortization expenses..................       173          56         (36)
    (Gains) losses from sales of investments and businesses,
      net...................................................       137      (2,629)     (1,018)
    Change in undistributed income of real estate joint
      ventures and other limited partnership interests......      (322)        (91)        157
    Interest credited to policyholder account balances......     2,441       2,711       2,878
    Universal life and investment-type product policy
      fees..................................................    (1,438)     (1,360)     (1,418)
    Change in accrued investment income.....................       269        (181)       (215)
    Change in premiums and other receivables................      (619)     (2,681)       (792)
    Change in deferred policy acquisition costs, net........      (389)       (188)       (159)
    Change in insurance related liabilities.................     2,248       1,481       2,364
    Change in income taxes payable..........................        22         251         (99)
    Change in other liabilities.............................       857       2,390        (206)
    Other, net..............................................      (131)       (260)        213
                                                              --------    --------    --------
Net cash provided by operating activities...................     3,865         842       2,872
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
    Fixed maturities........................................    73,120      57,857      75,346
    Equity securities.......................................       760       3,085       1,821
    Mortgage loans on real estate...........................     1,992       2,296       2,784
    Real estate and real estate joint ventures..............     1,062       1,122       2,046
    Other limited partnership interests.....................       469         146         166
  Purchases of:
    Fixed maturities........................................   (72,253)    (67,543)    (76,603)
    Equity securities.......................................      (410)       (854)     (2,121)
    Mortgage loans on real estate...........................    (4,395)     (2,610)     (4,119)
    Real estate and real estate joint ventures..............      (341)       (423)       (624)
    Other limited partnership interests.....................      (465)       (723)       (338)
  Net change in short-term investments......................    (1,577)       (761)         63
  Net change in policy loans................................         2         133          17
  Purchase of businesses, net of cash received..............    (2,972)         --        (430)
  Proceeds from sales of businesses.........................        --       7,372         135
  Net change in investment collateral.......................     2,692       3,769          --
  Other, net................................................       (73)       (183)        191
                                                              --------    --------    --------
Net cash provided by (used in) investing activities.........    (2,389)      2,683      (1,666)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits................................................    18,428      19,361      16,061
    Withdrawals.............................................   (20,650)    (21,706)    (18,831)
  Short-term debt, net......................................       623      (1,002)      1,265
  Long-term debt issued.....................................        44         693         989
  Long-term debt repaid.....................................      (433)       (481)       (104)
                                                              --------    --------    --------
Net cash used in financing activities.......................    (1,988)     (3,135)       (620)
                                                              --------    --------    --------
Change in cash and cash equivalents.........................      (512)        390         586
Cash and cash equivalents, beginning of year................     3,301       2,911       2,325
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $  2,789    $  3,301    $  2,911
                                                              ========    ========    ========
Supplemental disclosures of cash flow information:
Cash paid during the year for:
  Interest..................................................  $    388    $    367    $    422
                                                              ========    ========    ========
  Income taxes..............................................  $    587    $    579    $    589
                                                              ========    ========    ========

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (DOLLAR AMOUNTS ARE IN MILLIONS UNLESS OTHERWISE STATED.)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  BUSINESS

     Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (the "Company") is a leading provider of insurance and financial services to a broad section of institutional and individual customers. The Company offers life insurance, annuities and mutual funds to individuals and group insurance and retirement and savings products and services to corporations and other institutions.

  PLAN OF REORGANIZATION

     On September 28, 1999, the board of directors of MetLife adopted, pursuant to the New York Insurance Law, a plan of reorganization, and subsequently adopted amendments to the plan, pursuant to which MetLife proposes to convert from a mutual life insurance company to a stock life insurance company and become a wholly-owned subsidiary of MetLife, Inc. The plan was approved by MetLife's voting policyholders on February 7, 2000. The plan will become effective at such time as the New York Superintendent of Insurance ("Superintendent") approves it based on finding, among other things, that the plan is fair and equitable to policyholders. The plan requires an initial public offering of common stock and provides for other capital raising transactions on the effective date of the plan.

     On the date the plan of reorganization becomes effective, each policyholder's membership interest will be extinguished and each eligible policyholder will be entitled to receive, in exchange for that interest, trust interests representing shares of common stock of MetLife, Inc. to be held in a trust, cash or an adjustment to their policy values in the form of policy credits, as provided in the plan. In addition, when MetLife demutualizes, MetLife's Canadian branch will make cash payments to holders of certain policies transferred to Clarica Life Insurance Company ("Clarica Life") in connection with the sale of a substantial portion of MetLife's Canadian operations in 1998. See Note 9.

     The plan of reorganization requires that MetLife establish and operate a closed block for the benefit of holders of certain individual life insurance policies of MetLife. Assets will be allocated to the closed block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of these policies included in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience relating to the closed block are, in the aggregate, more or less favorable than assumed in establishing the closed block, total dividends paid to the closed block policyholders in the future may be greater than or less than which would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. The closed block will continue in effect until the last policy in the closed block is no longer in force.

                      METROPOLITAN LIFE INSURANCE COMPANY

     The accounting principles to account for the participating policies included in the closed block will be those used prior to the date of the demutualization. However, a policyholder dividend obligation will be established for earnings that will be paid to policyholders as additional dividends in the amounts described below, unless these earnings are offset by future unfavorable experience in the closed block. Although all of the cash flows of the closed block are for the benefit of closed block policyholders, the excess of closed block liabilities over closed block assets at the effective date will represent the estimated maximum future contributions from the closed block expected to be reported in income as the contribution from the closed block after income taxes. The contribution from the closed block will be recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative contributions from the closed block will approximately equal the expected cumulative contributions, due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative contribution from the closed block is greater than the expected cumulative contribution from the closed block, the expected cumulative contribution will be recognized in income with the excess recorded as a policyholder dividend obligation, because the excess of the actual cumulative contribution from the closed block over the expected cumulative contribution will be paid to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block. If over such period, the actual cumulative contribution from the closed block is less than the expected cumulative contribution from the closed block, the actual contribution will be recognized in income. However, dividends in the future may be changed, which would be intended to increase future actual contribution until the actual contribution equal the expected cumulative contribution.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

  PRINCIPLES OF CONSOLIDATION

     The accompanying consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint ventures in which MetLife has a majority voting interest or general partner interest with limited removal rights by limited partners. All material intercompany accounts and transactions have been eliminated.

     The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

     Minority interest related to consolidated entities included in other liabilities was $245 and $274 at December 31, 1999 and 1998, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 1999 presentation.

  INVESTMENTS

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the net carrying value amount of the loan based on the loan's effective interest rate.

     Real estate, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in realized losses on investments. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

  DERIVATIVE INSTRUMENTS

     The Company uses derivative instruments to manage market risk through one of four principal risk management strategies: the hedging of invested assets, liabilities, portfolios of assets or liabilities and anticipated transactions. The Company's derivative strategy employs a variety of instruments including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options.

     The Company's derivative program is monitored by senior management. The Company's risk of loss is typically limited to the fair value of its derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments and, with respect to over-the-counter transactions, from the possible inability of counterparties to meet the terms of the contracts. The Company has strict policies regarding the financial stability and credit standing of its major counterparties.

                      METROPOLITAN LIFE INSURANCE COMPANY

     The Company's derivative instruments are designated as hedges and are highly correlated to the underlying risk at contract inception. The Company monitors the effectiveness of its hedges throughout the contract term using an offset ratio of 80 to 125 percent as its minimum acceptable threshold for hedge effectiveness. Derivative instruments that lose their effectiveness are marked to market through net investment income.

     Gains or losses on financial futures contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, recorded as an adjustment to the basis of the purchased assets or to the proceeds on disposition. Gains or losses on financial futures used in asset risk management are deferred and amortized into net investment income over the remaining term of the investment. Gains or losses on financial futures used in portfolio risk management are deferred and amortized into net investment income or policyholder benefits over the remaining life of the hedged sector of the underlying portfolio.

     Financial forward contracts that are entered into to purchase securities are marked to fair value through other comprehensive income (loss), similar to the accounting for the investment security. Such contracts are accounted for at settlement by recording the purchase of the specified securities at the contracted value. Gains or losses resulting from the termination of forward contracts are recognized immediately as a component of net investment income.

     Interest rate and certain foreign currency swaps involve the periodic exchange of payments without the exchange of underlying principal or notional amounts. Net receipts or payments are accrued and recognized over the term of the swap agreement as an adjustment to net investment income or other expense. Gains or losses resulting from swap terminations are amortized over the remaining term of the underlying asset or liability. Gains and losses on swaps and certain foreign forward exchange contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, reflected as an adjustment to the basis of the purchased assets or to the proceeds of disposition. In the event the asset or liability underlying a swap is disposed of, the swap position is closed immediately and any gain or loss is recorded as an adjustment to the proceeds from disposition.

     The Company periodically enters into collars, which consist of purchased put and written call options, to lock in unrealized gains on equity securities. Collars are marked to market through other comprehensive income (loss), similar to the accounting for the underlying equity securities. Purchased interest rate caps and floors are used to offset the risk of interest rate changes related to insurance liabilities. Premiums paid on floors, caps and options are split into two components, time value and intrinsic value. Time value is amortized over the life of the applicable derivative instrument. The intrinsic value and any gains or losses relating to these derivative instruments adjust the basis of the underlying asset or liability and are recognized as a component of net investment income over the term of the underlying asset or liability being hedged as an adjustment to the yield.

  CASH AND CASH EQUIVALENTS

     The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

                      METROPOLITAN LIFE INSURANCE COMPANY

  PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from 20 to 40 years for real estate and 5 to 15 years for all other property and equipment. Accumulated depreciation of property and equipment and accumulated amortization on leasehold improvements was $1,130 and $1,098 at December 31, 1999 and 1998, respectively. Related depreciation and amortization expense was $103, $116 and $103 for the years ended December 31, 1999, 1998 and 1997, respectively.

  DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception of the contracts. Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

     Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Deferred policy acquisition costs related to internally replaced contracts are expensed at date of replacement.

     Deferred policy acquisition costs for property and casualty insurance contracts, which are primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

     On September 28, 1999, the Company's Board of Directors adopted a plan of reorganization. Consequently, in the fourth quarter of 1999, the Company was able to commit to state insurance regulatory authorities that it would establish investment sub-segments to further align investments with the traditional individual life business of the Individual segment. As a result, future dividends for the traditional individual life business will be determined based on the results of the new investment sub-segments. Additionally, estimated future gross margins used to determine amortization of deferred policy acquisition costs and the amount of unrealized investment gains and losses relating to these products are based on investments in the new sub-segments. Using the investments in the sub-segments to determine estimated gross margins and unrealized investment gains and losses increased 1999 amortization of deferred policy acquisition costs by $56 (net of income taxes of $32) and decreased other comprehensive loss in 1999 by $123 (net of income taxes of $70).

                      METROPOLITAN LIFE INSURANCE COMPANY

     Information regarding deferred policy acquisition costs is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                        ---------------------------
                                                         1999       1998      1997
                                                         ----       ----      ----
Balance at January 1..................................  $ 6,538    $6,436    $7,227
Capitalized during the year...........................    1,160     1,025     1,000
                                                        -------    ------    ------
     Total............................................    7,698     7,461     8,227
                                                        -------    ------    ------
Amortization allocated to:
  Net realized investment gains (losses)..............      (46)      240        70
  Unrealized investment gains (losses)................   (1,628)     (216)      727
  Other expenses......................................      862       587       771
                                                        -------    ------    ------
     Total amortization...............................     (812)      611     1,568
                                                        -------    ------    ------
Dispositions and other................................      (18)     (312)     (223)
                                                        -------    ------    ------
Balance at December 31................................  $ 8,492    $6,538    $6,436
                                                        =======    ======    ======

     Amortization of deferred policy acquisition costs is allocated to (1) realized investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been realized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

     Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

  INTANGIBLE ASSETS

     The excess of cost over the fair value of net assets acquired ("goodwill") and other intangible assets, including the value of business acquired, are included in other assets. Goodwill is amortized on a straight-line basis over a period ranging from 10 to 30 years. The Company continually reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred. Other intangible assets are amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

                      METROPOLITAN LIFE INSURANCE COMPANY

                                              GOODWILL           OTHER INTANGIBLE ASSETS
                                        --------------------    --------------------------
                                        1999    1998    1997     1999      1998      1997
                                        ----    ----    ----     ----      ----      ----
YEARS ENDED DECEMBER 31
Net Balance at January 1..............  $404    $359    $136    $1,006    $1,055    $  767
Acquisitions..........................   237      67     240       156        39       355
Amortization..........................   (30)    (22)    (17)     (114)      (88)      (67)
                                        ----    ----    ----    ------    ------    ------
Net Balance at December 31............  $611    $404    $359    $1,048    $1,006    $1,055
                                        ====    ====    ====    ======    ======    ======
DECEMBER 31
Accumulated amortization..............  $118    $ 88            $  392    $  278
                                        ====    ====            ======    ======

  FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 10%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

     Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 8%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 10%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 10%.

     Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 2% to 17%, less expenses, mortality charges and withdrawals.

     The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

  RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

                      METROPOLITAN LIFE INSURANCE COMPANY

     Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

     Premiums related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

  DIVIDENDS TO POLICYHOLDERS

     Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by MetLife and its insurance subsidiaries.

  DIVIDEND RESTRICTIONS

     MetLife, when it converts from a mutual life insurance company to a stock life insurance company, may be restricted as to the amounts it may pay as dividends to MetLife, Inc. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. The Department has established informal guidelines for the Superintendent's determinations which focus upon, among other things, the overall financial condition and profitability of the insurer under statutory accounting practices.

  PARTICIPATING BUSINESS

     Participating business represented approximately 19% and 21% of the Company's life insurance in-force, and 84% and 81% of the number of life insurance policies in-force, at December 31, 1999 and 1998, respectively. Participating policies represented approximately 42% and 44%, 39% and 40%, and 41% and 41% of gross and net life insurance premiums for the years ended December 31, 1999, 1998 and 1997, respectively.

  INCOME TAXES

     MetLife and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code, as amended (the "Code"). Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated based upon a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. MetLife will not be subject to the equity tax when it converts to a stock life insurance company. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

  REINSURANCE

     The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from

                      METROPOLITAN LIFE INSURANCE COMPANY
reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. Deferred policy acquisition costs are reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

  SEPARATE ACCOUNTS

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues. See Note 6.

  FOREIGN CURRENCY TRANSLATION

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income (loss). Gains and losses from foreign currency transactions are reported in other expenses and were insignificant for all years presented.

  EXTRAORDINARY ITEM -- DEMUTUALIZATION EXPENSE

     The accompanying consolidated statements of income include extraordinary charges of $225 (net of income taxes of $35) and $4 (net of income taxes of $2) for the years ended December 31, 1999 and 1998, respectively, related to costs associated with the demutualization.

  APPLICATION OF ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 1999, the Company adopted Statement of Position ("SOP") 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. Adoption of SOP 98-5 did not have a material effect on the Company's consolidated financial statements.

     Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. Adoption of the provisions of SOP 98-1 had the effect of increasing other assets by $82 at December 31, 1999.

     Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related

                      METROPOLITAN LIFE INSURANCE COMPANY
assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

     In 1998, the Company adopted the provisions of Statement of Financial Accounting Standards No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 125") which were deferred by SFAS 127, Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125. The deferred provisions provide accounting and reporting standards related to repurchase agreements, dollar rolls, securities lending and similar transactions. Adoption of the provisions had the effect of increasing assets and liabilities by $3,769 at December 31, 1998 and increasing other revenues and other expenses by $266 for the year ended December 31, 1998.

     During 1997, the Company changed to the retrospective interest method of accounting for investment income on structured notes in accordance with Emerging Issues Task Force Consensus No. 96-12, Recognition of Interest Income and Balance Sheet Classification of Structured Notes. This accounting change increased 1997 net investment income by $175, which included an immaterial amount related to prior years.

     In June 1999, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137"). SFAS 137 defers the provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") until January 1, 2001. SFAS 133 requires, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. The Company is in the process of quantifying the impact of SFAS 133 on its consolidated financial statements.

     In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company is required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 is not expected to have a material effect on the Company's consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

2. INVESTMENTS

     The components of net investment income were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Fixed maturities....................................  $ 6,766    $ 6,563    $ 6,445
Equity securities...................................       40         78         50
Mortgage loans on real estate.......................    1,479      1,572      1,684
Real estate and real estate joint ventures..........    1,426      1,529      1,718
Policy loans........................................      340        387        368
Other limited partnership interests.................      199        196        302
Cash, cash equivalents and short-term investments...      173        187        169
Other...............................................      501        841        368
                                                      -------    -------    -------
                                                       10,924     11,353     11,104
Less: Investment expenses...........................    1,108      1,125      1,613
                                                      -------    -------    -------
                                                      $ 9,816    $10,228    $ 9,491
                                                      =======    =======    =======

     Net realized investment gains (losses), including changes in valuation allowances, were as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                          -------------------------
                                                          1999      1998      1997
                                                          ----      ----      ----
Fixed maturities........................................  $(538)   $  573    $  118
Equity securities.......................................     99       994       224
Mortgage loans on real estate...........................     28        23        56
Real estate and real estate joint ventures..............    265       424       446
Other limited partnership interests.....................     33        13        12
Sales of businesses.....................................     --       531       139
Other...................................................    (24)       71        23
                                                          -----    ------    ------
                                                           (137)    2,629     1,018
Amounts allocable to:
  Future policy benefit loss recognition................     --      (272)     (126)
  Deferred policy acquisition costs.....................     46      (240)      (70)
  Participating contracts...............................     21       (96)      (35)
                                                          -----    ------    ------
                                                          $ (70)   $2,021    $  787
                                                          =====    ======    ======

     Realized investment gains (losses) have been reduced by (1) additions to future policy benefits resulting from the need to establish additional liabilities due to the recognition of investment gains, (2) deferred policy acquisition cost amortization to the extent that such amortization results from realized investment gains and losses, and (3) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholders' accounts. This presentation may not be comparable to presentations made by other insurers.

                      METROPOLITAN LIFE INSURANCE COMPANY

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Fixed maturities....................................  $(1,828)   $ 4,809    $ 4,766
Equity securities...................................      875        832      1,605
Other invested assets...............................      165        154        294
                                                      -------    -------    -------
                                                         (788)     5,795      6,665
                                                      -------    -------    -------
Amounts allocable to:
  Future policy benefit loss recognition............     (249)    (2,248)    (2,189)
  Deferred policy acquisition costs.................      697       (931)    (1,147)
  Participating contracts...........................     (118)      (212)      (312)
Deferred income taxes...............................      161       (864)    (1,119)
                                                      -------    -------    -------
                                                          491     (4,255)    (4,767)
                                                      -------    -------    -------
                                                      $  (297)   $ 1,540    $ 1,898
                                                      =======    =======    =======

     The changes in net unrealized investment gains (losses) were as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                        ---------------------------
                                                         1999       1998      1997
                                                         ----       ----      ----
Balance at January 1..................................  $ 1,540    $1,898    $1,028
Unrealized investment gains (losses) during the
  year................................................   (6,583)     (870)    3,402
Unrealized investment (gains) losses relating to:
  Future policy benefit loss recognition..............    1,999       (59)     (970)
  Deferred policy acquisition costs...................    1,628       216      (727)
  Participating contracts.............................       94       100      (303)
Deferred income taxes.................................    1,025       255      (532)
                                                        -------    ------    ------
Balance at December 31................................  $  (297)   $1,540    $1,898
                                                        =======    ======    ======
Net change in unrealized investment gains (losses)....  $(1,837)   $ (358)   $  870
                                                        =======    ======    ======

                      METROPOLITAN LIFE INSURANCE COMPANY

  FIXED MATURITIES AND EQUITY SECURITIES

     Fixed maturities and equity securities at December 31, 1999 were as follows:

                                             COST OR     GROSS UNREALIZED
                                            AMORTIZED    ----------------    ESTIMATED
                                              COST        GAIN      LOSS     FAIR VALUE
                                            ---------     ----      ----     ----------
Fixed Maturities:
  Bonds:
     U.S. Treasury securities and
       obligations of U.S. government
       corporations and agencies..........   $ 5,990     $  456    $  147     $ 6,299
     States and political subdivisions....     1,583          4        45       1,542
     Foreign governments..................     4,090        210        94       4,206
     Corporate............................    47,505        585     1,913      46,177
     Mortgage and asset-backed
       securities.........................    27,396        112       847      26,661
     Other................................    12,235        313       462      12,086
                                             -------     ------    ------     -------
                                              98,799      1,680     3,508      96,971
  Redeemable preferred stocks.............        10         --        --          10
                                             -------     ------    ------     -------
                                             $98,809     $1,680    $3,508     $96,981
                                             =======     ======    ======     =======
Equity Securities:
  Common stocks...........................   $   980     $  921    $   35     $ 1,866
  Nonredeemable preferred stocks..........       151         --        11         140
                                             -------     ------    ------     -------
                                             $ 1,131     $  921    $   46     $ 2,006
                                             =======     ======    ======     =======

     Fixed maturities and equity securities at December 31, 1998 were as follows:

                                             COST OR     GROSS UNREALIZED
                                            AMORTIZED    -----------------    ESTIMATED
                                              COST        GAIN       LOSS     FAIR VALUE
                                            ---------     ----       ----     ----------
Fixed Maturities:
  Bonds:
     U.S. Treasury securities and
       obligations of U.S. government
       corporations and agencies..........   $ 6,640     $1,117      $ 10      $  7,747
     States and political subdivisions....       597         26        --           623
     Foreign governments..................     3,435        254        88         3,601
     Corporate............................    46,377      2,471       260        48,588
     Mortgage and asset-backed
       securities.........................    26,456        569        46        26,979
     Other................................    12,438      1,069       293        13,214
                                             -------     ------      ----      --------
                                              95,943      5,506       697       100,752
  Redeemable preferred stocks.............        15         --        --            15
                                             -------     ------      ----      --------
                                             $95,958     $5,506      $697      $100,767
                                             =======     ======      ====      ========
Equity Securities:
  Common stocks...........................   $ 1,286     $  923      $ 77      $  2,132
  Nonredeemable preferred stocks..........       222          4        18           208
                                             -------     ------      ----      --------
                                             $ 1,508     $  927      $ 95      $  2,340
                                             =======     ======      ====      ========

                      METROPOLITAN LIFE INSURANCE COMPANY

     The Company held foreign currency derivatives with notional amounts of $4,002 and $716 to hedge the exchange rate risk associated with foreign bonds at December 31, 1999 and 1998, respectively. The Company also held options with fair values of $(11) to hedge the market value of common stocks at December 31, 1998.

     At December 31, 1999, fixed maturities held by the Company that were below investment grade or not rated by an independent rating agency had an estimated fair value of $8,813. At December 31, 1999, non-income producing fixed maturities were insignificant.

     The amortized cost and estimated fair value of bonds at December 31, 1999, by contractual maturity date, are shown below:

                                                        AMORTIZED    ESTIMATED
                                                          COST       FAIR VALUE
                                                        ---------    ----------
Due in one year or less...............................   $ 3,180      $ 3,217
Due after one year through five years.................    18,152       18,061
Due after five years through ten years................    23,755       23,114
Due after ten years...................................    26,316       25,918
                                                         -------      -------
                                                          71,403       70,310
Mortgage and asset-backed securities..................    27,396       26,661
                                                         -------      -------
                                                         $98,799      $96,971
                                                         =======      =======

     Fixed maturities not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales of securities were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Securities classified as available-for-sale:
  Proceeds..........................................  $59,852    $46,913    $69,275
  Gross realized gains..............................  $   605    $ 2,053    $   965
  Gross realized losses.............................  $   911    $   486    $   627
Fixed maturities classified as held-to-maturity:
  Proceeds..........................................  $    --    $    --    $   352
  Gross realized gains..............................  $    --    $    --    $     5
  Gross realized losses.............................  $    --    $    --    $     1

     Gross realized losses above exclude writedowns recorded during 1999 for permanently impaired available-for-sale securities of $133.

     During 1997, fixed maturities with an amortized cost of $11,682 were transferred from held-to-maturity to available-for-sale. Other comprehensive income at the date of reclassification was increased by $198 excluding the effects of deferred income taxes and policyholder related amounts.

     Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

                      METROPOLITAN LIFE INSURANCE COMPANY

  SECURITIES LENDING PROGRAM

     The Company participates in securities lending programs whereby large blocks of securities, which are returnable to the Company on short notice and included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $6,458 and $4,005 and estimated fair value of $6,391 and $4,552 were on loan under the program at December 31, 1999 and 1998, respectively. The Company was liable for cash collateral under its control of $6,461 and $3,769 at December 31, 1999 and 1998, respectively. This liability is included in other liabilities. Security collateral on deposit from securities borrowers is returnable to them on short notice and is not reflected in the consolidated financial statements.

  STATUTORY DEPOSITS

     The Company had investment assets on deposit with regulatory agencies of $476 and $466 at December 31, 1999 and 1998, respectively.

  MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans were categorized as follows:

                                                           DECEMBER 31,
                                             ----------------------------------------
                                                    1999                  1998
                                             ------------------    ------------------
                                             AMOUNT     PERCENT    AMOUNT     PERCENT
                                             ------     -------    ------     -------
Commercial mortgage loans..................  $14,931       75%     $12,503       74%
Agricultural mortgage loans................    4,816       24%       4,256       25%
Residential mortgage loans.................       82        1%         241        1%
                                             -------      ---      -------      ---
                                              19,829      100%      17,000      100%
                                                          ===                   ===
Less: Valuation allowances.................       90                   173
                                             -------               -------
                                             $19,739               $16,827
                                             =======               =======

     Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 1999, approximately 16%, 8% and 8% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $547 and $606 at December 31, 1999 and 1998, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY

     Changes in mortgage loan valuation allowances were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       ---------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Balance at January 1.................................  $ 173      $ 289      $ 469
Additions............................................     40         40         61
Deductions for writedowns and dispositions...........   (123)      (130)      (241)
Deductions for disposition of affiliates.............     --        (26)        --
                                                       -----      -----      -----
Balance at December 31...............................  $  90      $ 173      $ 289
                                                       =====      =====      =====

     A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                              DECEMBER 31,
                                                             --------------
                                                             1999     1998
                                                             ----     ----
Impaired mortgage loans with valuation allowances..........  $540    $  823
Impaired mortgage loans without valuation allowances.......   437       375
                                                             ----    ------
                                                              977     1,198
Less: Valuation allowances.................................    83       149
                                                             ----    ------
                                                             $894    $1,049
                                                             ====    ======

     The average investment in impaired mortgage loans on real estate was $1,134, $1,282 and $1,680 for the years ended December 31, 1999, 1998 and 1997, respectively. Interest income on impaired mortgages was $101, $109 and $110 for the years ended December 31, 1999, 1998 and 1997, respectively.

     The investment in restructured mortgage loans on real estate was $980 and $1,140 at December 31, 1999 and 1998, respectively. Interest income of $80, $74 and $91 was recognized on restructured loans for the years ended December 31, 1999, 1998 and 1997, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $92, $87 and $116 for the years ended December 31, 1999, 1998 and 1997, respectively.

     Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $44 and $65 at December 31, 1999 and 1998, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:

                                                                DECEMBER 31,
                                                              ----------------
                                                               1999      1998
                                                               ----      ----
Real estate and real estate joint ventures
  held-for-investment.......................................  $5,440    $6,301
Impairments.................................................    (289)     (408)
                                                              ------    ------
                                                               5,151     5,893
                                                              ------    ------
Real estate and real estate joint ventures held-for-sale....     719       546
Impairments.................................................    (187)     (119)
Valuation allowance.........................................     (34)      (33)
                                                              ------    ------
                                                                 498       394
                                                              ------    ------
                                                              $5,649    $6,287
                                                              ======    ======

     Accumulated depreciation on real estate was $2,235 and $2,065 at December 31, 1999 and 1998, respectively. Related depreciation expense was $247, $282 and $338 for the years ended December 31, 1999, 1998 and 1997, respectively.

     Real estate and real estate joint ventures were categorized as follows:

                                                             DECEMBER 31,
                                                --------------------------------------
                                                      1999                 1998
                                                -----------------    -----------------
                                                AMOUNT    PERCENT    AMOUNT    PERCENT
                                                ------    -------    ------    -------
Office........................................  $3,846       68%     $4,265       68%
Retail........................................     587       10%        640       10%
Apartments....................................     474        8%        418        7%
Land..........................................     258        5%        313        5%
Agriculture...................................      96        2%        195        3%
Other.........................................     388        7%        456        7%
                                                ------      ---      ------      ---
                                                $5,649      100%     $6,287      100%
                                                ======      ===      ======      ===

     The Company's real estate holdings are primarily located throughout the United States. At December 31, 1999, approximately 25%, 24% and 10% of the Company's real estate holdings were located in New York, California and Texas, respectively.

     Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             1999     1998      1997
                                                             ----     ----      ----
Balance at January 1.......................................  $ 33     $110     $ 661
Additions charged (credited) to operations.................    36       (5)      (76)
Deductions for writedowns and dispositions.................   (35)     (72)     (475)
                                                             ----     ----     -----
Balance at December 31.....................................  $ 34     $ 33     $ 110
                                                             ====     ====     =====

     Investment income related to impaired real estate and real estate joint ventures held-for-investment was $61, $105 and $28 for the years ended December 31, 1999, 1998 and 1997, respectively. Investment income related to real estate and real estate joint ventures held-for-sale

                      METROPOLITAN LIFE INSURANCE COMPANY
was $14, $3 and $11 for the years ended December 31, 1999, 1998 and 1997, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $22 and $1 at December 31, 1999 and 1998, respectively.

     The Company owned real estate acquired in satisfaction of debt of $47 and $154 at December 31, 1999 and 1998, respectively.

     Real estate of $37, $69 and $151 was acquired in satisfaction of debt during the years ended December 31, 1999, 1998 and 1997, respectively.

  LEVERAGED LEASES

     Leveraged leases, included in other invested assets, consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                            1999      1998
                                                            ----      ----
Investment...............................................  $1,016    $1,067
Estimated residual values................................     559       607
                                                           ------    ------
                                                            1,575     1,674
Unearned income..........................................    (417)     (471)
                                                           ------    ------
                                                           $1,158    $1,203
                                                           ======    ======

     The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from four to 15 years, but in certain circumstances are as long as 30 years. Average yields range from 7% to 12%. These receivables are generally collateralized by the related property.

3. DERIVATIVE INSTRUMENTS

     The table below provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments (other than equity options) held at December 31, 1999 and 1998:

                                                        1999                                         1998
                                     ------------------------------------------   ------------------------------------------
                                                              CURRENT MARKET                               CURRENT MARKET
                                                              OR FAIR VALUE                                OR FAIR VALUE
                                     CARRYING   NOTIONAL   --------------------   CARRYING   NOTIONAL   --------------------
                                      VALUE      AMOUNT    ASSETS   LIABILITIES    VALUE      AMOUNT    ASSETS   LIABILITIES
                                     --------   --------   ------   -----------   --------   --------   ------   -----------
Financial futures..................    $ 27     $ 3,140     $37        $ 10         $ 3      $ 2,190     $ 8        $  6
Foreign exchange contracts.........      --          --      --          --          --          136      --           2
Interest rate swaps................     (32)      1,316      11          40          (9)       1,621      17          50
Foreign currency swaps.............      --       4,002      26         103          (1)         580       3          62
Caps...............................       1      12,376       3          --          --        8,391      --          --
                                       ----     -------     ---        ----         ---      -------     ---        ----
Total contractual commitments......    $ (4)    $20,834     $77        $153         $(7)     $12,918     $28        $120
                                       ====     =======     ===        ====         ===      =======     ===        ====

                      METROPOLITAN LIFE INSURANCE COMPANY

     The following is a reconciliation of the notional amounts by derivative type and strategy at December 31, 1999 and 1998:

                                      DECEMBER 31, 1998               TERMINATIONS/   DECEMBER 31, 1999
                                       NOTIONAL AMOUNT    ADDITIONS    MATURITIES      NOTIONAL AMOUNT
                                      -----------------   ---------   -------------   -----------------
BY DERIVATIVE TYPE
Financial futures...................       $ 2,190         $18,259       $17,309           $ 3,140
Foreign exchange contracts..........           136             702           838                --
Interest rate swaps.................         1,621             429           734             1,316
Foreign currency swaps..............           580           3,501            79             4,002
Caps................................         8,391           5,860         1,875            12,376
                                           -------         -------       -------           -------
Total contractual commitments.......       $12,918         $28,751       $20,835           $20,834
                                           =======         =======       =======           =======
BY STRATEGY
Liability hedging...................       $ 8,741         $ 5,865       $ 2,035           $12,571
Invested asset hedging..............           864           4,288           937             4,215
Portfolio hedging...................         2,830          13,920        14,729             2,021
Anticipated transaction hedging.....           483           4,678         3,134             2,027
                                           -------         -------       -------           -------
Total contractual commitments.......       $12,918         $28,751       $20,835           $20,834
                                           =======         =======       =======           =======

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 1999:

                                                      REMAINING LIFE
                            -------------------------------------------------------------------
                            ONE YEAR     AFTER ONE YEAR     AFTER FIVE YEARS
                            OR LESS    THROUGH FIVE YEARS   THROUGH TEN YEARS   AFTER TEN YEARS    TOTAL
                            --------   ------------------   -----------------   ---------------    -----
Financial futures.........   $3,140         $    --               $ --               $ --         $ 3,140
Interest rate swaps.......      833             483                 --                 --           1,316
Foreign currency swaps....        7           3,371                503                121           4,002
Caps......................    3,426           8,930                 20                 --          12,376
                             ------         -------               ----               ----         -------
Total contractual
  commitments.............   $7,406         $12,784               $523               $121         $20,834
                             ======         =======               ====               ====         =======

     In addition to the derivative instruments above, the Company uses equity option contracts as invested asset hedges. There were ninety-two thousand equity option contracts outstanding with a carrying value of $(11) and a market value of $(11) at December 31, 1998.

4. FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      METROPOLITAN LIFE INSURANCE COMPANY

     Amounts related to the Company's financial instruments were as follows:

                                                      NOTIONAL    CARRYING    ESTIMATED
DECEMBER 31, 1999                                      AMOUNT      VALUE      FAIR VALUE
-----------------                                     --------    --------    ----------
Assets:
  Fixed maturities..................................              $96,981      $96,981
  Equity securities.................................                2,006        2,006
  Mortgage loans on real estate.....................               19,739       19,452
  Policy loans......................................                5,598        5,618
  Short-term investments............................                3,055        3,055
  Cash and cash equivalents.........................                2,789        2,789
  Mortgage loan commitments.........................    $465           --           (7)
Liabilities:
  Policyholder account balances.....................               37,170       36,893
  Short-term debt...................................                4,208        4,208
  Long-term debt....................................                2,514        2,466
  Investment collateral.............................                6,451        6,451

                                                     NOTIONAL    CARRYING    ESTIMATED
DECEMBER 31, 1998                                     AMOUNT      VALUE      FAIR VALUE
-----------------                                    --------    --------    ----------
Assets:
  Fixed maturities.................................              $100,767     $100,767
  Equity securities................................                 2,340        2,340
  Mortgage loans on real estate....................                16,827       17,793
  Policy loans.....................................                 5,600        6,143
  Short-term investments...........................                 1,369        1,369
  Cash and cash equivalents........................                 3,301        3,301
  Mortgage loan commitments........................    $472            --           14
Liabilities:
  Policyholder account balances....................                37,448       37,664
  Short-term debt..................................                 3,585        3,585
  Long-term debt...................................                 2,903        3,006
  Investment collateral............................                 3,769        3,769

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

  FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities in which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

  MORTGAGE LOANS ON REAL ESTATE AND MORTGAGE LOAN COMMITMENTS

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments.

                      METROPOLITAN LIFE INSURANCE COMPANY

  POLICY LOANS

     Fair values for policy loans are estimated by discounting expected future cash flows using U.S. treasury rates to approximate interest rates and the Company's past experiences to project patterns of loan accrual and repayment characteristics.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

  SHORT-TERM AND LONG-TERM DEBT AND INVESTMENT COLLATERAL

     The fair values of short-term and long-term debt and investment collateral are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

  DERIVATIVE INSTRUMENTS

     The fair value of derivative instruments, including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

5. EMPLOYEE BENEFIT PLANS

  PENSION BENEFIT AND OTHER BENEFIT PLANS

     The Company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. Retirement benefits are based upon years of credited service and final average earnings history.

     The Company also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the

                      METROPOLITAN LIFE INSURANCE COMPANY
postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

                                                                   DECEMBER 31,
                                                       ------------------------------------
                                                       PENSION BENEFITS     OTHER BENEFITS
                                                       ----------------    ----------------
                                                        1999      1998      1999      1998
                                                        ----      ----      ----      ----
Change in projected benefit obligation:
Projected benefit obligation at beginning of year....  $3,920    $3,573    $1,708    $1,763
  Service cost.......................................     100        90        28        31
  Interest cost......................................     271       257       107       114
  Actuarial (gains) losses...........................    (260)      212      (281)      (74)
  Divestitures, curtailments and terminations........     (22)       24        10       (13)
  Change in benefits.................................      --        12        --        --
Benefits paid........................................    (272)     (248)      (89)     (113)
                                                       ------    ------    ------    ------
Projected benefit obligation at end of year..........   3,737     3,920     1,483     1,708
                                                       ------    ------    ------    ------
Change in plan assets:
Contract value of plan assets at beginning of year...   4,403     4,056     1,123     1,004
  Actuarial return on plan assets....................     575       680       141       171
  Employer contribution..............................      20        15        24        61
  Benefits paid......................................    (272)     (248)      (89)     (113)
  Other payments.....................................      --      (100)       --        --
                                                       ------    ------    ------    ------
Contract value of plan assets at end of year.........   4,726     4,403     1,199     1,123
                                                       ------    ------    ------    ------
Over (under) funded..................................     989       483      (284)     (585)
                                                       ------    ------    ------    ------
Unrecognized net asset at transition.................     (66)      (98)       --        --
Unrecognized net actuarial gains.....................    (564)      (78)     (487)     (322)
Unrecognized prior service cost......................     127       145        (2)       (2)
                                                       ------    ------    ------    ------
Prepaid (accrued) benefit cost.......................  $  486    $  452    $ (773)   $ (909)
                                                       ======    ======    ======    ======
Qualified plan prepaid pension cost..................  $  632    $  568    $   --    $   --
Non-qualified plan accrued pension cost..............    (146)     (116)       --        --
                                                       ------    ------    ------    ------
Prepaid benefit cost.................................  $  486    $  452    $   --    $   --
                                                       ======    ======    ======    ======

     The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                        NON-QUALIFIED
                                     QUALIFIED PLAN          PLAN              TOTAL
                                    ----------------    --------------    ----------------
                                     1999      1998     1999     1998      1999      1998
                                     ----      ----     ----     ----      ----      ----
Aggregate projected benefit
  obligation......................  $3,482    $3,697    $ 255    $ 223    $3,737    $3,920
Aggregate contract value of plan
  assets (principally Company
  contracts)......................   4,726     4,403       --       --     4,726     4,403
                                    ------    ------    -----    -----    ------    ------
Over (under) funded...............  $1,244    $  706    $(255)   $(223)   $  989    $  483
                                    ======    ======    =====    =====    ======    ======

                      METROPOLITAN LIFE INSURANCE COMPANY

     The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                            PENSION BENEFITS             OTHER BENEFITS
                                      ----------------------------   -----------------------
                                          1999            1998          1999         1998
                                          ----            ----          ----         ----
Weighted average assumptions at
  December 31,
Discount rate.......................  6.25% - 7.75%   6.5% - 7.25%   6% - 7.75%       7%
Expected rate of return on plan
  assets............................   8% - 10.5%     8.5% - 10.5%    6% - 9%     7.25% - 9%
Rate of compensation increase.......   4.5% - 8.5%    4.5% - 8.5%       N/A          N/A

     The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were 6.5% for pre-Medicare eligible claims and 6% for Medicare eligible claims in both 1999 and 1998.

     Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                             ONE PERCENT    ONE PERCENT
                                                              INCREASE       DECREASE
                                                             -----------    -----------
Effect on total of service and interest cost components....     $ 14           $ 11
Effect of accumulated postretirement benefit obligation....     $134           $111

     The components of periodic benefit costs were as follows:

                                               PENSION BENEFITS         OTHER BENEFITS
                                             ---------------------    ------------------
                                             1999    1998    1997     1999   1998   1997
                                             ----    ----    ----     ----   ----   ----
Service cost...............................  $ 100   $  90   $  74    $ 28   $ 31   $ 30
Interest cost..............................    271     257     247     107    114    122
Expected return on plan assets.............   (363)   (337)   (324)    (89)   (79)   (66)
Amortization of prior actuarial gains......     (6)    (11)     (5)    (11)   (13)    (4)
Curtailment (credit) cost..................    (17)    (10)     --      10      4     --
                                             -----   -----   -----    ----   ----   ----
Net periodic benefit cost (credit).........  $ (15)  $ (11)  $  (8)   $ 45   $ 57   $ 82
                                             =====   =====   =====    ====   ====   ====

  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $45, $43 and $44 for the years ended December 31, 1999, 1998 and 1997, respectively.

6. SEPARATE ACCOUNTS

     Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $47,618 and $39,490 at December 31, 1999 and 1998, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $17,323 and $18,578 at December 31, 1999 and 1998, respectively, for which MetLife contractually guarantees either a minimum return or account value to the policyholder.

                      METROPOLITAN LIFE INSURANCE COMPANY

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $485, $413 and $287 for the years ended December 31, 1999, 1998 and 1997, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close out contracts. The average interest rates credited on these contracts were 6.5% and 7% at December 31, 1999 and 1998, respectively. The assets that support these liabilities were comprised of $16,874 and $16,639 in fixed maturities at December 31, 1999 and 1998, respectively. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of disintermediation associated with early withdrawals, these investment products carry a graded surrender charge as well as a market value adjustment.

7. DEBT

     Debt consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                            1999      1998
                                                            ----      ----
MetLife:
  6.300% surplus notes due 2003..........................  $  397    $  397
  7.000% surplus notes due 2005..........................     249       249
  7.700% surplus notes due 2015..........................     198       198
  7.450% surplus notes due 2023..........................     296       296
  7.785% surplus notes due 2024..........................     148       148
  7.800% surplus notes due 2025..........................     248       248
Other....................................................     130       207
                                                           ------    ------
                                                            1,666     1,743
                                                           ------    ------
Investment related:
  Floating rate debt, interest based on LIBOR............      --       212
  Exchangeable debt, interest rates ranging from 4.90% to
     5.80%, due 2001 and 2002............................     369       371
                                                           ------    ------
                                                              369       583
                                                           ------    ------
Total MetLife............................................   2,035     2,326
                                                           ------    ------
Nvest:
  7.060% senior notes due 2003...........................     110       110
  7.290% senior notes due 2007...........................     160       160
                                                           ------    ------
                                                              270       270
                                                           ------    ------
Other Affiliated Companies:
  Fixed rate notes, interest rates ranging from 6.96% to
     8.51%, maturity dates ranging from 2000 to 2008.....     170       179
  Other..................................................      39       128
                                                           ------    ------
                                                              209       307
                                                           ------    ------
Total long-term debt.....................................   2,514     2,903
Total short-term debt....................................   4,208     3,585
                                                           ------    ------
                                                           $6,722    $6,488
                                                           ======    ======

                      METROPOLITAN LIFE INSURANCE COMPANY

     Short-term debt consisted of commercial paper with a weighted average interest rate of 6.05% and 5.31% and a weighted average maturity of 74 and 44 days at December 31, 1999 and 1998, respectively.

     The Company maintains unsecured credit facilities aggregating $7,000 (five-year facility of $1,000 expiring in April 2003; 364-day facility of $1,000 expiring in April 2000; 364-day facility of $5,000 expiring in September 2000). Both $1,000 facilities bear interest at LIBOR plus 20 basis points. The $5,000 facility bears interest at various rates under specified borrowing scenarios. The facilities can be used for general corporate purposes and also provide backup for the Company's commercial paper program. At December 31, 1999, there were no outstanding borrowings under any of the facilities.

     Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the Superintendent. Subject to the prior approval of the Superintendent, the 7.45% surplus notes may be redeemed, in whole or in part, at the election of the Company at any time on or after November 1, 2003.

     Each issue of investment related debt is payable in cash or by delivery of an underlying security owned by the Company. The amount payable at maturity of the debt is greater than the principal of the debt if the market value of the underlying security appreciates above certain levels at the date of debt repayment as compared to the market value of the underlying security at the date of debt issuance.

     The aggregate maturities of long-term debt are $93 in 2000, $194 in 2001, $210 in 2002, $415 in 2003, $126 in 2004 and $1,477 thereafter.

     Interest expense related to the Company's outstanding indebtedness was $358, $333 and $344 for the years ended December 31, 1999, 1998 and 1997, respectively.

8. ACQUISITIONS AND DISPOSITIONS

     In 1999 and 1997, respectively, the Company acquired assets of $4,832 and $3,777 and assumed liabilities of $1,860 and $3,347 through the acquisition of certain insurance and non-insurance operations. The aggregate purchase prices were allocated to the assets and liabilities acquired based on their estimated fair values.

     During 1998, the Company sold MetLife Capital Holdings, Inc. (a commercial financing company) and a substantial portion of its Canadian and Mexican insurance operations, which resulted in a realized investment gain of $531. During 1997, the Company sold its United Kingdom insurance operations, which resulted in a realized investment gain of $139. Such sales caused a reduction in assets of $10,663 and $4,342 and liabilities of $3,691 and $4,207 in 1998 and 1997, respectively.

     See Note 16 for information regarding the Company's acquisition of GenAmerica Corporation.

9. COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is currently a defendant in approximately 500 lawsuits raising allegations of improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims".

                      METROPOLITAN LIFE INSURANCE COMPANY

     On December 28, 1999, after a fairness hearing, the United States District Court for the Western District of Pennsylvania approved a class action settlement resolving a multidistrict litigation proceeding involving alleged sales practices claims. The settlement class includes most of the owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. This class includes owners of approximately six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates.

     In addition to dismissing the consolidated class actions, the District Court's order also bars sales practices claims by class members for sales by the defendant insurers during the class period, effectively resolving all pending class actions against these insurers. The defendants are in the process of having these claims dismissed.

     Under the terms of the order, only those class members who excluded themselves from the settlement may continue an existing, or start a new, sales practices lawsuit against Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company for sales that occurred during the class period. Approximately 20,000 class members elected to exclude themselves from the settlement. Over 400 of the approximately 500 lawsuits noted above are brought by individuals who elected to exclude themselves from the settlement.

     The settlement provides three forms of relief. General relief, in the form of free death benefits, is provided automatically to class members who did not exclude themselves from the settlement or who did not elect the claim evaluation procedures set forth in the settlement. The claim evaluation procedures permit a class member to have a claim evaluated by a third party under procedures set forth in the settlement. Claim awards made under the claim evaluation procedures will be in the form of policy adjustments, free death benefits or, in some instances, cash payments. In addition, class members who have or had an ownership interest in specified policies will also automatically receive deferred acquisition cost tax relief in the form of free death benefits. The settlement fixes the aggregate amounts that are available under each form of relief.

     The Company expects that the total cost of the settlement will be approximately $957. This amount is equal to the amount of the increase in liabilities for the death benefits and policy adjustments and the present value of expected cash payments to be provided to included class members, as well as attorneys' fees and expenses and estimated other administrative costs, but does not include the cost of litigation with policyholders who are excluded from the settlement. The Company believes that the cost of the settlement will be substantially covered by available reinsurance and the provisions made in its consolidated financial statements, and thus will not have a material adverse effect on its business, results of operations or financial position. The Company has not yet made a claim under those reinsurance agreements and, although there is a risk that the carriers will refuse coverage for all or part of the claim, the Company believes this is very unlikely to occur. The Company believes it has made adequate provision in its consolidated financial statements for all probable losses for sales practices claims, including litigation costs involving policyholders who are excluded from the settlement.

     The class action settlement does not resolve nine purported or certified class actions currently pending against New England Mutual Life Insurance Company with which the Company merged in 1996. Eight of those actions have been consolidated as a multidistrict proceeding for pre-trial purposes in the United States District Court in Massachusetts. That Court certified a mandatory class as to those claims. Following an appeal of that certification, the United States

                      METROPOLITAN LIFE INSURANCE COMPANY

Court of Appeals remanded the case to the District Court for further consideration. The Company is negotiating a settlement with class counsel.

     The class action settlement also does not resolve three putative sales practices class action lawsuits which have been brought against General American Life Insurance Company. These lawsuits have been consolidated in a single proceeding in the United States District Court for the Eastern District of Missouri. General American Life Insurance Company and counsel for plaintiffs have negotiated a settlement in principle of this consolidated proceeding. General American Life Insurance Company has not reached agreement with plaintiffs' counsel on the attorneys' fees to be paid. However, negotiations are ongoing.

     In addition, the class action settlement does not resolve two putative class actions involving sales practices claims filed against Metropolitan Life Insurance Company in Canada. The class action settlement also does not resolve a certified class action with conditionally certified subclasses against Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company, Metropolitan Tower Life Insurance Company and various individual defendants alleging improper sales abroad. That lawsuit is pending in a New York federal court.

     In the past, the Company has resolved some individual sales practices claims through settlement, dispositive motion or, in a few instances, trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

     Regulatory authorities in a small number of states, including both insurance departments and one state attorney general, as well as the National Association of Securities Dealers, Inc., have ongoing investigations or inquiries relating to the Company's sales of individual life insurance policies or annuities, including investigations of alleged improper replacement transactions and alleged improper sales of insurance with inaccurate or inadequate disclosures as to the period for which premiums would be payable. Over the past several years, the Company has resolved a number of investigations by other regulatory authorities for monetary payments and certain other relief, and may continue to do so in the future.

     MetLife is also a defendant in numerous lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. MetLife has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits, currently numbering in the thousands, have principally been based upon allegations relating to certain research, publication and other activities of one or more of MetLife's employees during the period from the 1920s through approximately the 1950s and alleging that MetLife learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Legal theories asserted against MetLife have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. While MetLife believes it has meritorious defenses to these claims, and has not suffered any adverse judgments in respect of these claims, most of the cases have been resolved by settlements. MetLife intends to continue to exercise its best judgment regarding settlement or defense of such cases. The number of such cases that may be brought or the aggregate amount of any liability that MetLife may ultimately incur is uncertain.

     Significant portions of amounts paid in settlement of such cases have been funded with proceeds from a previously resolved dispute with MetLife's primary, umbrella and first level excess liability insurance carriers. MetLife is presently in litigation with several of its excess

                      METROPOLITAN LIFE INSURANCE COMPANY
liability insurers regarding amounts payable under its policies with respect to coverage for these claims. The trial court has granted summary judgment to these insurers. MetLife has appealed. There can be no assurances regarding the outcome of this litigation or the amount and timing of recoveries, if any, from these excess liability insurers. MetLife's asbestos-related litigation with these insurers should have no effect on recoveries under the excess insurance policies described below.

     The Company has recorded, in other expenses, charges of $499 ($317 after-tax), $1,895 ($1,203 after-tax) and $300 ($190 after-tax) for the years ended December 31, 1999, 1998 and 1997, respectively, for sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products. The 1999 charge was principally related to the settlement of the multidistrict litigation proceeding involving alleged improper sales practices, accruals for sales practices claims not covered by the settlement and other legal costs. The 1998 charge was comprised of $925 and $970 for sales practices claims and asbestos-related claims, respectively. The Company recorded the charges for sales practices claims based on preliminary settlement discussions and the settlement history of other insurers.

     Prior to the fourth quarter of 1998, the Company established a liability for asbestos-related claims based on settlement costs for claims that the Company had settled, estimates of settlement costs for claims pending against the Company and an estimate of settlement costs for unasserted claims. The amount for unasserted claims was based on management's estimate of unasserted claims that would be probable of assertion. A liability is not established for claims which management believes are only reasonably possible of assertion. Based on this process, the accrual for asbestos-related claims at December 31, 1997 was $386. Potential liabilities for asbestos-related claims are not easily quantified, due to the nature of the allegations against the Company, which are not related to the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products, adding to the uncertainty as to the number of claims that may be brought against the Company.

     During 1998, the Company decided to pursue the purchase of excess insurance to limit its exposure to asbestos-related claims. In connection with the negotiations with the casualty insurers to obtain this insurance, the Company obtained information that caused management to reassess the accruals for asbestos-related claims. This information included:

     - Information from the insurers regarding the asbestos-related claims experience of other insureds, which indicated that the number of claims that were probable of assertion against the Company in the future was significantly greater than it had assumed in its accruals. The number of claims brought against the Company is generally a reflection of the number of asbestos-related claims brought against asbestos defendants generally and the percentage of those claims in which the Company is included as a defendant. The information provided to the Company relating to other insureds indicated that the Company had been included as a defendant for a significant percentage of total asbestos-related claims and that it may be included in a larger percentage of claims in the future, because of greater awareness of asbestos litigation generally by potential plaintiffs and plaintiffs' lawyers and because of the bankruptcy and reorganization or the exhaustion of insurance coverage of other asbestos defendants; and that, although volatile, there was an upward trend in the number of total claims brought against asbestos defendants.

     - Information derived from actuarial calculations the Company made in the fourth quarter of 1998 in connection with these negotiations, which helped to frame, define and quantify this liability. These calculations were made using, among other things, current information regarding the Company's claims and settlement experience (which reflected the Com-

                      METROPOLITAN LIFE INSURANCE COMPANY
       pany's decision to resolve an increased number of these claims by settlement), recent and historic claims and settlement experience of selected other companies and information obtained from the insurers.

     Based on this information, the Company concluded that certain claims that previously were considered as only reasonably possible of assertion were now probable of assertion, increasing the number of assumed claims to approximately three times the number assumed in prior periods. As a result of this reassessment, the Company increased its liability for asbestos-related claims to $1,278 at December 31, 1998.

     During 1998, the Company paid $1,407 of premiums for excess of loss reinsurance agreements and excess insurance policies, consisting of $529 for the excess of loss reinsurance agreements for sales practices claims and excess mortality losses and $878 for the excess insurance policies for asbestos-related claims.

     The Company obtained the excess of loss reinsurance agreements to provide reinsurance with respect to sales practices claims made on or prior to December 31, 1999 and for certain mortality losses in 1999. These reinsurance agreements have a maximum aggregate limit of $650, with a maximum sublimit of $550 for losses for sales practices claims. This coverage is in excess of an aggregate self-insured retention of $385 with respect to sales practices claims and $506, plus the Company's statutory policy reserves released upon the death of insureds, with respect to life mortality losses. At December 31, 1999, the subject losses under the reinsurance agreements due to sales practices claims and related counsel fees from the time the Company entered into the reinsurance agreements did not exceed that self-insured retention. The maximum sublimit of $550 for sales practices claims was within a range of losses that management believed were reasonably possible at December 31, 1998. Each excess of loss reinsurance agreement for sales practices claims and mortality losses contains an experience fund, which provides for payments to the Company at the commutation date if experience is favorable at such date. The Company accounts for the aggregate excess of loss reinsurance agreements as reinsurance; however, if deposit accounting were applied, the effect on the Company's consolidated financial statements in 1998, 1999 and 2000 would not be significant.

     Under reinsurance accounting, the excess of the liability recorded for sales practices losses recoverable under the agreements of $550 over the premium paid of $529 results in a deferred gain of $21 which is being amortized into income over the settlement period from January 1999 through April 2000. Under deposit accounting, the premium would be recorded as an other asset rather than as an expense, and the reinsurance loss recoverable and the deferred gain would not have been recorded. Because the agreements also contain an experience fund which increases with the passage of time, the increase in the experience fund in 1999 and 2000 under deposit accounting would be recognized as interest income in an amount approximately equal to the deferred gain that will be amortized into income under reinsurance accounting.

     The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500, which is in excess of a $400 self-insured retention ($878 of which was recorded as a recoverable at December 31, 1999 and 1998). The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid in any given year that are recoverable under the policies will be reflected as a reduction in the Company's operating cash flows for that year, management believes that the payments will not have a material adverse effect on the Company's liquidity. Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to the Company at the commutation date if experience under the policy to such date has been favorable, or pro rata reductions from time to

                      METROPOLITAN LIFE INSURANCE COMPANY
time in the loss reimbursements to the Company if the cumulative return on the reference fund is less than the return specified in the experience fund.

     A purported class action suit involving policyholders in 32 states has been filed in a Rhode Island state court against MetLife's subsidiary, Metropolitan Property and Casualty Insurance Company, with respect to claims by policyholders for the alleged diminished value of automobiles after accident-related repairs. A similar "diminished value" allegation was made recently in a Texas Deceptive Trade Practices Act letter and lawsuit which involve a Metropolitan Property and Casualty Company policyholder. A purported class action has been filed against Metropolitan Property and Casualty Insurance Company and its subsidiary, Metropolitan Casualty Insurance Company, in Florida by a policyholder alleging breach of contract and unfair trade practices with respect to Metropolitan Casualty Insurance Company allowing the use of parts not made by the original manufacturer to repair damaged automobiles. These suits are in the early stages of litigation and Metropolitan Property and Casualty Insurance Company and Metropolitan Casualty Insurance Company intend to vigorously defend themselves against these suits. Similar suits have been filed against several other personal lines property and casualty insurers.

     The United States, the Commonwealth of Puerto Rico and various hotels and individuals have sued MetLife Capital Corporation, a former subsidiary of the Company, seeking damages for clean up costs, natural resource damages, personal injuries and lost profits and taxes based upon, among other things, a release of oil from a barge which was being towed by the M/V Emily S. In connection with the sale of MetLife Capital, the Company acquired MetLife Capital's potential liability with respect to the M/V Emily S lawsuit. MetLife Capital had entered into a sale and leaseback financing arrangement with respect to the M/V Emily S. The plaintiffs have taken the position that MetLife Capital, as the owner of record of the M/V Emily S, is responsible for all damages caused by the barge, including the oil spill. The governments of the United States and Puerto Rico have claimed damages in excess of $150. At a mediation, the action brought by the United States and Puerto Rico was conditionally settled, provided that the governments have access to additional sums from a fund contributed to by oil companies to help remediate oil spills. The Company can provide no assurance that this action will be settled in this manner.

     Three putative class actions have been filed by Conning Corporation shareholders alleging that the Company's announced offer to purchase the publicly-held Conning shares is inadequate and constitutes a breach of fiduciary duty (see Note 16). The Company believes the actions are without merit, and expects that they will not materially affect its offer to purchase the shares.

     A civil complaint challenging the fairness of the plan of reorganization and the adequacy and accuracy of the disclosures to policyholders regarding the plan has been filed in New York Supreme Court for Kings County on behalf of an alleged class consisting of the policyholders of MetLife who should have membership benefits in MetLife and were and are eligible to receive notice, vote and receive consideration in the demutualization. The complaint seeks to enjoin or rescind the plan and seeks other relief. The defendants named in the complaint are MetLife and the individual members of its board of directors and MetLife, Inc. MetLife believes that the allegations made in the complaint are wholly without merit, and intends to vigorously contest the complaint.

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly

                      METROPOLITAN LIFE INSURANCE COMPANY
make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular quarterly or annual periods.

  TRANSFERRED CANADIAN POLICIES

     In July 1998, MetLife sold a substantial portion of its Canadian operations to Clarica Life. As part of that sale, a large block of policies in effect with MetLife in Canada were transferred to Clarica Life, and the holders of the transferred Canadian policies became policyholders of Clarica Life. Those transferred policyholders are no longer policyholders of MetLife and, therefore, are not entitled to compensation under the plan of reorganization. However, as a result of a commitment made in connection with obtaining Canadian regulatory approval of that sale, if MetLife demutualizes, its Canadian branch will make cash payments to those who are, or are deemed to be, holders of those transferred Canadian policies. The payments, which will be recorded in other expenses in the same period as the effective date of the plan, will be determined in a manner that is consistent with the treatment of, and fair and equitable to, eligible policyholders of MetLife. The amount of the payment is dependent upon the initial public offering price of common stock to be issued on the effective date of the plan of demutualization.

  YEAR 2000

     The Year 2000 issue was the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with additional mainframe capacity necessary to accommodate a four-digit field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major system failures or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has implemented a plan to resolve the issue. There can be no assurances that the Year 2000 plan of the Company or that of its vendors or third parties have resolved all Year 2000 issues. Further, there can be no assurance that there will not be any future system failure or that such failure, if any, will not have a material impact on the operations of the Company.

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements

                      METROPOLITAN LIFE INSURANCE COMPANY
for office space, data processing and other equipment. Future minimum rental and subrental income and minimum gross rental payments relating to these lease agreements were as follows:

                                                                      GROSS
                                               RENTAL    SUBLEASE     RENTAL
                                               INCOME     INCOME     PAYMENTS
                                               ------    --------    --------
2000.........................................  $  817      $13         $156
2001.........................................     740       12          135
2002.........................................     689       11          111
2003.........................................     612        9           90
2004.........................................     542        9           69
Thereafter...................................   2,032       27          299

10. INCOME TAXES

     The provision for income taxes was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                               1999      1998      1997
                                                               ----      ----      ----
Current:
  Federal...................................................   $643      $668      $370
  State and local...........................................     24        60        10
  Foreign...................................................      4        99        26
                                                               ----      ----      ----
                                                                671       827       406
                                                               ----      ----      ----
Deferred:
  Federal...................................................    (78)      (25)       28
  State and local...........................................      2        (8)        9
  Foreign...................................................     (2)      (54)       25
                                                               ----      ----      ----
                                                                (78)      (87)       62
                                                               ----      ----      ----
Provision for income taxes..................................   $593      $740      $468
                                                               ====      ====      ====

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                               1999      1998      1997
                                                               ----      ----      ----
Tax provision at U.S. statutory rate........................   $502      $730      $585
Tax effect of:
  Tax exempt investment income..............................    (39)      (40)      (30)
  Surplus tax...............................................    125        18       (40)
  State and local income taxes..............................     18        31        15
  Tax credits...............................................     (5)      (25)      (15)
  Prior year taxes..........................................    (31)        4        (2)
  Sale of businesses........................................     --       (19)      (41)
  Other, net................................................     23        41        (4)
                                                               ----      ----      ----
Provision for income taxes..................................   $593      $740      $468
                                                               ====      ====      ====

                      METROPOLITAN LIFE INSURANCE COMPANY

     Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                            1999      1998
                                                            ----      ----
Deferred income tax assets:
  Policyholder liabilities and receivables...............  $3,042    $3,108
  Net operating losses...................................      72        22
  Net unrealized investment losses.......................     161        --
  Employee benefits......................................     192       174
  Litigation related.....................................     468       312
  Other..................................................     242       158
                                                           ------    ------
                                                            4,177     3,774
  Less: Valuation allowance..............................      72        21
                                                           ------    ------
                                                            4,105     3,753
                                                           ------    ------
Deferred income tax liabilities:
  Investments............................................   1,472     1,529
  Deferred policy acquisition costs......................   1,967     1,887
  Net unrealized investment gains........................      --       864
  Other..................................................      63        18
                                                           ------    ------
                                                            3,502     4,298
                                                           ------    ------
Net deferred income tax asset (liability)................  $  603    $ (545)
                                                           ======    ======

     Foreign net operating loss carryforwards generated deferred income tax benefits of $72 and $21 at December 31, 1999 and 1998, respectively. The Company has recorded a valuation allowance related to these tax benefits. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for foreign net operating loss carryforwards will not be realized. The benefit will be recognized when management believes that it is more likely than not that the portion of the deferred income tax asset is realizable.

     The Company has been audited by the Internal Revenue Service for the years through and including 1993. The Company is being audited for the years 1994, 1995 and 1996. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

11. REINSURANCE

     The Company assumes and cedes insurance with other insurance companies. The Company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The amounts in the consolidated statements of income are presented net of reinsurance ceded.

     The Company's life insurance operations participate in reinsurance in order to limit losses, minimize exposure to large risks and to provide additional capacity for future growth. During

                      METROPOLITAN LIFE INSURANCE COMPANY

1998, the Company began reinsuring, under yearly renewal term policies, 90 percent of the mortality risk on universal life policies issued after 1983. The Company also reinsures 90 percent of the mortality risk on term life insurance policies issued after 1995 under yearly renewal term policies and coinsures 100 percent of the mortality risk in excess of $25 and $35 on single and joint survivorship policies, respectively.

     During 1997, the Company obtained a 100 percent coinsurance policy to provide coverage for contractual payments generated by certain portions of the Company's non-life contingency long-term guaranteed interest contracts and structured settlement lump sum contracts issued during the periods 1991 through 1993. The policy was amended in 1998 to include structured settlement lump sum payments issued during the period 1983 through 1990, 1994 and 1995. Reinsurance recoverables under the contract, which has been accounted for as a financing transaction, were $1,372 and $1,374 at December 31, 1999 and 1998, respectively.

     See Note 9 for information regarding certain excess of loss reinsurance agreements providing coverage for risks associated primarily with sales practices claims.

     The Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks. The Company's reinsurance program is designed to limit a catastrophe loss to no more than 10% of the Auto & Home segment's statutory surplus.

     The effects of reinsurance were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Direct premiums.....................................  $13,249    $12,763    $12,728
Reinsurance assumed.................................      484        409        360
Reinsurance ceded...................................   (1,645)    (1,669)    (1,810)
                                                      -------    -------    -------
Net premiums........................................  $12,088    $11,503    $11,278
                                                      =======    =======    =======
Reinsurance recoveries netted against policyholder
  benefits..........................................  $ 1,626    $ 1,744    $ 1,648
                                                      =======    =======    =======

     The effects of reinsurance with GenAmerica Corporation ("GenAmerica") were as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            1999      1998      1997
                                                            ----      ----      ----
Premiums ceded to GenAmerica..............................  $108      $113      $61
                                                            ====      ====      ===
Reinsurance recoveries from GenAmerica netted against
  policyholder benefits...................................  $ 74      $ 28      $24
                                                            ====      ====      ===

     Reinsurance recoverables, included in other receivables, were $2,898 and $3,134 at December 31, 1999 and 1998, respectively, of which $5 and $5, respectively, were recoverable from GenAmerica. Reinsurance and ceded commissions payables, included in other liabilities, were $148 and $105 at December 31, 1999 and 1998, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY

     The following provides an analysis of the activity in the liability for benefits relating to property and casualty and group accident and non-medical health policies and contracts:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Balance at January 1................................  $ 3,320    $ 3,655    $ 3,345
  Reinsurance recoverables..........................     (233)      (229)      (215)
                                                      -------    -------    -------
Net balance at January 1............................    3,087      3,426      3,130
                                                      -------    -------    -------
Acquisition of business.............................      204         --         --
                                                      -------    -------    -------
Incurred related to:
  Current year......................................    3,129      2,726      2,855
  Prior years.......................................      (16)      (245)        88
                                                      -------    -------    -------
                                                        3,113      2,481      2,943
                                                      -------    -------    -------
Paid related to:
  Current year......................................   (2,128)    (1,967)    (1,832)
  Prior years.......................................     (759)      (853)      (815)
                                                      -------    -------    -------
                                                       (2,887)    (2,820)    (2,647)
                                                      -------    -------    -------
Balance at December 31..............................    3,517      3,087      3,426
  Add: Reinsurance recoverables.....................      272        233        229
                                                      -------    -------    -------
Balance at December 31..............................  $ 3,789    $ 3,320    $ 3,655
                                                      =======    =======    =======

12. OTHER EXPENSES

     Other expenses were comprised of the following:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Compensation........................................  $ 2,590    $ 2,478    $ 2,078
Commissions.........................................      937        902        766
Interest and debt issue costs.......................      405        379        453
Amortization of policy acquisition costs (excludes
  amortization of $(46), $240 and $70, respectively,
  related to realized investment gains and
  (losses)).........................................      862        587        771
Capitalization of policy acquisition costs..........   (1,160)    (1,025)    (1,000)
Rent, net of sublease income........................      239        155        179
Minority interest...................................       55         67         56
Restructuring charge................................       --         81         --
Other...............................................    2,827      4,395      2,468
                                                      -------    -------    -------
                                                      $ 6,755    $ 8,019    $ 5,771
                                                      =======    =======    =======

     During 1998, the Company recorded charges of $81 to restructure headquarters operations and consolidate certain agencies and other operations. These costs have been fully paid at December 31, 1999.

                      METROPOLITAN LIFE INSURANCE COMPANY

13. STATUTORY FINANCIAL INFORMATION

     The reconciliations of MetLife's statutory surplus and net change in statutory surplus, determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities, with equity and net income determined in conformity with generally accepted accounting principles were as follows:

                                                                 DECEMBER 31,
                                                              ------------------
                                                               1999       1998
                                                               ----       ----
Statutory surplus...........................................  $ 7,630    $ 7,388
GAAP adjustments for:
  Future policy benefits and policyholder account
     balances...............................................   (4,167)    (6,830)
  Deferred policy acquisition costs.........................    8,381      6,560
  Deferred income taxes.....................................      886       (190)
  Valuation of investments..................................   (2,102)     3,981
  Statutory asset valuation reserves........................    3,189      3,381
  Statutory interest maintenance reserves...................    1,114      1,486
  Surplus notes.............................................   (1,602)    (1,595)
  Other, net................................................      361        686
                                                              -------    -------
Equity......................................................  $13,690    $14,867
                                                              =======    =======

                                                          YEARS ENDED DECEMBER 31,
                                                          -------------------------
                                                          1999      1998      1997
                                                          ----      ----      ----
Net change in statutory surplus.........................  $ 242    $   10    $  227
GAAP adjustments for:
  Future policy benefits and policyholder account
     balances...........................................    556       127       (38)
  Deferred policy acquisition costs.....................    379       224       149
  Deferred income taxes.................................    154       234        62
  Valuation of investments..............................    473     1,158      (387)
  Statutory asset valuation reserves....................   (226)     (461)    1,136
  Statutory interest maintenance reserves...............   (368)      312        53
  Other, net............................................   (593)     (261)        1
                                                          -----    ------    ------
Net income..............................................  $ 617    $1,343    $1,203
                                                          =====    ======    ======

                      METROPOLITAN LIFE INSURANCE COMPANY

14. OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 1999, 1998 and 1997 to avoid double-counting in other comprehensive income (loss) items that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                               1999       1998       1997
                                                               ----       ----       ----
Holding (losses) gains on investments arising during the
  year......................................................  $(6,314)   $ 1,493    $ 4,257
Income tax effect of holding gains or losses................    2,262       (617)    (1,615)
Transfer of securities from held-to-maturity to
  available-for-sale:
  Holding gains on investments..............................       --         --        198
  Income tax effect.........................................       --         --        (75)
Reclassification adjustments:
  Realized holding (gains) losses included in current year
     net income.............................................       38     (2,013)      (844)
  Amortization of premium and discount on investments.......     (307)      (350)      (209)
  Realized holding (losses) gains allocated to other
     policyholder amounts...................................      (67)       608        231
  Income tax effect.........................................      120        729        312
Allocation of holding losses (gains) on investments relating
  to other policyholder amounts.............................    3,788       (351)    (2,231)
Income tax effect of allocation of holding gains and losses
  to other policyholder amounts.............................   (1,357)       143        846
                                                              -------    -------    -------
Net unrealized investment (losses) gains....................   (1,837)      (358)       870
                                                              -------    -------    -------
Foreign currency translation adjustments arising during the
  year......................................................       50       (115)       (46)
Reclassification adjustment for sale of investment in
  foreign operation.........................................       --          2         (3)
                                                              -------    -------    -------
Foreign currency translation adjustment.....................       50       (113)       (49)
                                                              -------    -------    -------
Minimum pension liability adjustment........................       (7)       (12)        --
                                                              -------    -------    -------
Other comprehensive income (loss)...........................  $(1,794)   $  (483)   $   821
                                                              =======    =======    =======

15. BUSINESS SEGMENT INFORMATION

     The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe and Asia. The Company's business is divided into six segments: Individual, Institutional, Auto & Home, International, Asset Management and Corporate. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

     Individual offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance such as short and long-term disability, long-term care and dental insurance and other insurance products and services. Auto & Home provides insurance coverages including private passenger automobile, homeowners and personal excess liability insurance. International provides life insurance, accident and health insurance, annuities and retirement and savings

                      METROPOLITAN LIFE INSURANCE COMPANY
products to both individuals and groups, and auto and homeowners coverage to individuals. Asset Management provides a broad variety of asset management products and services to individuals and institutions such as mutual funds for savings and retirement needs, commercial real estate advisory and management services, and institutional and retail investment management. Through its Corporate segment, the Company reports items that are not allocated to any of the business segments.

     Set forth in the tables below is certain financial information with respect to the Company's operating segments for the years ended December 31, 1999, 1998 and 1997. The accounting policies of the segments are the same as those described in the summary of significant accounting policies, except for the method of capital allocation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company has divested operations that did not meet targeted rates of return, including its commercial leasing business (Corporate segment) and substantial portions of its Canadian operations (International segment), and insurance operations in the United Kingdom (International segment). The Company evaluates the performance of each operating segment based upon income or loss from operations before provision for income taxes and non-recurring items (e.g. items of unusual or infrequent nature). The Company allocates non-recurring items (primarily consisting of sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products) and prior to its sale in 1998, the results of MetLife Capital Holdings, Inc. to the Corporate segment.

                                                        AUTO
AT OR FOR THE YEAR ENDED                                 &                        ASSET                  CONSOLIDATION/
   DECEMBER 31, 1999      INDIVIDUAL   INSTITUTIONAL    HOME    INTERNATIONAL   MANAGEMENT   CORPORATE    ELIMINATION      TOTAL
------------------------  ----------   -------------    ----    -------------   ----------   ---------   --------------    -----
Premiums................   $  4,289       $ 5,525      $1,751      $  523         $   --      $    --       $    --       $ 12,088
Universal life and
  investment-type
  product policy fees...        888           502          --          48             --           --            --          1,438
Net investment income...      5,346         3,755         103         206             80          605          (279)         9,816
Other revenues..........        558           629          21          12            803           59            72          2,154
Net realized investment
  gains (losses)........        (14)          (31)          1           1             --          (41)           14            (70)
Policyholder benefits
  and claims............      4,625         6,712       1,301         463             --           --             4         13,105
Interest credited to
  policyholder account
  balances..............      1,359         1,030          --          52             --           --            --          2,441
Policyholder
  dividends.............      1,509           159          --          22             --           --            --          1,690
Other expenses..........      2,719         1,589         514         248            795        1,031          (141)         6,755
Income (loss) before
  provision for income
  taxes and
  extraordinary item....        855           890          61           5             88         (408)          (56)         1,435
Income (loss) after
  provision for income
  taxes before
  extraordinary item....        555           567          56          21             51         (358)          (50)           842
Total assets............    109,401        88,127       4,443       4,381          1,036       19,834        (1,990)       225,232
Deferred policy
  acquisition costs.....      8,049           106          93         244             --           --            --          8,492
Separate account
  assets................     28,828        35,236          --         877             --           --            --         64,941
Policyholder
  liabilities...........     72,956        47,781       2,318       2,187             --            6          (293)       124,955
Separate account
  liabilities...........     28,828        35,236          --         877             --           --            --         64,941

                      METROPOLITAN LIFE INSURANCE COMPANY

                                                        AUTO
AT OR FOR THE YEAR ENDED                                 &                        ASSET                  CONSOLIDATION/
   DECEMBER 31, 1998      INDIVIDUAL   INSTITUTIONAL    HOME    INTERNATIONAL   MANAGEMENT   CORPORATE    ELIMINATION      TOTAL
------------------------  ----------   -------------    ----    -------------   ----------   ---------   --------------    -----
Premiums................   $  4,323       $ 5,159      $1,403      $  618         $   --      $    --       $    --       $ 11,503
Universal life and
  investment-type
  product policy fees...        817           475          --          68             --           --            --          1,360
Net investment income...      5,480         3,885          81         343             75          682          (318)        10,228
Other revenues..........        474           575          36          33            817          111           (52)         1,994
Net realized investment
  gains.................        659           557         122         117             --          679          (113)         2,021
Policyholder benefits
  and claims............      4,606         6,416       1,029         597             --          (10)           --         12,638
Interest credited to
  policyholder account
  balances..............      1,423         1,199          --          89             --           --            --          2,711
Policyholder
  dividends.............      1,445           142          --          64             --           --            --          1,651
Other expenses..........      2,577         1,613         386         352            799        2,601          (309)         8,019
Income (loss) before
  provision for income
  taxes and
  extraordinary item....      1,702         1,281         227          77             93       (1,119)         (174)         2,087
Income (loss) after
  provision for income
  taxes before
  extraordinary item....      1,069           846         161          56             49         (691)         (143)         1,347
Total assets............    103,614        88,741       2,763       3,432          1,164       20,852        (5,220)       215,346
Deferred policy
  acquisition costs.....      6,194            82          57         205             --           --            --          6,538
Separate account
  assets................     23,013        35,029          --          26             --           --            --         58,068
Policyholder
  liabilities...........     71,571        49,406       1,477       2,043             --            1          (295)       124,203
Separate account
  liabilities...........     23,013        35,029          --          26             --           --            --         58,068

                                                         AUTO
AT OR FOR THE YEAR ENDED                                  &                        ASSET                  CONSOLIDATION/
    DECEMBER 31, 1997      INDIVIDUAL   INSTITUTIONAL    HOME    INTERNATIONAL   MANAGEMENT   CORPORATE    ELIMINATION      TOTAL
------------------------   ----------   -------------    ----    -------------   ----------   ---------   --------------    -----
Premiums.................   $ 4,327        $ 4,689      $1,354      $  908         $   --      $    --       $    --       $ 11,278
Universal life and
  investment-type product
  policy fees............       855            426          --         137             --           --            --          1,418
Net investment income....     4,754          3,754          71         504             78          700          (370)         9,491
Other revenues...........       338            357          25          54            682           19            16          1,491
Net realized investment
  gains..................       356             45           9         142             --          326           (91)           787
Policyholder benefits and
  claims.................     4,597          5,934       1,003         869             --           --            --         12,403
Interest credited to
  policyholder account
  balances...............     1,422          1,319          --         137             --           --            --          2,878
Policyholder dividends...     1,340            305          --          97             --           --            --          1,742
Other expenses...........     2,394          1,178         351         497            679          966          (294)         5,771
Income before provision
  for income taxes.......       877            535         105         145             81           79          (151)         1,671
Income after provision
  for income taxes.......       599            339          74         126             45          163          (143)         1,203
Total assets.............    95,323         83,473       2,542       7,412          1,136       18,641        (5,745)       202,782
Deferred policy
  acquisition costs......     5,912             40          56         428             --           --            --          6,436
Separate account assets..    17,345         30,473          --         520             --           --            --         48,338
Policyholder
  liabilities............    70,686         49,547       1,509       5,615             --            1            --        127,358
Separate account
  liabilities............    17,345         30,473          --         520             --           --            --         48,338

                      METROPOLITAN LIFE INSURANCE COMPANY

     The Individual segment includes an equity ownership interest in Nvest Companies, L.P. ("Nvest") under the equity method of accounting. Nvest has been included within the Asset Management segment due to the types of products and strategies employed by the entity. The individual segment's equity in earnings of Nvest, which is included in net investment income, was $48, $49 and $45 for the years ended December 31, 1999, 1998 and 1997, respectively. The investment in Nvest was $196, $252 and $216 at December 31, 1999, 1998 and 1997,
respectively.

     Net investment income and net realized investment gains are based upon the actual results of each segment's specifically identifiable asset portfolio. Other costs and operating costs were allocated to each of the segments based upon: (1) a review of the nature of such costs, (2) time studies analyzing the amount of employee compensation costs incurred by each segment, and (3) cost estimates included in the Company's product pricing.

     The consolidation/elimination column includes the elimination of all intersegment amounts and the Individual segment's ownership interest in Nvest. The principal component of the intersegment amounts related to intersegment loans, which bore interest at rates commensurate with related borrowings.

     Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. operations were $24,637, $25,643 and $22,664 for the years ended December 31, 1999, 1998 and 1997, respectively, which represented 97%, 96% and 93%, respectively, of consolidated revenues.

16. SUBSEQUENT EVENTS

     On January 6, 2000, the Company acquired GenAmerica for $1.2 billion. In connection with this acquisition, the Company incurred $900 of short-term debt. GenAmerica is a holding company which includes General American Life Insurance Company, 48.3% of the outstanding shares of Reinsurance Group of America ("RGA") common stock, a provider of reinsurance, and 61.0% of the outstanding shares of Conning Corporation common stock, an asset manager. On January 18, 2000, the Company announced that it had proposed to acquire all of the outstanding shares of Conning common stock not already owned by it for $10.50 per share in cash, or approximately $55. At December 31, 1999, the Company owned 9.6% of the outstanding shares of RGA common stock which were acquired on November 24, 1999 for $125. Subsequent to the GenAmerica acquisition, the Company owned 57.9% of the outstanding shares of RGA common stock. Total assets, revenues and net loss of GenAmerica were $23,594, $3,916 and $(174), respectively, at or for the year ended December 31, 1999.

     As part of the acquisition agreement, in September 1999 the Company assumed $5,752 of General American Life funding agreements and received cash of $1,926 and investment assets with a market value of $3,826. In October 1999, as part of the assumption arrangement, the holders of General American Life funding agreements aggregating $5,136 elected to have the Company redeem the funding agreements for cash. General American Life agreed to pay the Company a fee of $120 in connection with the assumption of the funding agreements. The fee will be considered as part of the purchase price to be allocated to the fair value of assets and liabilities acquired. The Company also agreed to make a capital contribution of $120 to General American Life after the completion of the acquisition.

     At the date of the acquisition agreement, the Company and GenAmerica were parties to a number of reinsurance agreements. In addition, as part of the acquisition, the Company entered into agreements effective as of July 25, 1999, which coinsured new and certain existing business of General American Life and some of its affiliates. See Note 11.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

         UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                 (IN MILLIONS)

                                                                 PRO FORMA NINE
                                                 NINE MONTHS      MONTHS ENDED
                                                    ENDED        SEPTEMBER 30,
                                                SEPTEMBER 30,       (NOTE 4)
                                               ----------------  --------------
                                                2000     1999         2000
                                               -------  -------  --------------
REVENUES
Premiums                                       $10,117  $ 8,724     $ 9,223
Universal life and investment-type product
 policy fees                                     1,367    1,019       1,367
Net investment income                            7,402    7,189       6,683
Other revenues                                   1,995    1,579       2,006
Net realized investment losses (net of
 amounts allocable to other accounts of $14,
 $37 and $3, respectively)                        (431)    (177)       (411)
Contribution from the closed block                  36      --           60
                                               -------  -------     -------
                                                20,486   18,334      18,928
                                               =======  =======     =======
EXPENSES
Policyholder benefits and claims (includes
 amounts directly related to net realized
 investment losses of $3, $11 and $2,
 respectively)                                  10,539    9,554       9,623
Interest credited to policyholder account
 balances                                        2,175    1,832       2,176
Policyholder dividends                             693    1,237         314
Payments to former Canadian policyholders          327      --          --
Other expenses (includes amounts directly
 related to net realized investment losses of
 $11, $26 and $1, respectively)                  5,768    4,930       5,490
                                               -------  -------     -------
                                                19,502   17,553      17,603
                                               =======  =======     =======
Income before provision for income taxes and
 extraordinary item                                984      781       1,325
Provision for income taxes                         449      353         422
                                               -------  -------     -------
Income before extraordinary item                   535      428         903
Extraordinary item--demutualization expense        170       77         --
                                               -------  -------     -------
Net income                                     $   365  $   351     $   903
                                               =======  =======     =======
Net income after date of demutualization
 (Note 1)                                      $   585
                                               =======

  See accompanying notes to unaudited interim condensed consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS

              SEPTEMBER 30, 2000 (UNAUDITED) AND DECEMBER 31, 1999
                                 (IN MILLIONS)

                                                          2000     1999
                                                        -------- --------
ASSETS
Investments:
 Fixed maturities available-for-sale, at fair value     $ 85,709 $ 96,981
 Equity securities, at fair value                          2,276    2,006
 Mortgage loans on real estate                            16,110   19,739
 Real estate and real estate joint ventures                5,638    5,649
 Policy loans                                              4,259    5,598
 Other limited partnership interests                       1,619    1,331
 Short-term investments                                    1,645    3,055
 Other invested assets                                     1,695    1,501
                                                        -------- --------
                                                         118,951  135,860
Cash and cash equivalents                                  1,615    2,789
Accrued investment income                                  1,528    1,725
Premiums and other receivables                             8,065    6,681
Deferred policy acquisition costs                          6,923    9,069
Deferred income taxes                                        241      603
Other                                                      4,606    3,564
Closed block assets                                       39,533      --
Separate account assets                                   75,103   64,941
                                                        -------- --------
                                                        $256,565 $225,232
                                                        ======== ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
 Future policy benefits                                 $ 41,957 $ 73,582
 Policyholder account balances                            53,339   45,901
 Other policyholder funds                                  5,446    4,498
 Policyholder dividends payable                              315      974
 Short-term debt                                           1,765    4,208
 Long-term debt                                            2,903    2,514
 Current income taxes payable                                355      548
 Other                                                    16,904   14,376
 Closed block liabilities                                 43,113      --
 Separate account liabilities                             75,103   64,941
                                                        -------- --------
                                                         241,200  211,542
                                                        -------- --------
Commitments and contingencies (Note 7)
Company-obligated mandatorily redeemable securities of
 subsidiary trusts holding solely junior subordinated
 debentures of their Parents                                 118      --
                                                        -------- --------
Stockholders' Equity:
Common stock, par value $.01 per share; 1,000,000,000
 shares authorized; 493,903,472 shares issued                  5      --
Additional paid-in capital                                14,559      --
Retained earnings                                            585   14,100
Accumulated other comprehensive income (loss)                 98     (410)
                                                        -------- --------
                                                          15,247   13,690
                                                        -------- --------
                                                        $256,565 $225,232
                                                        ======== ========

  See accompanying notes to unaudited interim condensed consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

             UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENT OF
                              STOCKHOLDERS' EQUITY

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                                 (IN MILLIONS)

                                                                ACCUMULATED OTHER
                                                           COMPREHENSIVE INCOME (LOSS)
                                                      -------------------------------------
                                                           NET         FOREIGN    MINIMUM
                                 ADDITIONAL             UNREALIZED    CURRENCY    PENSION
                          COMMON  PAID-IN   RETAINED    INVESTMENT   TRANSLATION LIABILITY
                          STOCK   CAPITAL   EARNINGS  GAINS (LOSSES) ADJUSTMENT  ADJUSTMENT  TOTAL
                          ------ ---------- --------  -------------- ----------- ---------- -------
Balance at January 1,
 2000                      $--    $   --    $ 14,100      $(297)        $ (94)      $(19)   $13,690
Policy credits and cash
 payments to eligible
 policyholders                                (2,958)                                        (2,958)
Common stock issued in
 demutualization              5    10,917    (10,922)                                           --
Capital Contribution
 from Parent                        3,642                                                     3,642
Comprehensive income:
 Net loss before date of
  demutualization                               (220)                                          (220)
 Net income after date
  of demutualization                             585                                            585
 Other comprehensive
  income:
  Unrealized investment
   gains, net of related
   offsets,
   reclassification
   adjustments and
   income taxes                                             518                                 518
  Foreign currency
   translation
   adjustments                                                            (10)                  (10)
  Minimum pension
   liability adjustment                                                              --         --
                                                                                            -------
  Other comprehensive
   income                                                                                       508
                                                                                            -------
 Comprehensive income                                                                           873
                           ----   -------   --------      -----         -----       ----    -------
Balance at September 30,
 2000                      $  5   $14,559   $    585      $ 221         $(104)      $(19)   $15,247
                           ====   =======   ========      =====         =====       ====    =======

  See accompanying notes to unaudited interim condensed consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

       UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000 AND 1999
                                 (IN MILLIONS)

                                                       2000      1999
                                                     --------  --------
NET CASH PROVIDED BY OPERATING ACTIVITIES            $  1,560  $  3,564
CASH FLOWS FROM INVESTING ACTIVITIES
Sales maturities and repayments:
 Fixed maturities                                      28,919    56,979
 Equity maturities                                        480       444
 Mortgage loans on real estate                          1,459     1,234
 Real estate and real estate joint ventures               434       588
 Other limited partnership interests                      366       397
Purchases of:
 Fixed maturities                                     (33,796)  (56,334)
 Equity maturities                                       (526)     (270)
 Mortgage loans on real estate                         (1,030)   (3,491)
 Real estate and real estate joint ventures              (337)     (234)
 Other limited partnership interests                     (539)     (290)
Net change in short-term investments                    1,505    (3,043)
Net change in policy loans                               (179)       42
Purchase of business, net of cash acquired               (416)     (267)
Proceeds from sales of businesses                         121       --
Net change in investment collateral                     1,877     2,356
Other, net                                                137      (155)
                                                     --------  --------
Net cash used in investing activities                  (1,525)   (2,044)
                                                     --------  --------
CASH FLOWS FROM FINANCING ACTIVITIES
Capital Contribution from Parent                        3,642       --
Cash payments for eligible policyholders               (2,550)      --
Policyholder account balances:
 Deposits                                              20,236    17,420
 Withdrawals                                          (20,268)  (18,873)
Short-term debt, net                                   (2,442)    2,035
Long-term debt issued                                     204        66
Long-term debt repaid                                     (31)     (416)
                                                     --------  --------
Net cash provided by (used in) financing activities    (1,209)      232
                                                     --------  --------
Change in cash and cash equivalents                    (1,174)    1,752
Cash and cash equivalents, beginning of period          2,789     3,301
                                                     --------  --------
CASH AND CASH EQUIVALENTS, END OF PERIOD             $  1,615  $  5,053
                                                     ========  ========
Supplemental disclosures of cash flow information:
Cash paid during the period for:
 Interest                                            $    304  $    283
                                                     ========  ========
 Income taxes                                        $    279  $    354
                                                     ========  ========
Non-cash transactions during the period:
 Policy credits to eligible policyholders            $    408  $    --
                                                     ========  ========
 Business acquisitions--assets                       $ 23,729  $    --
                                                     ========  ========
 Business acquisitions--liabilities                  $ 22,482  $    --
                                                     ========  ========

  See accompanying notes to unaudited interim condensed consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

    NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

           (DOLLAR AMOUNTS ARE IN MILLIONS UNLESS OTHERWISE STATED.)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

  Metropolitan Life Insurance Company and its subsidiaries (the "Company") is a leading provider of insurance and financial services to a broad section of institutional and individual customers. The Company offers life insurance, annuities and mutual funds to individuals and group insurance, reinsurance and retirement and savings products and services to corporations and other institutions.

  On April 7, 2000 (the "date of demutualization"), Metropolitan Life Insurance Company ("Metropolitan Life") converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. ("MetLife"), a Delaware corporation. The conversion was pursuant to an order by the New York Superintendent of Insurance ("Superintendent") approving Metropolitan Life's plan of reorganization, as amended (the "plan").

  On the date of demutualization, each policyholder's membership interest in Metropolitan Life was extinguished and each eligible policyholder received, in exchange for that interest, trust interests representing shares of common stock of MetLife to be held in a trust, cash or an adjustment to their policy values in the form of policy credits, as provided in the plan. In addition, Metropolitan Life's Canadian branch made cash payments to holders of certain policies transferred to Clarica Life Insurance Company in connection with the sale of a substantial portion of Metropolitan Life's Canadian operations in 1998, as a result of a commitment made in connection with obtaining Canadian regulatory approval of that sale.

 BASIS OF PRESENTATION

  The accompanying condensed consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These condensed consolidated financial statements reflect all adjustments (which include only normal recurring adjustments) necessary to present fairly the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented. Interim results are not necessarily indicative of full year performance. These condensed consolidated financial statements should be read in conjunction with the consolidated financial statements of the Company and the notes thereto for the year ended December 31, 1999 included in MetLife's Registration Statement on Form S-1 (registration no. 333-91517) filed with the Securities and Exchange Commission.

 PRINCIPLES OF CONSOLIDATION

  The accompanying condensed consolidated financial statements include the accounts of the Company, partnerships and joint ventures in which the Company has a majority voting interest or general partner interest with limited removal rights from limited partners. All material intercompany accounts and transactions have been eliminated.

 EXTRAORDINARY ITEM--DEMUTUALIZATION EXPENSE

  The accompanying condensed consolidated statements of income include extraordinary charges of $170 (net of income tax benefit of $60) and $77 (net of income tax benefit of $15) for the nine months ended September 30, 2000 and 1999, respectively, related to costs associated with the demutualization.

 FEDERAL INCOME TAXES

  Federal income taxes for interim periods have been computed using an estimated annual effective tax rate. This rate is revised, if necessary, at the end of each successive interim period to reflect the current estimate of the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS--
                                   CONTINUED

           (DOLLAR AMOUNTS ARE IN MILLIONS UNLESS OTHERWISE STATED.)

annual effective tax rate. Income tax expense for the nine months ended September 30, 2000 reflects the effect of surplus tax for the period prior to demutualization and the non-deductible payment in the second quarter to the former Canadian policyholders.

 CLOSED BLOCK

  On the date of demutualization, Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. The closed block will continue in effect as long as any policy in the closed block remains in force. The expected life of the closed block is over 100 years.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization represents the estimated maximum future contributions from the closed block expected to result from operations attributed to the closed block after income taxes. Contributions from the closed block are recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative contributions from the closed block will approximately equal the expected cumulative contributions due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative contribution from the closed block is greater than the expected cumulative contribution from the closed block, the Company will pay the excess of the actual cumulative contribution from the closed block over the expected cumulative contribution to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative contribution in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative contribution from the closed block is less than the expected cumulative contribution from the closed block, the Company will recognize only the actual contribution in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual contributions until the actual cumulative contributions equal the expected cumulative contributions.

  The results of operations of the closed block are presented as a single line item in the Company's condensed consolidated statements of income entitled, "Contribution from the closed block." In addition, all assets and liabilities allocated to the closed block are reported in the Company's condensed consolidated balance sheets separately under the captions "Closed block assets" and "Closed block liabilities," respectively. Prior to the establishment of the closed block, the assets, liabilities, revenues and expenses currently in the closed block were reported in various line items in the Company's condensed consolidated financial statements. Accordingly, certain line items in the Company's condensed consolidated financial statements subsequent to the establishment of the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS--
                                   CONTINUED

           (DOLLAR AMOUNTS ARE IN MILLIONS UNLESS OTHERWISE STATED.)

closed block reflect material reductions in reported amounts, as compared to periods prior to the establishment of the closed block, while having no effect on stockholders' equity or net income.

  The pre-tax contribution from the closed block includes only those revenues, benefit payments, dividends, premium taxes, administrative and investment expenses considered in funding the closed block and deferred policy acquisition costs incurred prior to the date of demutualization, in each case applicable to policies included in the closed block. Income tax expenses applicable to the closed block are allocated to the closed block and are reflected as a component of the provision for income taxes.

 EARNINGS AFTER DATE OF DEMUTUALIZATION

  Net income after the date of demutualization is based on the results of operations for the period beginning on April 1, 2000, adjusted to eliminate the payments to the former Canadian policyholders and costs of demutualization recorded in April 2000 which are applicable to the period prior to demutualization.

 DIVIDEND RESTRICTION

  Under the New York Insurance Law, Metropolitan Life is permitted without prior insurance regulatory clearance to pay a stockholder dividend to MetLife as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life will be permitted to pay a stockholder dividend to MetLife in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Insurance and the New York Superintendent does not disapprove the distribution. Under the New York Insurance Law, the New York Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The New York Insurance Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices.

 APPLICATION OF ACCOUNTING PRONOUNCEMENTS

  Effective January 1, 2000, the Company adopted Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing nor underwriting risk and 4) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's condensed consolidated financial statements.

  In June 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an Amendment of FASB Statement No. 133 ("SFAS 138"). In June 1999, the FASB also issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137"). SFAS 137 defers the provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") until January 1, 2001. SFAS 133, as amended by SFAS 138, requires, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS--
                                   CONTINUED

           (DOLLAR AMOUNTS ARE IN MILLIONS UNLESS OTHERWISE STATED.)

gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. The Company is in the process of quantifying the impact of SFAS 133 on its consolidated financial statements.

  In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. The Company is in the process of quantifying the impact, if any, of the requirements of SFAS 140.

  In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the SEC's views in applying generally accepted accounting principles to revenue recognition in financial statements. The Company is required to adopt SAB 101 as of January 1, 2001. The Company is in the process of quantifying the impact, if any, of the requirements of SAB 101.

  In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles ("Codification") which is effective on January 1, 2001. Codification provides a comprehensive guide of statutory accounting principles. However, individual states retain the right to adopt Codification in whole or in part. The impact of adopting Codification will be reported as an adjustment to statutory surplus by insurance enterprises on the effective date. The Company is in the process of quantifying the impact on statutory surplus of the insurance subsidiaries of Codification and the state prescribed accounting principles that may be adopted by the various states of domicile.

2. INITIAL PUBLIC OFFERING AND RELATED TRANSACTIONS

  On the date of demutualization, MetLife conducted an initial public offering of 202,000,000 shares of its common stock and concurrent private placements of an aggregate of 60,000,000 shares of its common stock at an initial public offering price of $14.25 per share. The shares of common stock issued in the offerings are in addition to 493,903,472 shares of common stock of MetLife distributed to the Metropolitan Life policyholder trust for the benefit of policyholders of Metropolitan Life in connection with the demutualization. On April 10, 2000, MetLife issued 30,300,000 additional shares of common stock as a result of the exercise of over-allotment options granted to underwriters in the initial public offering.

  On June 27, 2000, MetLife's Board of Directors authorized the repurchase of up to $1 billion of MetLife's outstanding common stock, over an unspecified period of time. Under this authorization, MetLife may purchase the stock from the Metropolitan Life policyholder trust, in the open market, and in private transactions. Through September 30, 2000, 19,203,403 shares have been acquired for $407.

  On April 7, 2000, MetLife Capital Trust I, a Delaware statutory business trust wholly owned by MetLife, issued 20,125,000 8.00% equity security units ("units"). Each unit consists of (i) a purchase contract under which the holder agrees to purchase, for $50.00, shares of common stock of MetLife on May 15, 2003 and (ii) a capital security, with a stated liquidation amount of $50.00. The number of shares to be purchased at such date will be determined based on the average trading price of MetLife common stock. The proceeds from the sale of the units were used to acquire $1,006 8.00% debentures of MetLife ("MetLife debentures"). The capital securities represent undivided beneficial ownership interests in MetLife Capital Trust I's assets, which consist solely of the MetLife debentures. These securities are pledged to collateralize the obligations of the unit holder under the related

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS--
                                   CONTINUED

           (DOLLAR AMOUNTS ARE IN MILLIONS UNLESS OTHERWISE STATED.)

purchase contracts. Holders of the capital securities are entitled to receive cumulative cash distributions accruing from April 7, 2000 and payable quarterly in arrears commencing August 15, 2000 at an annual rate of 8.00%. MetLife irrevocably guarantees, on a senior and unsecured basis, the payment in full of distributions on the capital securities and the stated liquidation amount of the capital securities, in each case to the extent of available trust funds. Holders of the capital securities generally have no voting rights.

  The MetLife debentures bear interest at an annual rate of 8.00% of the principal amount, payable quarterly in arrears commencing August 15, 2000 and mature on May 15, 2005. These debentures are unsecured. Because MetLife is a holding company, its right to participate in the distribution of assets of any subsidiary upon the subsidiary's liquidation, reorganization or otherwise, is subject to the prior claims of creditors of the subsidiary, except to the extent MetLife may be recognized as a creditor of that subsidiary. Accordingly, MetLife's obligations under the debentures are effectively subordinated to all existing and future liabilities of its subsidiaries.

  In connection with the contribution to Metropolitan Life of the net proceeds from the initial public offering, the private placements and the units offering, Metropolitan Life issued to MetLife a $1,006 8.00% mandatorily convertible note due 2005 having the same interest and payment terms as set forth in the debentures of MetLife issued to MetLife Capital Trust I. The principal amount of the capital note is mandatorily convertible into common stock of Metropolitan Life upon maturity or acceleration of the capital note and without any further action by MetLife or Metropolitan Life. In addition, the capital note provides that Metropolitan Life may not make any payment of principal or interest on the capital note so long as specified payment restrictions exist and have not been waived by the Superintendent. Payment restrictions would exist if Metropolitan Life fails to exceed certain thresholds relative to the level of its statutory risk-based capital or the amount of its outstanding capital notes, surplus notes or similar obligations. At September 30, 2000, Metropolitan Life's statutory total adjusted capital exceeded these limitations.

3. CLOSED BLOCK

  The closed block was established on the effective date of demutualization. Amounts reported at April 7, 2000 and for the period after demutualization are as of April 1, 2000 and for the period beginning on April 1, 2000 (the effect of transactions from April 1, 2000 through April 6, 2000 are not considered material). Certain amounts reported for the closed block are based on estimates and assumptions that management believes are reasonable. Revisions to such estimates will be recorded in the period of change. Pro forma amounts are as if the closed block had been established on January 1, 2000.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

    NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS--
                                   CONTINUED

           (DOLLAR AMOUNTS ARE IN MILLIONS UNLESS OTHERWISE STATED.)


  Closed block revenues and expenses were as follows:

                                                                    PRO FORMA
                                        PRO FORMA   APRIL 7, 2000  NINE MONTHS
                                       JANUARY 1,      THROUGH        ENDED
                                      2000 THROUGH  SEPTEMBER 30, SEPTEMBER 30,
                                      APRIL 6, 2000     2000          2000
                                      ------------- ------------- -------------
   REVENUES
     Premiums                            $  894        $1,829        $2,723
     Net investment income and other
      revenues                              620         1,248         1,868
     Net realized investment losses
      (net of amounts allocable to
      other accounts of $11, $28 and
      $39, respectively)                    (20)           (9)          (29)
                                         ------        ------        ------
                                          1,494         3,068         4,562
                                         ------        ------        ------
   EXPENSES
     Policyholder benefits and
      claims (includes amounts
      directly related to net
      realized investment losses of
      $--, $21 and $21,
      respectively)                         916         1,831         2,747
     Policyholder dividends                 379           745         1,124
     Policholder dividend obligation        --             43            43
     Other expenses (includes
      amounts directly related to
      net realized investment losses
      of $11, $7 and $18,
      respectively)                         175           413           588
                                         ------        ------        ------
                                          1,470         3,032         4,502
                                         ------        ------        ------
     Contribution from the closed
      block                              $   24        $   36        $   60
                                         ======        ======        ======

  Closed block assets and liabilities at September 30, 2000 and April 7, 2000 were as follows:

                                                         SEPTEMBER 30, APRIL 7,
                                                             2000        2000
                                                         ------------- --------
   ASSETS
   Investments:
     Fixed maturities available-for-sale, at fair value     $24,699    $23,939
     Equity securities, at fair value                            33        --
     Mortgage loans on real estate                            5,422      4,744
     Policy loans                                             3,794      3,762
     Short-term investments                                     106        167
     Other invested assets                                      398        325
                                                            -------    -------
                                                             34,452     32,937
   Cash and cash equivalents                                    725        643
   Deferred policy acquisition costs                          3,820      4,011
   Other                                                        536        810
                                                            -------    -------
     Total closed block assets                              $39,533    $38,401
                                                            =======    =======
   LIABILITIES
   Future policy benefits                                   $39,009    $38,662
   Other policyholder liabilities                             1,200      1,068
   Other                                                      2,904      2,377
                                                            -------    -------
     Total closed block liabilities                         $43,113    $42,107
                                                            =======    =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS--
                                   CONTINUED

           (DOLLAR AMOUNTS ARE IN MILLIONS UNLESS OTHERWISE STATED.)


4. PRO FORMA INFORMATION

  The pro forma information for the nine months ended September 30, 2000 is provided for informational purposes only and does not necessarily indicate the consolidated results of operations had the demutualization been consummated on January 1, 2000. The pro forma information also does not project or forecast the consolidated results of operations for any future period.

  The pro forma earnings information gives effect to the demutualization and other related events as if they occurred on January 1, 2000. Accordingly, pro forma earnings reflect the following adjustments:

  --The elimination of surplus tax of $30, since Metropolitan Life will no longer be subject to such tax as a stock life insurance company;

  --The elimination of interest of $9 (net of income taxes of $5) related to the repayment of $900 of short-term debt incurred in connection with Metropolitan Life's acquisition of GenAmerica for the period January 1, 2000 through April 6, 2000;

  --The elimination of cash payments of $327 made by Metropolitan Life's
    Canadian branch to certain holders of policies included in its Canadian business sold to Clarica Life Insurance Company in 1998;

  --The elimination of demutualization expenses of $170 (net of income taxes of $60) which were assumed to have been incurred prior to January 1, 2000; and

  --The establishment of the closed block (See Note 3 for pro forma amounts of revenues and expenses).

5. GENAMERICA ACQUISITION

  On January 6, 2000, Metropolitan Life completed its acquisition of GenAmerica Corporation ("GenAmerica") for $1.2 billion plus costs of the acquisition. GenAmerica is a holding company which includes General American Life Insurance Company, 48.3% of the outstanding shares of Reinsurance Group of America, Incorporated ("RGA") common stock, a provider of reinsurance, and 61.0% of the outstanding shares of Conning Corporation ("Conning") common stock, an asset manager. Metropolitan Life owned 9.6% of the outstanding shares of RGA common stock prior to the completion of the GenAmerica acquisition. On the date of the acquisition, Metropolitan Life's ownership percentage of the outstanding shares of RGA common stock was 57.9%.

  In connection with the acquisition of GenAmerica, Metropolitan Life obtained GenAmerica Capital I, a wholly-owned subsidiary trust of GenAmerica. In June 1997, GenAmerica Capital I issued $125 of 8.525% capital securities. GenAmerica has fully and conditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities at any time after June 30, 2007.

  In April 2000, Metropolitan Life acquired the outstanding shares of Conning common stock not already owned by Metropolitan Life for $73.

  As part of the GenAmerica acquisition, General American Life Insurance Company paid Metropolitan Life a fee of $120 in connection with the assumption of certain funding agreements. The fee has been considered as part of the purchase price of GenAmerica. In connection with this transaction, Metropolitan Life made a capital contribution of $120 to General American Life after the completion of the acquisition.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS--
                                   CONTINUED

           (DOLLAR AMOUNTS ARE IN MILLIONS UNLESS OTHERWISE STATED.)


  The Company's total revenues, income before extraordinary items and net income for the nine months ended September 30, 1999 on both an historical and pro forma basis as if the acquisition of GenAmerica had occurred on January 1, 1999 were as follows:

  For the nine months ended September 30, 1999

                                INCOME BEFORE
               TOTAL REVENUES EXTRAORDINARY ITEM NET INCOME
               -------------- ------------------ ----------
   Historical     $18,334            $428           $351
   Pro forma      $21,222            $357           $216

6. NET REALIZED INVESTMENT LOSSES

  Net realized investment losses, including changes in valuation allowances, for nine months ended September 30, 2000 and 1999 were as follows:

                                                NINE MONTHS
                                                   ENDED
                                               SEPTEMBER 30,
                                               --------------
                                                2000    1999
                                               ------  ------
   Fixed maturities                            $ (572) $ (337)
   Equity securities                              104      16
   Mortgage loans on real estate                  (14)     (1)
   Real estate and real estate joint ventures      56     169
   Other limited partnership interests              8      28
   Sales of businesses                              3     --
   Other                                          (30)    (89)
                                               ------  ------
                                                 (445)   (214)
   Amounts allocable to:
   Deferred policy acquisition costs               11      26
   Participating pension contracts                  3      11
                                               ------  ------
                                               $ (431) $ (177)
                                               ======  ======

  Realized investment losses have been reduced by (1) deferred policy acquisition cost adjustments to the extent that such adjustments result from realized investment gains and losses and (2) adjustments to participating contractholder accounts when amounts equal to such investment gains and losses are credited to or deducted from the contractholders' accounts. This presentation may not be comparable to presentations made by other insurers.

7. COMMITMENTS AND CONTINGENCIES

  Metropolitan Life is currently a defendant in approximately 550 lawsuits raising allegations of improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims".

  On December 28, 1999, after a fairness hearing, the United States District Court for the Western District of Pennsylvania approved a class action settlement resolving a multidistrict litigation proceeding involving alleged sales practices claims. No appeal was taken, and the settlement is final. The settlement class includes most of the owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. The class includes owners of approximately

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS--
                                   CONTINUED

           (DOLLAR AMOUNTS ARE IN MILLIONS UNLESS OTHERWISE STATED.)

six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates.

  In addition to dismissing the consolidated class actions, the District Court's order also bars sales practices claims by class members with respect to sales by the defendant insurers during the class period, effectively resolving all pending class actions against these insurers.

  Under the terms of the order, only those class members who excluded themselves from the settlement may continue an existing, or start a new, sales practices lawsuit against Metropolitan Life, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company for sales that occurred during the class period. Approximately 20,000 class members elected to exclude themselves from the settlement. At September 30, 2000, approximately 300 of these "opt-outs" have filed individual lawsuits.

  Metropolitan Life expects that the total cost of the settlement will be approximately $957. This amount is equal to the amount of the increase in liabilities for the death benefits and policy adjustments and the present value of expected cash payments to be provided to included class members, as well as attorneys' fees and expenses and estimated other administrative costs, but does not include the cost of litigation with policyholders who are excluded from the settlement. Metropolitan Life believes that the cost to it of the settlement will be substantially covered by available reinsurance and the provisions made in its consolidated financial statements, and thus will not have a material adverse effect on its business, results of operations or financial position. Metropolitan Life has made some recoveries under those reinsurance agreements and, although there is no assurance that other reinsurance claim submissions will be paid, Metropolitan Life believes payment is likely to occur. Metropolitan Life believes it has made adequate provision in its consolidated financial statements for all probable losses for sales practices claims, including litigation costs involving policyholders who are excluded from the settlement as well as for the two class action settlements described in the following paragraph.

  Separate from the Metropolitan Life class action settlement, similar sales practices class action litigation against New England and General American Life Insurance Company has been settled. The New England case, a consolidated multidistrict litigation in the United States District Court for the District of Massachusetts, involves approximately 600,000 life insurance policies sold during the period January 1, 1983 through August 31, 1996. The settlement of this case was approved by the District Court on October 4, 2000, and one or more appeals may be filed. The Company expects that the total cost of this settlement to it will be approximately $150. The settlement of the consolidated multidistrict sales practices class action case against General American was preliminarily approved by the United States District Court for the Eastern District of Missouri. The fairness hearing for the General American settlement is scheduled for December 15, 2000. The General American case involves approximately 250,000 life insurance policies sold during the period 1982 through 1996.

  The Metropolitan Life class action settlement does not resolve two putative class actions involving sales practices claims filed against Metropolitan Life in Canada. Two recent Ontario decisions involving other parties declined to certify similar purported class actions. A certified class action with conditionally certified subclasses against Metropolitan Life, Metropolitan Insurance and Annuity Company, Metropolitan Tower Life Insurance Company and various individual defendants alleging improper sales abroad is pending in the United States District Court for the Southern District of New York and settlement discussions are continuing.

  In the past, some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, went to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS--
                                   CONTINUED

           (DOLLAR AMOUNTS ARE IN MILLIONS UNLESS OTHERWISE STATED.)

  See Note 9 of Notes to Consolidated Financial Statements for the year ended December 31, 1999 included in MetLife's Registration Statement on Form S-1 (registration no. 333-91517) filed with the Securities and Exchange Commission for information regarding reinsurance contracts related to sales practices claims.

  Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's or New England's sales of individual life insurance policies or annuities. Over the past several years, Metropolitan Life has resolved a number of investigations by regulatory authorities for monetary payments and certain other relief, and may continue to do so in the future.

  Metropolitan Life is also a defendant in numerous lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits, currently numbering in the thousands, have principally been based upon allegations relating to certain research, publication and other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and alleging that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Legal theories asserted against Metropolitan Life have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. While Metropolitan Life believes it has meritorious defenses to these claims, and has not suffered any adverse judgments in respect of these claims, most of the cases have been resolved by settlements. Metropolitan Life intends to continue to exercise its best judgment regarding settlement or defense of such cases. The number of such cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain.

  Significant portions of amounts paid in settlement of such cases have been funded with proceeds from a previously resolved dispute with Metropolitan Life's primary, umbrella and first level excess liability insurance carriers. Metropolitan Life is presently in litigation with several of its excess liability insurers regarding amounts payable under its policies with respect to coverage for these claims. The trial court has granted summary judgment to these insurers. Metropolitan Life has appealed. There can be no assurance regarding the outcome of this litigation or the amount and timing of recoveries, if any, from these excess liability insurers. Metropolitan Life's asbestos-related litigation with these insurers should have no effect on its recoveries under excess insurance policies that were obtained in 1998 for asbestos-related claims.

  See Note 9 of Notes to Consolidated Financial Statements for the year ended December 31, 1999 included in MetLife's Registration Statement on Form S-1 (registration no. 333-91517) filed with the Securities and Exchange Commission for information regarding insurance policies obtained in 1998 related to asbestos-related claims.

  A purported class action suit involving policyholders in 32 states has been filed in a Rhode Island state court against a Metropolitan Life subsidiary, Metropolitan Property and Casualty Insurance Company, with respect to claims by policyholders for the alleged diminished value of automobiles after accident-related repairs. The trial court recently denied a motion by Metropolitan Property and Casualty Insurance Company for summary judgment, and discovery has commenced. A similar "diminished value" allegation was made recently in a Texas Deceptive Trade Practices Act letter and lawsuit which involve a Metropolitan Property and Casualty Insurance Company policyholder. A purported class action has been filed against Metropolitan Property and Casualty Insurance Company and its subsidiary, Metropolitan Casualty Insurance Company, in Florida by a policyholder alleging breach of contract and unfair trade practices with respect to allowing the use of parts not made by the original manufacturer to repair damaged automobiles. These suits are in the early stages of litigation and Metropolitan Property and Casualty Insurance Company and Metropolitan Casualty Insurance Company intend to defend

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS--
                                   CONTINUED

           (DOLLAR AMOUNTS ARE IN MILLIONS UNLESS OTHERWISE STATED.)

themselves vigorously against these suits. Similar suits have been filed against several other personal lines property and casualty insurers.

  The United States, the Commonwealth of Puerto Rico and various hotels and individuals have sued MetLife Capital Corporation, a former subsidiary of the Company, seeking damages for clean up costs, natural resource damages, personal injuries and lost profits and taxes based upon, among other things, a release of oil from a barge which was being towed by the M/V Emily S. In connection with the sale of MetLife Capital, the Company acquired MetLife Capital's potential liability with respect to the M/V Emily S lawsuit. MetLife Capital had entered into a sale and leaseback financing arrangement with respect to the M/V Emily S. The plaintiffs have taken the position that MetLife Capital, as the owner of record of the M/V Emily S, is responsible for all damages caused by the barge, including the oil spill. The governments of the United States and Puerto Rico have claimed damages in excess of $150. The action brought by the United States and Puerto Rico has been conditionally settled. The Company can provide no assurance, however, that this action will be settled.

  Metropolitan Life has completed a tender offer to purchase the shares of Conning Corporation that it had not already owned. After Metropolitan Life had announced its intention to make a tender offer, three putative class actions were filed by Conning shareholders alleging that the prospective offer was inadequate and constituted a breach of fiduciary duty. The parties to the litigation have reached an agreement in principle providing for a settlement of the actions.

  Several lawsuits have been brought challenging the fairness of Metropolitan Life's plan of reorganization and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the plan. These actions name as defendants some or all of Metropolitan Life, MetLife, the individual directors, the New York State Superintendent of Insurance and the underwriters for the initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. Five purported class actions pending in the Supreme Court of the State of New York for New York County have been consolidated within the commercial part. There remains a separate purported class action in New York state court in New York County and another in Kings County. The plaintiffs in the state court class actions seek injunctive, declaratory and compensatory relief, as well as an accounting. Some of the plaintiffs in the above described actions have also brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the New York Superintendent of Insurance that approved the plan. In this action, petitioners seek to vacate the Superintendent's Opinion and Decision and enjoin him from granting final approval of the plan. Three purported class actions were filed in the United States District Court for the Eastern District of New York claiming violation of the Securities Act of 1933. The plaintiffs in these actions, which have been consolidated, claim that the Policyholder Information Booklets relating to the plan failed to disclose certain material facts and seek rescission and compensatory damages. On August 3, 2000, a purported class action was filed in the United States District Court for the Southern District of New York seeking damages from MetLife for alleged violations of various provisions of the Constitution of the United States in connection with the plan of reorganization. Metropolitan Life, MetLife and the individual defendants believe they have meritorious defenses to the plaintiffs' claims and intend to contest vigorously all of the plaintiffs' claims in these actions. The defendants have moved to dismiss each of these actions, except for the Kings County action and the Article 78 proceeding, both of which are being voluntarily held in abeyance.

  Two lawsuits were filed in July 2000 against Metropolitan Life alleging racial discrimination in the marketing, sale, and administration of life insurance policies, including "industrial" life insurance policies, sold by Metropolitan Life decades ago. The first lawsuit was filed in the United States District Court for the Southern District of New York and the second was filed in the United States District Court for the Eastern District of Louisiana. The plaintiffs in these purported class actions seek unspecified compensatory damages, punitive damages, reformation, imposition of a constructive trust, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices and adjust policy values, and

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS--
                                   CONTINUED

           (DOLLAR AMOUNTS ARE IN MILLIONS UNLESS OTHERWISE STATED.)

other relief. Metropolitan Life believes it has meritorious defenses to the plaintiffs' claims and intends to contest vigorously all of the plaintiffs' claims in these actions. Metropolitan Life has moved for summary judgment dismissing the New York action and has moved to transfer the Louisiana action to the United States District Court for the Southern District of New York.

  Insurance Departments in a number of states recently have initiated inquiries about possible race-based underwriting of life insurance. These inquiries generally have been directed to all life insurers licensed in the respective states, including Metropolitan Life and certain of its subsidiaries.

  Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular quarterly or annual periods.

8. COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) for the nine months ended September 30, 2000 and 1999 was as follows:

                                                                 NINE MONTHS
                                                                    ENDED
                                                                SEPTEMBER 30,
                                                                --------------
                                                                2000    1999
                                                                -----  -------
Net income (loss) before date of demutualization                $(220) $   351
Net income after date of demutualization                          585      --
Accumulated other comprehensive income (loss):
  Unrealized investment gains (losses), net of related offsets,
   reclassification adjustments and income taxes                  518   (1,686)
  Foreign currency translation adjustments                        (10)      25
                                                                -----  -------
  Accumulated other comprehensive gain (loss)                     508   (1,661)
                                                                -----  -------
  Comprehensive income (loss)                                   $ 873  $(1,310)
                                                                =====  =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS--
                                   CONTINUED

           (DOLLAR AMOUNTS ARE IN MILLIONS UNLESS OTHERWISE STATED.)


9. BUSINESS SEGMENT INFORMATION

FOR THE NINE
MONTHS ENDED
SEPTEMBER 30,                               AUTO &                              ASSET              CONSOLIDATION/
2000               INDIVIDUAL INSTITUTIONAL  HOME   INTERNATIONAL REINSURANCE MANAGEMENT CORPORATE  ELIMINATION    TOTAL
-------------      ---------- ------------- ------  ------------- ----------- ---------- --------- -------------- -------
Premiums             $3,393      $5,055     $1,965      $481        $1,055       $--       $ --       $(1,832)    $10,117
Universal life
 and investment-
 type product
 policy fees            920         408        --         39           --         --         --           --        1,367
Net investment
 income               4,766       2,902        132       190           278         63        422       (1,351)      7,402
Other revenues          619         518         23         7            20        651        109           48       1,995
Net realized
 investment gains
 (losses)               (98)       (216)       --          9            (1)       --        (150)          25        (431)
Contribution from
 the closed block       --          --         --        --            --         --         --            36          36
Income (loss)
 before provision
 for income taxes
 and
 extraordinary
 item                   818         475        (12)     (284)           77         55        (97)         (48)        984
FOR THE NINE
MONTHS ENDED
SEPTEMBER 30,                               AUTO &                              ASSET              CONSOLIDATION/
1999               INDIVIDUAL INSTITUTIONAL  HOME   INTERNATIONAL REINSURANCE MANAGEMENT CORPORATE  ELIMINATION    TOTAL
-------------      ---------- ------------- ------  ------------- ----------- ---------- --------- -------------- -------
Premiums             $3,091      $4,174     $1,102      $357        $  --        $--       $ --       $   --      $ 8,724
Universal life
 and investment-
 type product
 policy fees            614         371        --         34           --         --         --           --        1,019
Net investment
 income               3,911       2,836         66       154           --          58        377         (213)      7,189
Other revenues          410         456         14         5           --         599         34           61       1,579
Net realized
 investment gains
 (losses)                11         (52)         1         3           --         --        (116)         (24)       (177)
Income (loss)
 before provision
 for income taxes
 and
 extraordinary
 item                   696         665         39        (5)          --          71       (608)         (77)        781

                                 AT            AT
                            SEPTEMBER 30, DECEMBER 31,
                                2000          1999
                            ------------- ------------
Assets
  Individual                  $133,350      $109,401
  Institutional                 92,039        88,127
  Auto & Home                    4,613         4,443
  International                  4,842         4,381
  Reinsurance                    6,761           --
  Asset Management               1,325         1,036
  Corporate                     16,528        20,499
  Consolidation/Elimination     (2,893)       (2,655)
                              --------      --------
    Total                     $256,565      $225,232
                              ========      ========

  The Individual segment includes the results of the closed block for the period April 7, 2000 (date the closed block became effective) through September 30, 2000 combined on a line by line basis with the results of operations outside the closed block. See Note 3 for closed block amounts included in the Individual segment above.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS--
                                   CONTINUED

           (DOLLAR AMOUNTS ARE IN MILLIONS UNLESS OTHERWISE STATED.)

  The Individual segment includes an equity ownership interest in Nvest Companies, L.P. ("Nvest") under the equity method of accounting. Nvest has been included within the Asset Management segment due to the types of products and strategies employed by the entity. The Individual segment's equity in earnings of Nvest, which is included in net investment income, $29 and $38 for the nine months ended September 30, 2000 and 1999, respectively. The investment in Nvest was $189 and $218 at September 30, 2000 and 1999, respectively.

  The Reinsurance segment includes the life reinsurance business of RGA combined with Exeter, a previously existing ancillary life reinsurance business of the Company. Exeter has been reported as a component of the Individual segment rather than as a separate segment for periods prior to January 1, 2000 due to its immateriality.

  The Consolidation/Elimination column includes the elimination of all intersegment amounts, the closed block amounts presented on a line by line basis in the Individual segment, and the Individual segment's ownership interest in Nvest.

  Revenues (including revenues of the closed block) derived from any one customer did not exceed 10% of consolidated revenues. Revenues from U.S. operations were $22,792 and $17,781 for the nine months ended September 30, 2000 and 1999, respectively, which represented 97% of consolidated revenues for both the nine months ended September 30, 2000 and 1999.

10. SUBSEQUENT EVENTS

 SALE OF NVEST

  On October 30, 2000, the Company completed the sale of its 48% ownership interest in its affiliates, Nvest, L.P. and Nvest Companies, L.P., to CDC Asset Management, an affiliate of Caisse des Depots Group. CDC Asset Management paid $40 per unit for Nvest, L.P. and Nvest Companies, L.P. The Company received $858 in the transaction and will report the gain in the fourth quarter of 2000. Total assets of the Nvest entities were approximately $935 at September 30, 2000. Total revenues and net income (net of minority interest) applicable to the Nvest entities were $474 and $29 for the nine months ended September 30, 2000, respectively.

 REINSURANCE OF CLOSED BLOCK

  Metropolitan Life entered into a reinsurance agreement, effective October 1, 2000, under which it ceded 90 percent of the risk associated with the participating life insurance policies constituting the Metropolitan Life U.S. traditional life segment of the closed block, which was formed in connection with the demutualization on April 7, 2000. The agreement will protect Metropolitan Life against inadequate funding of the closed block to meet policyholder contractual guarantees in the event of significantly adverse closed block experience. The agreement is on a modified coinsurance basis under which Metropolitan Life will continue to hold and manage the assets backing the coinsured block of business.

 CASH DIVIDENDS

  On December 15, 2000, the Company paid a dividend of $763 to its parent, MetLife.

                       THE NEW ENGLAND VARIABLE ACCOUNT


PART C.   OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


(a)  Financial Statements

     The following financial statements of the Registrant are included in Part B of this Post-Effective Amendment on Form N-4:

     Statements of Assets and Liabilities as of September 30, 2000 and December 31, 1999.

     Statements of Operations for the nine month period ending September 30, 2000 and the year ended December 31, 1999.

     Statements of Changes in Net Assets for the nine month period ending September 30, 2000 and the years ended December 31, 1999 and 1998.

     Notes to Financial Statements.

     The following financial statements of the Depositor are included in Part B of this Post-Effective Amendment on Form N-4:

     Consolidated Balance Sheets as of September 30, 2000 and December 31, 1999 and 1998.

     Consolidated Statements of Income for the nine month periods ending September 30, 2000 and 1999 and the years ended December 31, 1999, 1998 and 1997.

     Consolidated Statements of Equity for the nine month period ending September 30, 2000 and the years ended December 31, 1999, 1998 and 1997.

     Consolidated Statements of Cash Flows for the nine month periods ending September 30, 2000 and 1999 and the years ended December 31, 1999, 1998 and 1997.

     Notes to Consolidated Financial Statements.


(b)  Exhibits

(1) (i) Resolutions of Board of Directors of New England Mutual Life Insurance Company authorizing the Registrant are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (ii) Resolutions of the Depositor adopting the Registrant as a separate account are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

(2)  None

(3) (i) Distribution Agreement is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (ii) Form of Selling Agreement with other broker-dealers is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-11131) filed on May 1, 1998.

(4) (i) Form of New England Mutual Life Insurance Company Variable Annuity Contract is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-11131) filed on May 1, 1998.

     (ii) Form of New England Mutual Life Insurance Company Contract Loan Endorsement is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-11131) filed on May 1, 1998.

     (iii) Forms of New England Mutual Life Insurance Company Endorsements, (Death of Owner, Individual Retirement Annuity, and Sample of Benefits for Disability of Annuitant) are incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-11131) filed on May 1, 1998.

     (iv) Forms of Metropolitan Life Insurance Company Endorsements (New Contract Loan, Spousal/Beneficiary Continuation) are incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-11131) filed on May 1, 1998.

     (v) Form of Metropolitan Life Insurance Company Endorsement to New England Mutual Life Insurance Company Variable Annuity Contract (See (4)(i) above) is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (vi) Metropolitan Life Insurance Company Variable Annuity Contract and Application are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (vii) Forms of Metropolitan Life Insurance Company Endorsements (Fixed Account, Contract Loans, Tax-Sheltered Annuity, Periodic Reports and Postponement of Surrender) are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (viii) Forms of New England Mutual Life Insurance Company Endorsements (Contract Loans, Fixed Account, Tax-Sheltered Annuity and Rider Benefits of Disability of Annuitant and Modification of Variable Life Income Section and New York Endorsement) is incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (No. 333-11131) filed on February 26, 1999.

     (ix) Form of Metropolitan Life Insurance Company Endorsement (Roth Individual Retirement Annuity) is incorporated herein by reference to Post-Effective Amendment

                                     III-2

     No. 3 to the Registration Statement on Form N-4 (No. 333-11131) filed on February 26, 1999.

     (x) Forms of Endorsements (Fixed Account and Postponement of Fixed Account Values) are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 333-11131) filed on April 26, 1999.

     (xi) Forms of Endorsements (TSA) for Metropolitan Life Insurance Company and New England Life Insurance Company are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 333-11131) filed on April 27, 2000.

(5) (i) New England Mutual Life Insurance Company Application is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (No. 333-11131) filed on February 26, 1999.

     (ii) For Metropolitan Life Insurance Company Application see (4)(vi) above.

(6) (i) Charter and By-Laws of Metropolitan Life Insurance Company are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (ii) By-Laws Amendment is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (iii) Amended and Restated Charter and By-Laws of Metropolitan Life Insurance Company are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 333-11131) filed on April 27, 2000.

(7)  None

(8) (i) Administrative Services Agreement is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on
     August 30, 1996.

     (ii) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Mutual Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-11131) filed on May 1, 1998.

     (iii) Amendment No. 1 to Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Mutual Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (No. 33-17377) filed on April 1, 1996.

     (iv) Assignment of Participation Agreement from New England Mutual Life Insurance Company to Metropolitan Life Insurance Company is incorporated by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

                                     III-3

     (v) Form of Participation Agreement among Metropolitan Series Fund, Inc. and Metropolitan Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 2-80751) filed April 6, 2000.

     (vi) Participation Agreement among New England Zenith Fund, New England Investment Management, Inc., New England Securities Corporation and Metropolitan Life Insurance Company.

(9)  Opinion and consent of Christopher P. Nicholas, Esq.


(10) (i) Consent of Deloitte & Touche LLP.

     (ii) Consent of Sutherland Asbill and Brennan LLP.


(11) None

(12) None

(13) Schedule of computations for performance quotations is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-11131) filed on May 1, 1998.

(14) Powers of Attorney are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996, except for Gerald Clark, Burton A. Dole and Charles M. Leighton whose powers of attorney were filed with Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-11131) on April 30, 1997; Robert H. Benmosche and Stewart G. Nagler whose powers of attorney were filed with Post-Effective Amendment No. 23 to the Registration Statement of Metropolitan Life Separate Account E (File No. 2-90380) filed April 3, 1998; Power of Attorney for William C. Steere is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Metropolitan Life Separate Account UL (File No. 33-57320) filed April 23, 1999 and Power of Attorney for Virginia M. Wilson is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Metropolitan Life Separate Account E (File No. 333-80547) filed November 1, 1999.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


        Name           Principal Occupation and            Positions and Offices
                            Business Address                   with Depositor


Curtis H. Barnette     Chairman Emeritus and Chief                Director
                       Executive Officer
                       Bethlehem Steel Corporation
                       1170 Eighth Avenue
                       Martin Tower 101
                       Bethlehem, PA  18016-7699

                                     III-4

        Name           Principal Occupation and            Positions and Offices
                            Business Address                   with Depositor


Robert H. Benmosche    Chairman of the Board, President     Chairman ofthe Board
                       and Chief Executive Officer              President and
                       MetLife, Inc. and Metropolitan          Chief Executive
                       Life Insurance Company                      Officer
                       One Madison Avenue,
                       New York, NY   10010

Gerald Clark           Vice-Chairman of the Board and       Vice-Chairman of the
                       Chief Investment Officer               Board and Chief
                       MetLife, Inc. and Metropolitan        Investment Officer
                       Life Insurance Company
                       One Madison Avenue
                       New York, NY  10010

Joan Ganz Cooney       Chairman, Executive Committee               Director
                       Sesame Workshop
                       One Lincoln Plaza
                       New York, NY  10023

John C. Danforth       Partner                                     Director
                       Bryan Cave LLP,
                       One Metropolitan Square
                       211 North Broadway,
                       Suite 3600
                       St. Louis, MO 63102


Burton A. Dole, Jr.    Retired Chairman, President and             Director
                       Chief Executive Officer
                       Puritan Bennett
                       2200 Faraday Avenue
                       Carlsbad, CA  92008-7208

James R. Houghton      Chairman of the Board                       Director
                       Emeritus and Director
                       Corning Incorporated
                       80 East Market Street, 2nd Floor
                       Corning, NY  14830

Harry P. Kamen         Retired Chairman of the Board and           Director
                       Chief Executive Officer
                       Metropolitan Life Insurance Company
                       One Madison Avenue
                       New York, NY   10010

                                     III-5

        Name           Principal Occupation and            Positions and Offices
                            Business Address                   with Depositor


Helene L. Kaplan       Of Counsel, Skadden, Arps,                  Director
                       Slate, Meagher and Flom
                       Four Times Square
                       New York, NY   10036

Charles H. Leighton    Retired Chairman and Chief                  Director
                       Executive Officer
                       CML Group, Inc.
                       524 Main Street
                       Bolton, MA  01720

Allen E. Murray        Retired Chairman of the Board               Director
                       and Chief Executive Officer
                       Mobil Corporation
                       375 Park Avenue, Suite 2901
                       New York, NY   10152

Stewart G. Nagler      Vice-Chairman of the Board and          Vice-Chairman of
                       Chief Financial Officer               the Board and Chief
                       MetLife, Inc. and Metropolitan         Financial Officer
                       Life Insurance Company
                       One Madison Avenue
                       New York, NY  10010

John J. Phelan, Jr.    Former Chairman and Chief                   Director
                       Executive Officer
                       New York Stock Exchange, Inc.
                       108 Forest Avenue
                       Locust Valley, NY   11560

Hugh B. Price          President and Chief Executive               Director
                       Officer
                       National Urban League, Inc.
                       120 Wall Street, 7th & 8th Floors
                       New York, NY   10005

Ruth J. Simmons, PH.D. President                                   Director
                       Smith College
                       College Hall 20
                       North Hampton, MA  01063

                                     III-6

        Name           Principal Occupation and            Positions and Offices
                            Business Address                   with Depositor


William C. Steere, Jr. Chairman of the Board and Chief             Director
                       Executive Officer
                       Pfizer, Inc.
                       235 East 42nd Street
                       New York, NY   10016

Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.


         Name                   Position with Metropolitan Life

Robert H. Benmosche     Chairman of the Board, President and Chief Executive
                        Officer
Gary A. Beller          Senior Executive Vice-President and General Counsel
James H. Benson         President, Individual Business; Chairman, Chief
                        Executive Officer and President, New England Life
                        Insurance Company
Gerald Clark            Vice-Chairman of the Board and Chief Investment Officer
C. Robert Henrikson     President, Institutional Business
Stewart G. Nagler       Vice Chairman and Chief Financial Officer
Catherine A. Rein       Senior Executive Vice-President; President and
                        Chief Executive Officer of Metropolitan Property
                        and Casualty Insurance Company
Stanley J. Talbi        Senior Vice President and Chief Actuary
William J. Toppeta      President, Client Services and Chief Administrative
                        Officer
John H. Tweedie         Senior Executive Vice-President
Lisa M. Weber           Executive Vice-President
Judy E. Weiss           Executive Vice-President
Virginia M. Wilson      Senior Vice President and Controller

The principal occupation of each officer, except the following officers during the last five years has been as an officer of Metropolitan Life Insurance Company or an affiliate thereof. Lisa Weber has been an officer of Metropolitan Life since March 16, 1998; prior thereto she was a Director of Diversity Strategy and Development and an Associate Director of Human Resources of PaineWebber. Stanley J. Talbi was Senior Vice President and Chief Actuary of MetLife in July, 2000; prior thereto, he was appointed Senior Vice President of Financial Management and Business Development of the Institutional Business Department of MetLife since 1996. The business address of each officer is One Madison Avenue, New York, New York 10010.


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT.

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:
                                     III-7

              ORGANIZATIONAL STRUCTURE OF METLIFE AND SUBSIDIARIES
                            AS OF SEPTEMBER 30, 2000

Metropolitan Life Insurance Company ("Metropolitan") is a wholly-owned subsidiary of MetLife, Inc, a publicly-traded company. The following is a list of subsidiaries of Metropolitan updated as of September 30, 2000. Metropolitan sold its interests in Nvest Corporation and all of Nvest Corporation affiliates on October 30, 2000. Nvest Corporation and its affiliates and the note following the list that refers to Nvest Corporation and its affiliates are marked with an asterisk (*). Those entities which are listed at the left margin (labelled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by the irrespective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.   Metropolitan Tower Corp. (DE)

     1.   Metropolitan Property and Casualty Insurance Company (RI)

          a.   Metropolitan Group Property and Casualty Insurance Company (RI)

               i.   Metropolitan Reinsurance Company (U.K.) Limited (Great
                    Britain)

          b.   Metropolitan Casualty Insurance Company (RI)

          c.   Metropolitan General Insurance Company (RI)

          d.   Metropolitan Direct Property and Casualty Insurance Company (GA)

          e.   MetLife Auto & Home Insurance Agency, Inc. (RI)

          f.   Metropolitan Lloyds, Inc. (TX)

          g.   Met P&C Managing General Agency, Inc. (TX)

          h.   Economy Fire & Casualty Company (RI)

               i.   Economy Preferred Insurance Company (RI)

               ii.  Economy Premier Assurance Company (RI)

     2.   Metropolitan Insurance and Annuity Company (DE)

          a.   MetLife Europe I, Inc. (DE)

          b.   MetLife Europe II, Inc. (DE)

          c.   MetLife Europe III, Inc. (DE)

          d.   MetLife Europe IV, Inc. (DE)

          e.   MetLife Europe V, Inc. (DE)

     3.   MetLife General Insurance Agency, Inc. (DE)

          a.   MetLife General Insurance Agency of Alabama, Inc. (AL)

          b.   MetLife General Insurance Agency of Kentucky, Inc. (KY)

          c.   MetLife General Insurance Agency of Mississippi, Inc. (MS)

          d.   MetLife General Insurance Agency of Texas, Inc. (TX)

          e.   MetLife General Insurance Agency of North Carolina, Inc. (NC)

          f.   MetLife General Insurance Agency of Massachusetts, Inc. (MA)

     4.   Metropolitan Asset Management Corporation (DE)

          a. MetLife Capital, Limited Partnership (DE). Partnership interests in MetLife Capital, Limited Partnership are Limited Partnership held by Metropolitan (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

          b. MetLife Capital Credit L.P. (Delaware). Partnership interests in MetLife Capital Credit L.P. are Limited Partnership held by Metropolitan (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

               1.   MetLife Capital CFLI Holdings, LLC (DE)

                    a.   MetLife Capital CFLI Leasing, LLC (DE)

          c. MetLife Financial Acceptance Corporation (DE). Metropolitan Asset Management Co. Inc. holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the non voting common stock of MetLife Financial Acceptance Corporation.

          d. MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

          e. MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

          f. MetLife Investments, S.A. (Argentina) 23rd Street Investment, Inc. holds one share of MetLife Investments, S.A.

     5.   SSRM Holdings, Inc. (DE)

          a. State Street Research & Management Company (DE) is the sub-investment manager for the State Street Research Aggressive Growth Portfolio, State Street Research Diversified Portfolio, State Street Research Growth Portfolio, State Street Research Income Portfolio and State Street Research Aurora Small Cap Value Portfolio of Metropolitan Series Fund, Inc.

               i.   State Street Research Investment Services, Inc. (MA)

          b.   SSR Realty Advisors, Inc. (DE)

               i.   Metric Management Inc. (DE)

               ii.  Metric Property Management, Inc. (DE)

                    1. Metric Realty (DE). SSR Realty Advisors, Inc. and Metric Property Management, Inc. each hold 50% of the common stock of Metric Realty.

                    2. Metric Colorado, Inc. (CO). Metric Property Management, Inc. holds 80% of the common stock of Metric Colorado, Inc.

               iii. Metric Capital Corporation (CA)

               iv.  Metric Assignor, Inc. (CA)

               v.   SSR AV, Inc. (DE)

     6.   MetLife Holdings, Inc. (DE)

          a.   MetLife Funding, Inc. (DE)

          b.   MetLife Credit Corp. (DE)

     7.   Metropolitan Tower Realty Company, Inc. (DE)

     8.   Security First Group, Inc. (DE)

          a.   Security First Life Insurance Company (DE)

          b.   Security First Insurance Agency, Inc. (MA)

          c.   Security First Insurance Agency, Inc. (NV)

          d.   Security First Group of Ohio, Inc. (OH)

          e.   Security First Financial, Inc. (DE)

          f.   Security First Investment Management Corporation (DE)

          g.   Security First Financial Agency, Inc. (TX)

     9.   Natiloportem Holdings, Inc. (DE)

          a. Services Administrativos Gen, S.A. de C.V. One Share of Servicos Administrativos Gen. S.A. de C.V. is held by a nominee of Natiloportem Holdings, Inc.

     10.  Metlife CC Holding Company (DE)

          a. Conning Corporation (MO) 60.4% of the voting shares of Conning Corporation are held by MetLife CC Holding Company and 39.6% are held by Gen Am Holding Company.

               i.   Conning, Inc. (DE)

                    (1.) Conning & Company (CT)

                    (a)  Conning Asset Management Company (MO)

                    (b) American Horizon Holdings Inc. (DE) 28.6% of the shares of American Horizon Holdings Inc. are held by Metropolitan Property and Casualty Insurance Company.

                         (i)  American Horizon Services, Inc. (DE)

                         (ii) American Horizon Property & Casualty Insurance
                              Company. (IL)

                              (1.) Texas American Horizon Insurance Services
                                   Agency, Inc. (TX)

                         (iii) American Horizon Insurance Company (AZ)

                              (1.) American Horizon General Agency, Inc. (FL)

     B.   Metropolitan Tower Life Insurance Company (DE)

     C.   MetLife Security Insurance Company of Louisiana (LA)

     D.   MetLife Texas Holdings, Inc. (DE)

          1.   Texas Life Insurance Company (TX)

               a.   Texas Life Agency Services, Inc. (TX)

               b.   Texas Life Agency Services of Kansas, Inc. (KS)

     E.   MetLife Securities, Inc. (DE)

     F.   23rd Street Investments, Inc. (DE)

          1. Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR.

          2. Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance

               Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

               a.   Coating Technologies International, Inc (DE).

          3. Mezzanine Investment Limited Partnership-8. (DE) 23rd Street Investments, Inc. is a 1% partner of Mezzanine Investment Limited Partnership-8. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-8.

     G. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.

          1.   Seguros Genesis, S.A. (Spain)

          2. Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros (Spain)

     H.   MetLife Saengmyoung Insurance Company Ltd. (Korea).

     I.   Metropolitan Life Seguros de Vida S.A. (Argentina)

     J.   Metropolitan Life Seguros de Retiro S.A. (Argentina).

     K.   MetLife Holdings Luxembourg S.A. (Luxembourg)

     L.   Metropolitan Life Holdings, Netherlands BV (Netherlands)

     M.   MetLife International Holdings, Inc. (DE)

          1.   MetLife Insurance Company of the Philippines, Inc. (Philippines).

     N.   Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

     O.   Metropolitan Marine Way Investments Limited (Canada)

     P. P.T. MetLife Sejahtera (Indonesia) Shares of P.T. MetLife Sejahtera are held by Metropolitan (94.3%) and by an entity (5.7%) unaffiliated with Metropolitan.

     Q. Seguros Genesis S.A. (Mexico) Metropolitan holds 85.49%, Metropolitan Tower Corp. holds 7.31% and Metropolitan Asset Management Corporation holds 7.20%.

     R.   Metropolitan Life Seguros de Vida S.A. (Uruguay).

     S.   Metropolitan Life Seguros E Previdencia Privada S.A. (Brazil)

     T.   MetLife (India) Private Ltd.

     U.   Hyatt Legal Plans, Inc. (DE)

          1.   Hyatt Legal Plans of Florida, Inc. (FL)

     V. One Madison Merchandising L.L.C. (CT) Ownership of membership interests in One Madison Merchandising L.L.C. is as follows:
          Metropolitan Life Insurance Company owns 99% and Metropolitan Tower Corp. owns 1%.

     W.   Metropolitan Realty Management, Inc. (DE)

          1.   Edison Supply and Distribution, Inc. (DE)

          2.   Cross & Brown Company (NY)

               a.   CBNJ, Inc. (NJ)

     X.   MetPark Funding, Inc. (DE)

     Y.   Transmountain Land & Livestock Company (MT)

     Z.   MetLife Trust Company, National Association. (United States)

     A.A. Benefit Services Corporation (GA)

     A.B. G.A. Holding Corporation (MA)

     A.C. CRH., Co, Inc. (MA)

     A.D. 334 Madison Euro Investments, Inc.

          1. Park Twenty Three Investments Company* 1% Voting Control of Park Twenty Three Investment Company is held by St. James Fleet Investments Two Limited

               a. Convent Station Euro Investments Four Company. 1% voting control of Convert Station Euro Investments Four Company (United Kingdom) is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

     A.E. L/C Development Corporation (CA)

     A.F. One Madison Investments (Cayco) Limited (Cayman Islands). 1% Voting
          Control of One Madison Investment (Cayco) Limited is held by Convent Station Euro Investments Four Company.

     A.G. New England Portfolio Advisors, Inc. (MA)

     A.H. CRB Co., Inc. (MA). (*AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.)

     A.I. Grand Cathay Securities Investment Trust Co. Ltd. (Hong Kong)
          Metropolitan Life Insurance Company owns 20% of Grand Cathay Securities Investment Trust Co. Ltd. (*Nvest Companies L.P. owns 14.81% of voting control of Grand Cathay Securities Investment Trust Co., Ltd.)

     A.J. Mercadian Capital L.P. (DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian Capital L.P.

     A.K. Mercadian Funding L.P. (DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian Funding L.P.

     A.L. St. James Fleet Investments Two Limited (Cayman Islands). Metropolitan
          Life Insurance Company owns 34% of St. James Fleet Investments Two Limited.

     A.M. MetLife New England Holdings, Inc. (DE)

          1.   Fulcrum Financial Advisors, Inc. (MA)

          2.   New England Life Insurance Company (MA)

               a.   New England Life Holdings, Inc. (DE)

                    i.   New England Securities Corporation (MA)

                         (1)  Hereford Insurance Agency, Inc. (MA)

                         (2)  Hereford Insurance Agency of Alabama, Inc. (AL)

                         (3)  Hereford Insurance Agency of Idaho, Inc. (ID)

                         (4)  Hereford Insurance Agency of Minnesota, Inc. (MN)

                         (5)  Hereford Insurance Agency of New Mexico, Inc. (NM)

                         (6)  Hereford Insurance Agency of Wyoming, Inc (WY).

                    ii.  TNE Information Services, Inc. (MA)

                         (1)  First Connect Insurance Network, Inc. (DE)

                         (2)  Interactive Financial Solutions, Inc. (MA)

                    iii. N.L. Holding Corp. (DEL) (NY)

                         (1)  Nathan & Lewis Securities, Inc. (NY)

                         (2)  Nathan & Lewis Associates, Inc. (NY)

                              (a)  Nathan and Lewis Insurance Agency of
                                   Massachusetts, Inc. (MA)

                              (b)  Nathan and Lewis Associates of Texas, Inc.
                                   (TX)

                         (3)  Nathan & Lewis Associates-Arizona, Inc. (AZ)

                         (4)  Nathan & Lewis of Nevada, Inc. (NV)

                    iv.  New England Investment Management Inc.

               b.   Exeter Reassurance Company, Ltd. (MA)

               c.   Omega Reinsurance Corporation (AZ)

               d.   New England Pension and Annuity Company (DE)

               e.   Newbury Insurance Company, Limited (Bermuda)

     3.   *Nvest Corporation (MA)

          a. *Nvest, L.P. (DE) Nvest Corporation holds a 1.69% general partnership interest and MetLife New England Holdings, Inc. 3.19% general partnership interest in Nvest, L.P.

          b. *Nvest Companies, L.P. (DE). Nvest Corporation holds a 0.0002% general partnership interest in Nvest Companies, L.P. Nvest, L.P. holds a 14.64% general partnership interest in Nvest Companies, L.P. Metropolitan holds a 47.10% limited partnership interest in Nvest Companies, L.P.

          i.   *Nvest Holdings, Inc. (DE)

               (1)  *Back Bay Advisors, Inc. (MA)

                    (a)  *Back Bay Advisors, L.P. (DE)
                         Back Bay Advisors, Inc. holds a 1% general partner interest and NEIC Holdings, Inc. holds a 99% limited partner interest in Back Bay Advisors, L.P.

               (2)  *R & T Asset Management, Inc. (MA)

                    (a)  *Reich & Tang Distributors, Inc. (DE)

                    (b)  *Reich & Tang Asset Management.
                         R & T Asset Management, Inc. holds a 0.5% general partner interest and NEIC Holdings, Inc. hold a 99.5% limited partner interest in Reich & Tang Asset Management, L.P.

                    (c)  *Reich & Tang Services, Inc. (DE)

               (3)  *Loomis, Sayles & Company, Inc. (MA)

                    (a)  *Loomis Sayles & Company, L.P. (DE)
                         Loomis Sayles & Company, Inc. holds a 1% general partner interest and R & T Asset Management, Inc. holds a 99% limited partner interest in Loomis Sayles & Company, L.P.

                         i.   *Loomis Sayles (Australia) Holdings, LLC
                              (1) Loomis Sayles (Australia) Pty Limited

                         ii.  *Loomis Sayles Distributors, L.P.

                         iii. *Loomis Sayles Distributors, Inc.

                         iv.  *Loomis Sayles (Euro) Limited

                   (4)  *Westpeak Investment Advisors, Inc. (MA)

                   (a)  *Westpeak Investment Advisors, L.P. (DE) Westpeak
                         Investment Advisors, Inc. holds a 1% general partner interest and Reich & Tang holds a 99% limited partner interest in Westpeak Investment Advisors, L.P.

                        (i) *Westpeak Investment Advisors Australia Limited Pty.

               (5)  *Vaughan, Nelson Scarborough & McCullough (DE)

                    (a)  *Vaughan, Nelson Scarborough & McCullough, L.P. (DE)
                          VNSM, Inc. holds a 1% general partner interest and Reich & Tang Asset Management, Inc. holds a 99% limited partner interest in Vaughan, Nelson Scarborough & McCullough, L.P.

                         (i)  *VNSM Trust Company

               (6)  *MC Management, Inc. (MA)

                    (a)  *MC Management, L.P. (DE)
                          MC Management, Inc. holds a 1% general partner interest and R & T Asset Management, Inc. holds a 99% limited partner interest in MC Management, L.P.

               (7)  *Harris Associates, Inc. (DE)

                    (a)  *Harris Associates Securities L.P. (DE)
                          Harris Associates, Inc. holds a 1% general partner interest and Harris Associates L.P. holds a 99% limited partner interest in Harris Associates Securities, L.P.

                    (b)  *Harris Associates L.P. (DE)
                          Harris Associates, Inc. holds a 0.33% general partner interest and NEIC Operating Partnership, L.P. holds a 99.67% limited partner interest in Harris Associates L.P.

                         (i)  *Harris Partners, Inc. (DE)

                         (ii) *Harris Partners L.L.C. (DE)
                               Harris Partners, Inc. holds a 1% membership interest and Harris Associates L.P. holds a 99% membership interest in Harris Partners L.L.C.

                              (1)  *Aurora Limited Partnership (DE)
                                    Harris Partners L.L.C. holds a 1% general partner interest

                              (2)  *Perseus Partners L.P. (DE) Harris Partners
                                    L.L.C. holds a 1% general partner interest

                              (3)  *Pleiades Partners L.P. (DE) Harris Partners
                                    L.L.C. holds a 1% general partner interest

                              (4)  *Stellar Partners L.P. (DE) Harris Partners
                                    L.L.C. holds a 1% general partner interest

                              (5)  *SPA Partners L.P. (DE) Harris Partners
                                    L.L.C. holds a 1% general partner interest

               (8)  *NEF Corporation (MA)

                    (a)  *New England Funds, L.P. (DE) NEF Corporation holds a
                          1% general partner interest and NEIC Operating Partnership, L.P. holds a 99% limited partner interest in New England Funds, L.P.

                    (b) *New England Funds Management, L.P. (DE) NEF Corporation holds a 1% general partner interest and NEIC Operating Partnership, L.P. holds a 99% limited partner interest in New England Funds Management, L.P.

                    (c)  *Nvest Services Company, Inc.

               (9)  *AEW Capital Management, Inc. (DE)

                    (a) *AEW Securities, L.P. (DE) AEW Capital Management, Inc. holds a 1% general partnership and AEW Capital Management, L.P. holds a 99% limited partnership interest in AEW Securities, L.P.

                    (b)  *AEW Capital Management L.P. (DE)

                         New England Investment Companies, L.P. holds a 99% limited partner interest and AEW Capital Management, Inc. holds a 1% general partner interest in AEW Capital Management, L.P.

                         (i)  *AEW II Corporation (MA)

                         (ii) *AEW Partners III, Inc. (DE)

                         (iii) *AEW Partners IV, Inc.

                         (iv) *AEW TSF, Inc. (DE)

                         (v)  *AEWPN, LLC (DE)

                         (vi) *AEW Curzon Limited

                         (vii) *AEW Investment Group, Inc. (MA)

                              (1) *Copley Public Partnership Holding, L.P. (MA) AEW Investment Group, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in Copley Public Partnership Holding, L.P.

                              (2) *AEW Management and Advisors L.P. (MA) AEW Investment Group, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in AEW Management and Advisors L.P.

                              (3)  *AEW Real Estate Advisors, Inc. (MA)

                                   (i)  *AEW Advisors, Inc. (MA)

                                   (ii) *Copley Properties Company, Inc. (MA)

                                   (iii) *Copley Properties Company II, Inc.
                                         (MA)

                                   (iv) *Copley Properties Company III, Inc.
                                        (MA)

                                   (v)  *Fourth Copley Corp. (MA)

                                   (vi) *Fifth Copley Corp. (MA)

                                   (vii) *Sixth Copley Corp. (MA)

                                   (viii) *Seventh Copley Corp. (MA).

                                   (ix) *Eighth Copley Corp. (MA).

                                   (x)  *Second Income Corp. (MA).

                                   (xi) *Third Income Corp. (MA).

                                   (xii) *Fourth Income Corp. (MA).

                                          (xiii) *Third Singleton Corp. (MA).

                                          (xiv) *Fourth Singleton Corp. (MA)

                                     (xv) *Fifth Singleton Corp. (MA)

                                     (xvi) *Sixth Singleton Corp. (MA).

                                     (xvii) *BCOP Associates L.P. (MA) AEW Real
                                            Estate Advisors, Inc. holds a 1%
                                            general partner interest in BCOP
                                            Associates L.P.

                                (4)  *CREA Western Investors I, Inc. (MA)

                                (5)  *CREA Investors Santa Fe Springs, Inc. (MA)

                         (viii) *AEW Real Estate Advisors, Limited Partnership
                                (MA) AEW Real Estate Advisors, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in AEW Real Estate Advisors, Limited Partnership.

                         (ix) *AEW Hotel Investment Corporation (MA)

                              (1.) *AEW Hotel Investment, Limited Partnership
                                   (MA) AEW Hotel Investment Corporation holds a 1% general partnership interest and AEW Capital Management, L.P. holds a 99% limited partnership interest in AEW Hotel Investment, Limited Partnership.

                    (10) *Nvest Associates, Inc.

                    (11) *Snyder Capital Management, Inc.

                         (a) *Snyder Capital Management, L.P. NEIC Operating Partnership holds a 99.5% limited partnership interest and Snyder Capital Management Inc. holds a 0.5% general partnership interest.

                    (12) *Jurika & Voyles, Inc.

                         (a) *Jurika & Voyles, L.P NEIC Operating Partnership, L.P. holds a 99% limited partnership interest and Jurika & Voyles, Inc. holds a 1% general partnership interest.

                    (13) *Nvest Partnerships, LLC ( )

                    (14) *Kobrick Funds LLC

          A.N. GenAmerica Financial Corporation (MO)

               1.   General American Life Insurance Company (MO)

                    a.   Paragon Life Insurance Company (MO)

                    b.   Security Equity Life Insurance Company (NY)

                    c.   Cova Corporation (MO)

                         i.   Cova Financial Services Life Insurance Company
                              (MO)

                              (1)  Cova Financial Life Insurance Company (CA)

                              (2)  First Cova Life Insurance Company (NY)

                         ii.  Cova Life Management Company (DE)

                              (1)  Cova Investment Advisory Corporation (IL)

                              (2)  Cova Investment Allocation Corporation (IL)

                              (3)  Cova Life Sales Company (DE)

                              (4)  Cova Life Administration Services Company
                                   (IL)

                    d.   General Life Insurance Company (TX)

                         i.   General Life Insurance Company of America (IL)

                    e.   Equity Intermediary Company (MO)

                         i. Reinsurance Group of America, Incorporated. (MO) 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company. 48.3% is held by GenAmerica Financial Corporation.

                              (1)  Reinsurance Company of Missouri Incorporated
                                   (MO)

                                   a.   RGA Reinsurance Company (MO)

                                   b.   Fairfield Management Group, Inc. (MO)

                                        i.   Reinsurance Partners, Inc. (MO)

                                        ii.  Great Rivers Reinsurance
                                             Management, Inc. (MO)

                                        iii. RGA (U.K.) Underwriting Agency
                                             Limited (United Kingdom)

                              (2) Triad Re, Ltd. (Barbados) Reinsurance Group of America, Incorporated owns 100% of the preferred stock of Triad RE, Ltd. and 67% of the common stock.

                              (3)  RGA Americas Reinsurance Company, Ltd.
                                   (Barbados)

                              (4)  RGA Reinsurance Company (Barbados) Ltd.
                                   (Barbados)

                                   (a)  RGA Financial Group, L.L.C. (DE)

                              (5)  RGA International Ltd. (Canada)

                                   (a)  RGA Financial Products Limited (Canada)

                                   (b)  RGA Canada Management Company, Ltd.
                                        (Canada)

                                        (i)  RGA Life Reinsurance Company of
                                             Canada (Canada)

                              (6)  Benefit Resource Life Insurance Company
                                   (Bermuda) Ltd. (Bermuda)

                              (7)  RGA Holdings Limited (United Kingdom)

                                   (a)  RGA Managing Agency Limited (United
                                        Kingdom)

                                   (b)  RGA Capital Limited (United Kingdom)

                                   (c)  RGA Reinsurance (UK) Limited (South
                                        America)

                              (8) RGA South African Holdings (Pty) Ltd. (South America)

                                   (a)  RGA Reinsurance Company of South Africa
                                        Limited (Australia)

                              (9)  RGA Australian Holdings Pty Limited
                                   (Australia)

                                   (a)  RGA Reinsurance Company of Australia
                                        Limited (Australia)

                              (10) General American Argentina Seguros de Vida,
                                   S.A. (Argentina)

                              (11) RGA Argentina, S.A. (Argentina)

                              (12) Regal Atlantic Company (Bermuda) Ltd.
                                   (Bermuda)

                              (13) Malaysia Life Reinsurance Group Berhad.
                                   (Malaysia) Reinsurance Group of America,
                                   Incorporated owns 30% of Malaysia Life
                                   Reinsurance Group Berhad.

                    f.   GenAm Holding Company (DE)

                         i.   Genelco Incorporated (MO)

                         ii.  Genelco Asia Pacifica Limited (Hong Kong)

                         iii. Genelco de Mexico S.A. de C.V. (Mexico) 99% of the
                              shares of Genelco de Mexico S.A. de C.V. are held by Genelco Incorporated and 1% is held by General American Life Insurance Company.

                         iv.  White Oak Royalty Company (OK)

                         v.   GenMark Incorporated (MO)

                              (a)  Stan Mintz Associates, Inc. (WI)

                              (b)  GenMark Insurance Agency of Alabama, Inc.
                                   (AL)

                              (c) GenMark Insurance Agency of Massachusetts, Inc. (MA)

                              (d)  GenMark Insurance Agency of Ohio, Inc. (OH)

                              (e)  GenMark Insurance Agency of Texas, Inc. (TX)

     2.   Collaborative Strategies, Inc. (MO)

     3.   Virtual Finances.Com, Inc. (MO)

     4.   Missouri Reinsurance (Barbados) Inc. (Barbados)

     5.   GenAmerica Capital I (DE)

     6. GenAmerica Management Corporation (MO) 22.5% of the voting shares of the GenAmerica Management Corporation are owned by General American Life Insurance Company and 10% of the voting shares of the GenAmerica Management Corporation are owned by A.G. Edwards. 67% of the common stock is owned by GenAmerica Financial Corporation.

     7.   Walnut Street Securities, Inc. (MO)

          a.   WSS Insurance Agency of Alabama, Inc. (AL)

          b.   WSS Insurance Agency of Massachusetts, Inc. (MA)

          c.   WSS Insurance Agency of Nevada, Inc. (NV)

          d.   WSS Insurance Agency of Ohio, Inc. (OH)

          e.   WSS Insurance Agency of Texas, Inc. (TX)

          f.   Walnut Street Advisers, Inc. (MO)

     A.O. Metropolitan Life Ubezpieczenna Zycie S.A. (Poland)

     A.P. MetLife Central European Services Spolka z Organiczona odpowiedzialmoscia (Poland)

In addition to the entities listed above, Metropolitan (or where indicated an affiliate) also owns an interest in the following entities, among others:

     The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

     In addition to the entities shown on the organizational chart, Metropolitan (or where indicated, a subsidiary) also owns interests in the following entities:

          1) CP&S Communications, Inc., a New York corporation, holds federal radio communications licenses for equipment used in Metropolitan-owned facilities and airplanes. It is not engaged in any business.

          2) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest.

          3) *Metropolitan owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

          4) Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

          5) Metropolitan directly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP.
     (DEL), an indirect wholly owned subsidiary of Metropolitan.

          6) 100% of the capital stock of Hereford Insurance Agency of Oklahoma, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

          7) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

          8) New England Securities Corporation owns 100% of the non-voting preferred stock of Hereford Insurance Agency of Ohio, Inc., an insurance agency. 100% of the voting common stock of this company is held by an officer who has agreed to vote such shares at the direction of New England Securities Corporation, an indirect wholly owned subsidiary of Metropolitan.

          9) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan serves as the general partner of the limited partnerships and Metropolitan directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

NOTE: THE METROPOLITAN LIFE ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE
----
JOINT VENTURES AND PARTNERSHIPS OF WHICH METROPOLITAN LIFE AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27. NUMBER OF CONTRACTHOLDERS

As of December 31, 2000, there were 20,086 owners of tax-qualified Contracts and 11,149 owners of non-qualified contracts.

ITEM 28.  INDEMNIFICATION

Metropolitan Life Insurance Company has secured a Financial Institutions Bond in the amount of $50,000,000 subject to a $5,000,000 deductible. Metropolitan maintains a directors' and officers' liability policy with a maximum coverage of $300 million under which Metropolitan and New England Securities Corporation, the Registrant's underwriter (the "Underwriter") as well as certain other subsidiaries of Metropolitan are covered. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) New England Securities Corporation also serves as principal underwriter for:

         New England Zenith Fund
         New England Variable Annuity Fund I
         New England Life Retirement Investment Account
         New England Variable Life Separate Account
         New England Variable Annuity Separate Account

     (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:

                                     III-8

        Name              Principal and Offices with       Positions and Offices
                             Principal Underwriter             with Depositor

Thomas W. McConnell*      Chairman of the Board, Director,           None
                          President and CEO
Steven J. Brash***        Assistant Treasurer                        None
Mary M. Diggins**         Vice President, General Counsel,           None
                          Secretary and Clerk
Thom A. Faria**           Director                                   None
Anne M. Goggin**          Director                                   None
Mark A. Greco*            Vice President and Chief Operating         None
                          Officer
Gregory M. Harrison***    Assistant Treasurer                        None
Laura A. Hutner*          Vice President                             None
Mitchell A. Karman**      Vice President                             None
Rebecca Kovatch*          Vice President                             None
Joanne Logue**            Vice President                             None
Genevieve Martin*         Vice President                             None
John Peruzzi*             Assistant Vice President and               None
                          Controller
Robert F. Regan**         Vice President                             None
Jonathan M. Rozek*        Vice President                             None
Michael E. Toland*        Vice President, Chief Compliance           None
                          Officer, Chief Financial Officer,
                          Treasurer, Assistant Secretary and
                          Assistant Clerk

Principal Business Address: *399 Boylston Street, Boston, MA 02116
                            **501 Boylston Street, Boston, MA 02116
                            ***MetLife - One Madison Avenue, New York,  NY 10010

(c)

         (1)             (2)             (3)            (4)             (5)
                   Net Underwriting  Compensation
 Name of Principal   Discounts and   Redemption or   Brokerage        Other
    Underwriter       Commissions    Annuitization   Commissions   Compensation


    New England
    Securities       $1,611,358.39         0              0              0
    Corporation

Commissions are paid by the Company directly to agents who are registered representatives of the Principal Underwriter or to broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.

                                     III-9

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

    (a)  Registrant

    (b)  New England Life Insurance Company
         501 Boylston Street
         Boston, Massachusetts 02116

    (c)  State Street Bank and Trust Company
         225 Franklin Street
         Boston, Massachusetts  02110

    (d)  New England Securities Corporation
         399 Boylston Street
         Boston, Massachusetts  02116

ITEM 31.  MANAGEMENT SERVICES

    Not applicable

ITEM 32.  UNDERTAKINGS

Registrant hereby makes the following undertakings:

(1) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements contained in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2) To include either (a) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information or (b) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(3) To deliver a Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request;

(4) To offer Contracts to participants in the Texas Optional Retirement Program in reliance upon Rule 6c-7 of the Investment Company Act of 1940 and to comply with paragraphs (a)-(d) of that Rule; and

(5) To comply with and rely upon the Securities and Exchange Commission No-Action Letter to the American Council of Life Insurance, dated November 28, 1988, regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940.

                                     III-10

    Metropolitan Life Insurance Company represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Contracts.

                                     III-11

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The New England Variable Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 19th day of January, 2001.


                               THE NEW ENGLAND VARIABLE ACCOUNT


                               BY: METROPOLITAN LIFE INSURANCE COMPANY



                               BY: /s/ GARY A.  BELLER, ESQ.
                                   -------------------------

                                   GARY A. BELLER, ESQ.
                                   SENIOR EXECUTIVE VICE PRESIDENT
                                   AND GENERAL COUNSEL


Attest:    /s/ Cheryl D. Martino
           ---------------------
           Cheryl D. Martino
           Assistant Secretary

                                     III-12

                                  SIGNATURES

          As required by the Securities Act of 1933 and the Investment Company Act of 1940, Metropolitan Life Insurance Company certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 19th day of January, 2001.


                                   METROPOLITAN LIFE INSURANCE COMPANY



                                   BY: /s/ GARY A. BELLER, ESQ.
                                       -----------------------

                                       GARY A. BELLER, ESQ.
                                       SENIOR EXECUTIVE VICE PRESIDENT
                                       AND GENERAL COUNSEL


Attest:  /s/ Cheryl D. Martino
         ---------------------
         Cheryl D. Martino
         Assistant Secretary


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons, in the capacities indicated, on the dates indicated.


      SIGNATURE                     Title                         Date
      ---------                     -----                         ----

                          Chairman of the Board, President
          *                 and Chief Executive Officer       January 19, 2001
-----------------------                                       ----------------
  ROBERT H. BENMOSCHE

                          Vice-Chairman of the Board and
        *               Chief Financial Officer (Principal    January 19, 2001
-----------------------          Financial Officer)           ----------------
  STEWART G. NAGLER

                        Senior Vice President and Controller
        *                   (Principal Accounting Officer)    January 19, 2001
-----------------------                                       ----------------
  VIRGINIA M. WILSON

        *                            Director                 January 19, 2001
-----------------------                                       ----------------
  CURTIS H. BARNETTE

                                     III-13

       SIGNATURE                       Title                       Date
       ---------                       -----                       ----

                              Vice Chairman of the Board and
        *                         Chief Investment Officer     January 19, 2001
--------------------------                                     ----------------
   GERALD CLARK


        *                             Director                 January 19, 2001
--------------------------                                     ----------------
   JOAN GANZ COONEY


--------------------------            Director                 January 19, 2001
   JOHN C. DANFORTH                                            ----------------

        *                             Director                 January 19, 2001
--------------------------                                     ----------------
   BURTON A. DOLE, JR.

        *                             Director                 January 19, 2001
--------------------------                                     ----------------
   JAMES R. HOUGHTON

        *                             Director                 January 19, 2001
--------------------------                                     ----------------
   HARRY P. KAMEN

        *                             Director                 January 19, 2001
--------------------------                                     ----------------
   HELENE L. KAPLAN

        *                             Director                 January 19, 2001
--------------------------                                     ----------------
   CHARLES H. LEIGHTON

        *                             Director                 January 19, 2001
--------------------------                                     ----------------
   ALLEN E. MURRAY

        *                             Director                 January 19, 2001
--------------------------                                     ----------------
   JOHN J. PHELAN, JR.

                                     III-14

       SIGNATURE                       Title                       Date
       ---------                       -----                       ----

        *                             Director                 January 19, 2001
--------------------------                                     ----------------
   HUGH B. PRICE

        *                             Director                 January 19, 2001
--------------------------                                     ----------------
   RUTH J. SIMMONS, Ph.D.

        *                             Director                 January 19, 2001
--------------------------                                     ----------------
   WILLIAM C. STEERE, JR.


                                                               January 19, 2001
 /s/  CHRISTOPHER P. NICHOLAS                                  ----------------
-----------------------------
 CHRISTOPHER P. NICHOLAS, ESQ.
 ATTORNEY-IN-FACT


* Executed by Christopher P. Nicholas, Esq. on behalf of those indicated pursuant to Powers of Attorney filed with the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996 except for Gerald Clark, Burton A. Dole and Charles M. Leighton whose powers of attorney were filed with Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-11131) on April 30, 1997; Robert H. Benmosche and Stewart G. Nagler whose powers of attorney were filed with Post-Effective Amendment No. 23 to the Registration Statement of Metropolitan Life Separate Account E (File No. 2-90380) filed April 3, 1998; Power of Attorney for William C. Steere is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Metropolitan Life Separate Account UL (File No. 33-57320) filed April 23, 1999 and Power of Attorney for Virginia M. Wilson is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Metropolitan Life Separate Account E (File No. 333-80547) filed November 1, 1999.


                                     III-15

                                 EXHIBIT INDEX

(1) (i) Resolutions of Board of Directors of New England Mutual Life Insurance Company authorizing the Registrant are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (ii) Resolutions of the Depositor adopting the Registrant as a separate account are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

(2)  None

(3) (i) Distribution Agreement is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (ii) Form of Selling Agreement with other broker-dealers is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-11131) filed on May 1, 1998.

(4) (i) Form of New England Mutual Life Insurance Company Variable Annuity Contract is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-11131) filed on May 1, 1998.

     (ii) Form of New England Mutual Life Insurance Company Contract Loan Endorsement is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-11131) filed on May 1, 1998.

     (iii) Forms of New England Mutual Life Insurance Company Endorsements, (Death of Owner, Individual Retirement Annuity, and Sample of Benefits for Disability of Annuitant) are incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-11131) filed on May 1, 1998.

     (iv) Forms of Metropolitan Life Insurance Company Endorsements (New Contract Loan, Spousal/Beneficiary Continuation) are incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-11131) filed on May 1, 1998.

     (v) Form of Metropolitan Life Insurance Company Endorsement to New England Mutual Life Insurance Company Variable Annuity Contract (See (4)(i) above) is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (vi) Metropolitan Life Insurance Company Variable Annuity Contract and Application are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (vii) Forms of Metropolitan Life Insurance Company Endorsements (Fixed Account, Contract Loans, Tax-Sheltered Annuity, Periodic Reports and Postponement of Surrender) are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (viii) Forms of New England Mutual Life Insurance Company Endorsements (Contract Loans, Fixed Account, Tax-Sheltered Annuity and Rider Benefits of Disability of Annuitant and Modification of Variable Life Income Section and New York Endorsement) is incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (No. 333-11131) filed on February 26, 1999.

     (ix) Form of Metropolitan Life Insurance Company Endorsement (Roth Individual Retirement Annuity) is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (No. 333-11131) filed on February 26, 1999.

     (x) Forms of Endorsements (Fixed Account and Postponement of Fixed Account Values) are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 333-11131) filed on April 26, 1999.

     (xi) Forms of Endorsements (TSA) for Metropolitan Life Insurance Company and New England Life Insurance Company are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 333-11131) filed on April 27, 2000.

(5) (i) New England Mutual Life Insurance Company Application is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (No. 333-11131) filed on February 26, 1999.

     (ii) For Metropolitan Life Insurance Company Application see (4)(vi) above.

(6) (i) Charter and By-Laws of Metropolitan Life Insurance Company are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (ii) By-Laws Amendment is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (iii) Amended and Restated Charter and By-Laws of Metropolitan Life Insurance Company are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 333-11131) filed on April 27, 2000.

(7)  None

(8) (i) Administrative Services Agreement is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on
     August 30, 1996.

     (ii) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Mutual Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-11131) filed on May 1, 1998.

     (iii) Amendment No. 1 to Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Mutual Life Insurance Company is incorporated by reference to Post-Effective Amendment
     No. 15 to the Registration Statement on Form N-4 (No. 33-17377) filed on April 1, 1996.

     (iv) Assignment of Participation Agreement from New England Mutual Life Insurance Company to Metropolitan Life Insurance Company is incorporated by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996.

     (v) Form of Participation Agreement among Metropolitan Series Fund, Inc. and Metropolitan Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 2-80751) filed April 6, 2000.

     (vi) Participation Agreement among New England Zenith Fund, New England Investment Management, Inc., New England Securities Corporation and Metropolitan Life Insurance Company.

(9)  Opinion and consent of Christopher P. Nicholas, Esq.

(10) (i)  Consent of Deloitte & Touche LLP.

     (ii) Consent of Sutherland Asbill and Brennan LLP.

(11) None

(12) None

(13) Schedule of computations for performance quotations is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-11131) filed on May 1, 1998.

(14) Powers of Attorney are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-11131) filed on August 30, 1996, except for Gerald Clark, Burton A. Dole and Charles M. Leighton whose powers of attorney were filed with Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-11131) on April 30, 1997; Robert H. Benmosche and Stewart G. Nagler whose powers of attorney were filed with Post-Effective Amendment No. 23 to the Registration Statement of Metropolitan Life Separate Account E (File No. 2-90380) filed April 3, 1998; Power of Attorney for William C. Steere is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Metropolitan Life Separate Account UL (File No. 33-57320) filed April 23, 1999; and Power of Attorney for Virginia M. Wilson is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Metropolitan Life Separate Account E (File No. 333-80547) filed November 1, 1999.

                                       3